As filed with the U.S. Securities and Exchange Commission on May 20, 2013

1933 Act File No. 333- 184645

1940 Act File No. 811-21137

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-0102

Form N-2

(Check appropriate box or boxes)

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.1	☒

Post-Effective Amendment No.

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 9	☒

Nuveen Quality Preferred Income Fund 2

(Exact name of Registrant as Specified in Charter)

333 West Wacker Drive, Chicago, Illinois 60606

(Address of Principal Executive Offices)

(Number, Street, City, State, Zip Code)

(Registrant’s Telephone Number, including Area Code): (800) 257-8787

Kevin J. McCarthy

Vice President and Secretary

333 West Wacker Drive

Chicago, Illinois 60606

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copy to:

Thomas S. Harman

Bingham McCutchen LLP

2020 K Street NW

Washington, DC 200046-1806

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective (check appropriate box)

☐	When declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Shares, $0.01 par value	12,000,000	$9.66	$115,920,000	$15,811.49

(1)	Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933 based on the average of the high and low sales prices of the shares of beneficial interest on May 15, 2013 as reported on the New York Stock Exchange.
(2)	Transmitted prior to filing. $1.27 previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MAY 20, 2013

PROSPECTUS

12 Million Common Shares

Nuveen Quality Preferred Income Fund 2

Nuveen Quality Preferred Income Fund 2 (the “Fund”) is a diversified, closed-end management investment company. The Fund’s primary investment objective is high current income consistent with capital preservation. The Fund’s secondary investment objective is to enhance portfolio value relative to the market for preferred securities by investing in (i) securities that the Fund’s sub-adviser, Spectrum Asset Management, Inc. (“Spectrum”), believes are underrated or undervalued or (ii) sectors that Spectrum believes are undervalued. The Fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its Managed Assets (as defined below under Portfolio Contents) in preferred securities. The Fund may invest up to 20% of its Managed Assets in debt securities, including convertible debt securities and convertible preferred securities. The Fund cannot assure you that it will achieve its investment objectives.

Investing in the Fund’s Common Shares involves certain risks that are described in the “Risk Factors” section of this Prospectus (“Prospectus”).

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference. A Statement of Additional Information (“SAI”), dated             , 2013, containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the SAI, the table of contents of which is on the last page of this Prospectus, annual and semi-annual reports to shareholders and other information about the Fund, and make shareholder inquiries by calling (800) 257-8787, by writing to the Fund or from the Fund’s website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Fund’s website is not part of this Prospectus. You also may obtain a copy of the SAI (and other information regarding the Fund) from the SEC’s web site (http://www.sec.gov).

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

Portfolio Contents.    Under normal circumstances, the Fund invests at least 80% of its Managed Assets (as defined below) in preferred securities. Under normal circumstances, the Fund’s portfolio of preferred securities consists of both fixed rate preferred and adjustable rate preferred securities. The Fund may invest up to 20% of its Managed Assets in debt securities, including convertible debt securities and convertible preferred securities. Under normal circumstances, the Fund invests at least 80% of its Managed Assets in securities that, at the time of investment, are rated within the four highest grades by at least one of the nationally recognized statistical rating organizations (“NRSRO”) that rate such security or are unrated but judged to be of comparable quality by Spectrum (i.e., investment grade). Investment grade securities include securities that, at the time of investment, are rated investment grade by at least one NRSRO and below investment grade by another NRSRO (sometimes called, “split-rated”). The Fund may invest up to 10% of its Managed Assets in split-rated securities. The Fund currently employs financial leverage primarily through borrowing. “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of financial leverage through borrowing or the use of commercial paper or notes. The policies described in this section are not considered to be fundamental by the Fund and can be changed by the Board of Trustees without a vote of the outstanding shareholders.

Adviser and Sub-Adviser.    Nuveen Fund Advisors, LLC, the Fund’s investment adviser, is responsible for determining the Fund’s overall investment strategies and their implementation. Spectrum Asset Management, Inc. is the Fund’s investment sub-adviser and oversees the day-to-day investment operations of the Fund.

The minimum price on any day at which Common Shares may be sold will not be less than the current net asset value per share plus the per share amount of the commission to be paid to the Fund’s distributor, Nuveen Securities, LLC (“Nuveen Securities”). The Fund and Nuveen Securities will suspend the sale of Common Shares if the per share price of the shares is less than the minimum price. The Fund currently intends to distribute the shares offered pursuant to this Prospectus primarily through at-the-market transactions, although from time to time it may also distribute shares through an underwriting syndicate or a privately negotiated transaction. To the extent shares are distributed other than through at-the-market transactions, the Fund will file a supplement to this Prospectus describing such transactions. For information on how Common Shares may be sold, see the “Plan of Distribution” section of this Prospectus.

The common shares are listed on the New York Stock Exchange (“NYSE”). The trading or “ticker” symbol of the common shares of the Fund is “JPS.” The Fund’s closing price on the NYSE on May 1, 2013 was $9.69.

The date of this Prospectus is             , 2013

You should rely only on the information contained or incorporated by reference into this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund will update this Prospectus to reflect any material changes to the disclosures herein.

PROSPECTUS SUMMARY

This is only a summary. You should review the more detailed information contained elsewhere in this Prospectus and in the SAI.

The Fund	Nuveen Quality Preferred Income Fund 2 (the “Fund”) is a diversified, closed-end management investment company. See “The Fund.” The Fund’s common shares, $0.01 par value (“Common Shares”), are traded on the New York Stock Exchange (“NYSE”) under the symbol “JPS.” See “Description of Common Shares.” As of March 31, 2013, the Fund had 120,393,013 Common Shares outstanding and net assets applicable to Common Shares of $1,176,341,123.

Investment Objectives and Policies	The Fund’s primary investment objective is high current income consistent with capital preservation. The Fund’s secondary investment objective is to enhance portfolio value relative to the market for preferred securities by investing in (i) securities that the Fund’s sub-adviser believes are underrated or undervalued or (ii) sectors that the Fund’s sub-adviser believes are undervalued. The Fund cannot assure you that it will achieve its investment objectives.

Under normal circumstances, the Fund invests at least 80% of its Managed Assets in preferred securities. “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of financial leverage through borrowing or the use of commercial paper or notes. Under normal circumstances, the Fund’s portfolio of preferred securities consists of both fixed rate preferred and adjustable rate preferred securities.

The Fund invests primarily in preferred securities. There are different types of “preferred securities.” The first, sometimes referred to in this Prospectus as “traditional preferred securities”, consists of preferred shares issued by a company. Traditional preferred securities may be issued by real estate companies, including REITs. Traditional preferred securities are generally equity securities of the issuer that have priority over the issuer’s common shares as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of bankruptcy or other liquidation, but are subordinate to an issuer’s senior debt and junior debt as to both types of payments. Additionally, in a bankruptcy or other liquidation, traditional preferred securities are generally subordinate to an issuer’s trade creditors and other general obligations.

Traditional preferred securities pay a dividend, typically contingent both upon declaration by the issuer’s board, and on the existence of current earnings (or retained earnings) in sufficient amount to source the payment. Dividend payments can be either cumulative or non-cumulative and can be passed or deferred without limitation at the option of the issuer. Traditional preferred securities typically have no ordinary right to vote for the board of directors, except in some cases voting rights may arise if the issuer fails to pay the preferred share dividends. Traditional preferred securities may be perpetual, or have a term; and typically has a fixed liquidation (or “par”) value.

1

The term “preferred securities” also includes hybrid-preferred securities. Hybrid-preferred securities often behave similarly as investments in traditional preferred securities and are regarded by market investors as being part of the preferred securities market. Hybrid-preferred securities possess varying combinations of features of both debt and preferred shares and as such they may constitute senior debt, junior debt or preferred shares in an issuer’s capital structure. As such, hybrid-preferred securities may not be subordinate to a company’s debt securities (as are traditional preferred shares). Given the various debt and equity characteristics of hybrid-preferred securities, whether a hybrid-preferred security is classified as debt or equity for purposes of reporting the Fund’s portfolio holdings may be based on the portfolio manager’s determination as to whether its debt or preferred features are preponderant, or based on the assessment of an independent data provider. Such determinations may be subjective. Hybrid-preferred securities include trust preferred securities. A company creates trust preferred securities typically by creating an affiliated trust or partnership and issuing debt in the form of interest bearing notes or subordinated debentures to the new affiliated entity, which in turn issues the trust preferred securities backed by the company’s debt.

“Preferred securities” also include certain forms of debt that have many characteristics of preferred shares, and that are regarded by the investment marketplace to be part of the broader preferred securities market. Among these “preferred securities” are certain exchange-listed debt issues that historically have several attributes, including trading and investment performance characteristics, in common with exchange-listed traditional preferred stock and hybrid-preferred securities. Generally, these types of “preferred securities” are senior debt or junior debt in the capital structure of an issuer.

Dividend or interest payments on preferred securities may be cumulative or non-cumulative and can be passed or deferred some without limitation.

The preferred securities market continues to evolve. New securities are being developed and may come to market that may be regarded by market investors as being part of the preferred securities market. Where such securities will fall in the capital structure of the issuer will depend on the structure and characteristics of the new security.

The Fund may enter into certain derivative transactions, such as interest rate swaps, as a hedging technique to 1) manage the Fund’s effective interest rate exposure and 2) attempt to protect itself from borrowing interest expenses resulting from increasing short-term interest rates or increasing preferred share dividends (if such shares are issued in the future).

Under normal circumstances, the Fund will invest at least 25% of its Managed Assets in securities of financial services companies. A financial services company is one that is primarily involved in banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial investments, or real estate, including business development companies (“BDCs”) and REITs. For purposes of identifying companies in the financial services sector, the Fund will use industry classifications such as those provided by MSCI and Standard & Poor’s (The Global Industry Classification Standard (GICS)), Bloomberg, Barclays or similar sources

2

commonly used in the financial industry. As a result, if one or more of these classifications include a company “in” the financial services sector, the Fund will consider such company as “in” the financial services sector.

Under normal circumstances, the Fund invests at least 80% of its Managed Assets in securities that, at the time of investment, are rated within the four highest grades by at least one nationally recognized statistical rating organizations (“NRSRO”) that rate such security or are unrated but judged to be of comparable quality by Spectrum (i.e., investment grade). Investment grade securities include securities that, at the time of investment, are rated investment grade by at least one NRSRO and below investment grade by another NRSRO (sometimes called, “split-rated”). The Fund may invest up to 10% of its Managed Assets in split-rated securities.

In addition, under normal circumstances, the Fund may:

•	invest up to 35% of its Managed Assets in U.S. dollar denominated securities of non-U.S. issuers offered, traded or listed in U.S. markets;

•	invest up to 20% of its Managed Assets in debt securities, including convertible debt securities and convertible preferred securities; and

•	invest up to 10% of its Managed Assets in illiquid securities.

For purposes of identifying non-U.S. companies, the Fund will use a Bloomberg classification, which employs various factors as described herein. Emerging market countries include any country other than Canada, the United States and the countries comprising the MSCI EAFE® Index. See “Other Policies—Non-U.S. Companies.”

The Fund may enter into certain derivative transactions, such as interest rate swaps, as a hedging technique to 1) manage the Fund’s effective interest rate exposure and 2) attempt to protect itself from borrowing interest expenses resulting from increasing short-term interest rates or increasing preferred share dividends (if such shares are issued in the future).

The Fund’s objectives and certain investment policies specifically identified in the SAI as such are considered fundamental and may not be changed without shareholder approval. All of the Fund’s other investment policies, including as noted above, are not considered to be fundamental by the Fund and can be changed by the Board of Trustees without a vote of the outstanding shareholders. However, the Fund’s policy of investing at least 80% of its Managed Assets in preferred securities may only be changed by the Board of Trustees following the provision of 60 days’ prior written notice to such shareholders.

See “The Fund’s Investments” and “Risk Factors.”

Investment Adviser	Nuveen Fund Advisors, LLC (“NFALLC”) serves as the Fund’s investment adviser. NFALLC, a registered investment adviser, is responsible for determining the Fund’s overall strategy and its implementation. NFALLC a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $219 billion in assets under management as of December 31, 2012. See “Management of the Fund—Investment Adviser, Sub-Adviser and Portfolio Managers.”

3

Sub-Adviser	Spectrum Asset Management, Inc. serves as the Fund’s sub-adviser. Spectrum, a registered investment adviser, is responsible for the Fund’s day-to-day investment operations.

Nuveen Securities, LLC (“Nuveen Securities”), a registered broker-dealer affiliate of NFALLC and Spectrum, is involved in the offering of the Fund’s Common Shares. See “Plan of Distribution-Distribution Through At-the-Market Transactions.”

Use of Leverage	The Fund employs financial leverage through borrowing or the use of commercial paper or notes (collectively “Borrowing”). The Fund has entered into a prime brokerage facility with BNP Paribas Prime Brokerage, Inc. The Fund’s maximum commitment amount is $467,000,000. For the six months ended January 31, 2013, the average daily balance outstanding and average annual interest rate on the Fund’s borrowings were $434,400,000 and 1.20%, respectively.

The Fund has issued preferred shares in the past, but does not currently have any preferred shares outstanding. The Fund may issue preferred shares in the future. See “Description of Shares—Preferred Shares.”

Leverage involves special risks. See “Risk Factors—Leverage Risks.” There is no assurance that the Fund’s leveraging strategy will be successful. The Fund will seek to invest the proceeds of any future financial leverage in a manner consistent with the Fund’s investment objectives and policies. See “Use of Leverage.”

The Fund pays a management fee to NFALLC (which in turn pays a portion of its fee to the Fund’s sub-adviser, Spectrum) based on a percentage of Managed Assets. Managed Assets include the proceeds realized and managed from the Fund’s use of leverage as set forth in the Fund’s investment management agreement. NFALLC will be responsible for using leverage to pursue the Fund’s investment objectives, and will base its decision regarding whether and how much leverage to use for the Fund based on its assessment of whether such use of leverage will advance the Fund’s investment objectives. However, the fact that a decision to increase the Fund’s leverage will have the effect, all other things being equal, of increasing Managed Assets and therefore NFALLC and Spectrum’s fees means that NFALLC and Spectrum may have a conflict of interest in determining whether to increase the Fund’s use of leverage. NFALLC will seek to manage that potential conflict by only increasing the Fund’s use of leverage when it determines that such increase is consistent with the Fund’s investment objectives, and by periodically reviewing the Fund’s performance and use of leverage with the Fund’s Board of Trustees.

Offering Methods	The Fund may offer shares using one or more of the following methods: (i) at-the-market transactions through one or more broker-dealers that have entered into a selected dealer agreement with Nuveen Securities, one of the Fund’s underwriters; (ii) through an underwriting syndicate; and (iii) through privately negotiated transactions between the Fund and specific investors. See “Plan of Distribution.”

Distribution Through At-the-Market Transactions.    The Fund from time to time may issue and sell its Common Shares through Nuveen Securities, to certain broker-dealers that have entered into selected dealer agreements

4

with Nuveen Securities. Currently, Nuveen Securities has entered into a selected dealer agreement with UBS Securities LLC (“UBS”) pursuant to which UBS will be acting as Nuveen Securities’ sub-placement agent with respect to at-the-market offerings of Common Shares. Common Shares will only be sold on such days as shall be agreed to by the Fund and Nuveen Securities. Common Shares will be sold at market prices, which shall be determined with reference to trades on the NYSE, subject to a minimum price to be established each day by the Fund. The minimum price on any day will not be less than the current net asset value per share plus the per share amount of the commission to be paid to Nuveen Securities. The Fund and Nuveen Securities will suspend the sale of Common Shares if the per share price of the shares is less than the minimum price.

The Fund will compensate Nuveen Securities with respect to sales of the Common Shares at a commission rate of up to 1.0% of the gross proceeds of the sale of Common Shares. Nuveen Securities will compensate broker-dealers participating in the offering at a rate of up to 0.8% of the gross sales proceeds of the sale of Common Shares sold by that broker-dealer. Settlements of Common Share sales will occur on the third business day following the date of sale.

In connection with the sale of the Common Shares on behalf of the Fund, Nuveen Securities may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), and the compensation of Nuveen Securities may be deemed to be underwriting commissions or discounts. Unless otherwise indicated in a further Prospectus supplement, Nuveen Securities will act as underwriter on a reasonable efforts basis.

The offering of Common Shares pursuant to the Distribution Agreement (defined below under “Plan of Distribution—Distribution Through At-the-Market Transactions”) will terminate upon the earlier of (i) the sale of all Common Shares subject thereto or (ii) termination of the Distribution Agreement. The Fund and Nuveen Securities each have the right to terminate the Distribution Agreement in its discretion at any time. See “Plan of Distribution—Distribution Through At-the-Market Transactions.”

The Fund currently intends to distribute the shares offered pursuant to this Prospectus primarily through at-the-market transactions, although from time to time it may also distribute shares through an underwriting syndicate or a privately negotiated transaction. To the extent shares are distributed other than through at-the-market transactions, the Fund will file a supplement to this Prospectus describing such transactions.

UBS, its affiliates and their respective employees hold or may hold in the future, directly or indirectly, investment interests in Nuveen Investments and its funds. The interests held by employees of UBS or its affiliates are not attributable to, and no investment discretion is held by, UBS or its affiliates.

The Fund’s closing price on the NYSE on May 1, 2013 was $9.69.

Distribution Through Underwriting Syndicates.    The Fund from time to time may issue additional Common Shares through a syndicated secondary offering. In order to limit the impact on the market price of the Fund’s

5

Common Shares, underwriters will market and price the offering on an expedited basis (e.g., overnight or similarly abbreviated offering period). The Fund will launch a syndicated offering on a day, and upon terms, mutually agreed upon between the Fund, Nuveen Securities and the underwriting syndicate.

The Fund will offer its shares at a price equal to a specified discount of up to 5% from the closing market price of the Fund’s Common Shares on the day prior to the offering date. The applicable discount will be negotiated by the Fund and Nuveen Securities in consultation with the underwriting syndicate on a transaction-by-transaction basis. The Fund will compensate the underwriting syndicate out of the proceeds of the offering based upon a sales load of up to 4% of the gross proceeds of the sale of Common Shares. The minimum net proceeds per share to the Fund will not be less than the greater of (i) the Fund’s latest net asset value per Common Share or (ii) 91% of the closing market price of the Fund’s Common Shares on the day prior to the offering date. See “Plan of Distribution—Distribution Through Underwriting Syndicates.”

Distribution Through Privately Negotiated Transactions. The Fund, through Nuveen Securities, from time to time may sell directly to, and solicit offers from, institutional and other sophisticated investors, who may be deemed to be underwriters as defined in the 1933 Act for any resale of Common Shares.

The terms of such privately negotiated transactions will be subject to the discretion of the management of the Fund. In determining whether to sell Common Shares through a privately negotiated transaction, the Fund will consider relevant factors including, but not limited to, the attractiveness of obtaining additional funds through the sale of Common Shares, the purchase price to apply to any such sale of Common Shares and the investor seeking to purchase the Common Shares.

Common Shares issued by the Fund through privately negotiated transactions will be issued at a price equal to the greater of (i) the net asset value per Common Share or (ii) at a discount ranging from 0% to 5% of the average daily closing market price of the Fund’s Common Shares at the close of business on the two business days preceding the date upon which Common Shares are sold pursuant to the privately negotiated transaction. The applicable discount will be determined by the Fund on a transaction-by-transaction basis. See “Plan of Distribution—Distribution Through Privately Negotiated Transactions.”

Special Risk Considerations	Investment in the Fund involves special risk considerations, which are summarized below. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program. See “Risk Factors” for a more complete discussion of the special risk considerations of an investment in the Fund.

Investment and Market Risk.    An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. Your Common Shares at any point in time

6

may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. See “Risk Factors—Investment and Market Risk”

Recent Market Conditions. The financial crisis in the U.S. and Many foreign economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Liquidity in some markets has decreased; credit has become scarcer worldwide; and the values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. These market conditions may continue or deteriorate further and may add significantly to the risk of short-term volatility in the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.

In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support the financial markets. Where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could adversely impact the value and liquidity of certain securities.

The severity or duration of these conditions may also be affected by policy changes made by governments or quasigovernmental organizations. Changes in market conditions will not have the same impact on all types of securities.

Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. The Fund cannot predict whether Common Shares will trade at, above or below net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of investment activities. Investors bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Fund’s net asset value than at the time of purchase, assuming a stable net asset value. Proceeds from the sale of Common Shares in this offering will be reduced by shareholder transaction costs (if applicable, which vary depending on the offering method used). Depending on the premium of the Common Shares at the time of any offering of Common Shares hereunder, the Fund’s net asset value may be reduced by an amount up to the offering costs borne by the Fund (estimated to be an additional 0.17% of the offering price assuming a Common Share offering price of $9.69 (the Fund’s closing price on the NYSE on May 1, 2013)).

The net asset value per Common Share will also be reduced by costs associated with any future issuances of Common or preferred shares. The

7

Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes. See “Risk Factors—Market Discount from Net Asset Value.”

Preferred Securities Risks. Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of certain preferred securities issued by trusts or special purpose entities, holders generally have no voting rights, except if a declaration of default occurs and is continuing. In such an event, rights of preferred security holders generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity’s rights as a creditor under the agreement with its operating company. In certain circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws or regulatory or major corporate action. A redemption by the issuer may negatively impact the return of the security held by the Fund.

Preferred securities rank lower than bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk than those debt instruments. Distributions on some types of these securities may also be skipped or deferred by issuers without causing a default. If a Fund owns a preferred security that is deferring its distribution, the Fund may be required to report income for tax purposes while it is not receiving any corresponding cash.

The preferred securities market is comprised predominately of securities issued by companies in the financial services sector. Therefore, preferred securities present substantially increased risks at times of financial turmoil, which could affect financial services companies more than companies in other sectors and industries. See “Risk Factors—Preferred Securities Risks.”

The Fund may invest in preferred securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult for the Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Fund’s investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service. See “Tax Matters.”

Equity Securities Risk.    Equity securities risk is the risk that the value of the equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of such securities participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. The price of an equity security may be particularly sensitive to general movements in the stock market, or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. In

8

addition, equity securities may decline in price if the issuer fails to make anticipated distributions or dividend payments.

Convertible Securities Risk. Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar credit quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated common stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.

Interest Rate Risk. Interest rate risk is the risk that fixed rate securities, such as preferred and debt securities, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Longer-term fixed rate securities are generally more sensitive to interest rate changes. The Fund’s investment in such securities means that the net asset value and market price of Common Shares will tend to decline if market interest rates rise. Market interest rates in the U.S. and in certain other countries in which the Fund may invest are near historically low levels. See “Risk Factors—Interest Rate Risk.”

Reinvestment Risk. During periods of declining interest rates, an issuer may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk. See “Risk Factors—Reinvestment Risk.”

Interest Rate Transaction Risk. In connection with the Fund’s use of leverage through Borrowings or any issuance of preferred shares, the Fund may enter into interest rate swap or cap transactions. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.

In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment obligation on preferred shares or any variable rate Borrowings. The payment obligations would be based on the notional amount of the swap.

9

In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. If the counterparty to an interest rate swap or cap defaults, the Fund would be obligated to make the payments that it had intended to avoid.

Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at that point in time, this default could negatively impact the Fund’s ability to make dividend payments on any outstanding preferred shares.

In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund’s ability to make dividend payments on any outstanding preferred shares or interest payments on Borrowings. If the Fund fails to meet an asset coverage ratio required by law or if the Fund does not meet a rating agency guideline in a timely manner, the Fund may be required to redeem some or all of the preferred shares. See “Description of Shares—Preferred Shares.” Similarly, the Fund could be required to prepay the principal amount of Borrowings, if any. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Fund.

Early termination of a cap could result in a termination payment to the Fund. The Fund intends to maintain in a segregated account with its custodian, cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked-to- market daily. The Fund will not enter into interest rate swap or cap transactions having a notional amount that exceeds the outstanding amount of the Fund’s leverage. See “Use of Leverage” and “Risk Factors—Leverage,” “Risk Factors—Derivatives Risk, Including the Risk of Swaps,” “Risk Factors—Hedging” and “The Fund’s Investments.”

Tax Risk. The Fund may invest in preferred securities the federal income tax treatment of which may not be clear or may be subject to re-characterization by the Internal Revenue Service (“IRS”). It could be more difficult for the Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Fund’s investments or the tax treatment of the income from such investments were successfully challenged by the IRS. See “Tax Matters.”

Concentration and Financial Services Sector Risk. The Fund’s investment in securities of financial services companies makes the Fund more susceptible to adverse economic or regulatory occurrences affecting those companies. Concentration of investments in financial services companies includes the following risks:

•	financial services companies may suffer a setback if regulators change the rules under which they operate;

•	unstable interest rates can have a disproportionate effect on the financial services sector;

10

•

financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector;

•	financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies; and

•	financial services companies have been significantly and negatively affected by the downturn in the subprime mortgage lending market and the resulting impact on the world’s economies.

See “Risk Factors—Concentration and Financial Services Sector Risk.”

Legislation and Regulatory Risk. At any time after the date of this Prospectus, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities and/or securities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.

In addition, as new rules and regulations resulting from the passage of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) are implemented and new international capital and liquidity requirements are introduced under the Basel III Accords (“Basel III”), the market may not react the way NFALLC or Spectrum expects. Whether the Fund achieves its investment objectives may depend on, among other things, whether NFALLC or Spectrum correctly forecast market reactions to this and other legislation. In the event NFALLC and Spectrum incorrectly forecast market reaction, the Fund may not achieve its investment objective and a Common Shareholder’s shares may be worth less than his or her original investment.

Leverage Risk. The use of financial leverage created through Borrowings or issuing preferred shares in the future creates an opportunity for increased Common Share net income and returns, but also creates special risks for Common Shareholders. There is no assurance that the Fund’s leveraging strategy will be successful. The risk of loss attributable to the Fund’s use of leverage is borne by Common Shareholders. The Fund’s use of financial leverage can result in a greater decrease in net asset values in declining markets. The Fund’s use of financial leverage similarly can magnify the impact of changing market conditions on Common Share market prices.

The Fund may use derivatives, such as interest rate swaps, to fix the effective rate paid on all or a portion of the Fund’s leverage, in an effort to lower leverage costs over an extended period. Accordingly, the Fund cannot assure you that the use of leverage will result in a higher yield or return to Common Shareholders. The income benefit from leverage will be reduced to the extent that the difference narrows between the net earnings on the Fund’s portfolio securities and its cost of leverage. Because of the costs of leverage, the Fund may incur losses even if the Fund has positive returns, if

11

they are not sufficient to cover the costs of leverage. The Fund’s cost of leverage includes interest on borrowing or dividends paid on preferred shares, if issued in the future as well as any one-time costs (e.g., issuance costs) and ongoing fees and expenses associated with such leverage.

The Fund has issued preferred shares in the past, but does not currently have any preferred shares outstanding. The Fund may issue preferred shares in the future to increase the Fund’s leverage.

Furthermore, the amount of fees paid to NFALLC (which in turn pays a portion of its fees to Spectrum) for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets—this may create an incentive for NFALLC and Spectrum to leverage the Fund.

The Fund may invest in the securities of other investment companies, which may themselves be leveraged and therefore present similar risks to those described above and magnify the Fund’s leverage risk.

See “Risk Factors—Leverage Risk” and “Use of Leverage.”

Call Risk. The Fund may invest in preferred securities and debt instruments, which are subject to call risk. Preferred securities and debt instruments may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its preferred securities or debt instruments if they can be refinanced by issuing new instruments which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high-yielding preferred securities or debt instruments. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. See “Risk Factors—Call Risk.”

Issuer Credit Risk. Issuers of preferred securities and debt instruments in which the Fund may invest may default on their obligations to pay dividends, principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a preferred security or debt instrument experiencing non-payment and, potentially, a decrease in the net asset value of the Fund. There can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled dividend, interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a preferred security or debt instrument. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. Preferred securities are subordinated borrowings to bonds and debt instruments in a company’s capital structure in terms of priority to corporate income and assets upon liquidation, and therefore will be subject to greater credit risk than those debt instruments. See “Risk Factors—Issuer Credit Risk.”

Non-U.S. Securities Risk.    Investments in securities of non-U.S. companies involve special risks not presented by investments in securities of U.S. companies, including the following: less publicly available information about non-U.S. companies or markets due to less rigorous

12

disclosure or accounting standards or regulatory practices; many non-U.S. markets may be smaller, less liquid and more volatile; potential adverse effects of fluctuations in controls on the value of the Fund’s investments; the economies of non- U.S. countries may grow at slower rates than expected or may experience a downturn or recession; the impact of economic, political, social or diplomatic events; possible seizure of a company’s assets; restrictions imposed by non-U.S. countries limiting the ability of non- U.S. issuers to make payments of principal and/or interest; and withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, including sudden, significant devaluations. In addition, many emerging markets countries have histories of political instability and abrupt changes in policies. Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Unanticipated economic, political and social developments also may affect the values of the Fund’s investments and the availability to the Fund of additional investments in such countries. To the extent the Fund invests in depositary receipts, the Fund will be subject to many of the same risks as when investing directly in non- U.S. securities. The holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. See “Risk Factors—Inflation Risk.”

Derivatives Risk, including the Risk of Swaps. The Fund may enter into an interest rate swap or cap transaction to attempt to protect itself from increasing preferred share dividends, if issued in the future, or borrowing interest expenses resulting from increasing short-term interest rates. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. If the Fund enters into a derivative transaction, it could lose more than the principal amount invested. Whether the Fund’s use of derivatives is successful will depend on, among other things, whether NFALLC and Spectrum correctly forecast market conditions, liquidity, market values, interest rates and other applicable factors. If NFALLC and Spectrum incorrectly forecast these and other factors, the investment performance of the Fund will be unfavorably affected.

13

Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by NFALLC and Spectrum of not only the rate or index, but also of the swap itself. The derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments. See “Risk Factors—Derivatives Risk, Including the Risk of Swaps,” “Risk Factors—Counterparty Risk,” “Risk Factors—Hedging Risk” and the SAI.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit may affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant losses and financial hardships, including bankruptcy, as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position. See “Risk Factors—Counterparty Risk.”

Hedging Risk. The Fund’s use of derivatives or other transactions to reduce the portfolio’s exposure to increases in interest rates involves costs and will be subject to NFALLC and Spectrum’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that NFALLC or Spectrum’s judgment in this respect will be correct. In addition, no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. See “Risk Factors—Hedging Risk.”

Reliance on Investment Adviser. The Fund is dependent upon services and resources provided by its investment adviser, NFALLC, and therefore the investment adviser’s parent, Nuveen Investments. Nuveen Investments has a substantial amount of indebtedness. Nuveen Investments, through its own business or the financial support of its affiliates, may not be able to generate sufficient cash flow from operations or ensure that future borrowings will be available in an amount sufficient to enable it to pay its indebtedness with scheduled maturities beginning in 2014 or to fund its other liquidity needs. Nuveen Investments’ failure to satisfy the terms of its indebtedness, including covenants therein, may generally have an adverse effect on the financial condition of Nuveen Investments.

Potential Conflicts of Interest Risk.    NFALLC and Spectrum each provide a wide array of portfolio management and other asset management services to a mix of clients and may engage in ordinary course activities in which their respective interests or those of their clients may compete or conflict

14

with those of the Fund. For example, NFALLC and Spectrum may provide investment management services to other funds and accounts that follow investment objectives similar to those of the Fund. In certain circumstances, and subject to its fiduciary obligations under the Investment Advisers Act of 1940, Spectrum may have to allocate a limited investment opportunity among its clients, which include closed-end funds, open-end funds and other commingled funds. NFALLC and Spectrum have each adopted policies and procedures designed to address such situations and other potential conflicts of interests. For additional information about potential conflicts of interest, and the way in which NFALLC and Spectrum address such conflicts, please see the SAI.

Anti-Takeover Provisions. The Fund’s Declaration of Trust (the “Declaration”) and the Fund’s By-Laws (the “By-Laws”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See “Certain Provisions in the Declaration of Trust and By-Laws—Anti-Takeover Provisions” and “Risk Factors—Anti-Takeover Provisions.”

In addition, an investment in the Fund’s Common Shares raises other risks, which are more fully disclosed in the “Risk Factors” section of this Prospectus.

Distributions	The Fund pays monthly cash distributions to Common Shareholders at a level rate (stated in terms of a fixed cents per Common Share dividend rate) based on the projected performance of the Fund. The Fund’s ability to maintain a level Common Share dividend rate will depend on a number of factors, including dividends payable on preferred shares, if issued in the future. As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund’s dividend policy could change. For each taxable year, the Fund will distribute all or substantially all of its net investment income (after it pays accrued dividends on any outstanding preferred shares). In addition, the Fund intends to distribute, at least annually, the net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) and taxable ordinary income, if any, to Common Shareholders so long as the net capital gain and taxable ordinary income are not necessary to pay accrued dividends on, or redeem or liquidate, any preferred shares, if issued in the future. You may elect to reinvest automatically some or all of your distributions in additional Common Shares under the Fund’s Dividend Reinvestment Plan.

If the Fund does not distribute all of its net capital gain for a taxable year, it will pay federal income tax on the retained gain. Each Common Shareholder of record as of the end of the Fund’s taxable year (i) will include in income for federal income tax purposes as long-term capital gain his or her share of the retained gain, (ii) will be deemed to have paid his or her proportionate share of the tax paid by the Fund on such retained gain and (iii) will be entitled to an income tax credit or refund for that share of the tax. The Fund will treat the retained capital gain amount as a substitute for equivalent cash distributions. See “Distributions” and “Dividend Reinvestment Plan.”

15

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time.

Custodian and Transfer Agent	State Street Bank and Trust Company serves as custodian and transfer agent of the Fund’s assets. See “Custodian and Transfer Agent.”

Special Tax Considerations	The Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to re-characterization by the IRS.

Voting Rights	The Fund has issued preferred shares in the past, but does not currently have any preferred shares outstanding. The Fund may issue preferred shares in the future. In that event, such preferred securities, voting as a separate class, would have the right to elect at least two trustees at all times and to elect a majority of the trustees in the event two full years’ dividends on the preferred shares are unpaid. In each case, the remaining trustees would be elected by holders of Common Shares and preferred shares voting together as a single class. The holders preferred shares would vote as a separate class or classes on certain other matters as required under the Declaration, the Investment Company Act of 1940, as amended (the “1940 Act”) and Massachusetts law. See “Description of Shares—Preferred Shares—Voting Rights” and “Certain Provisions in the Declaration of Trust.”

16

SUMMARY OF FUND EXPENSES

The table shows the expenses of the Fund as a percentage of the average net assets applicable to Common Shares, and not as a percentage of total assets or Managed Assets.

Shareholder Transaction Expenses (as a percentage of offering price)
Maximum Sales Charge	4.00%
Offering Costs Borne by the Fund(1)	0.17%

As a Percentage of Net Assets Attributable to Common Shares(2)
Annual Expenses
Management Fees	1.16%
Interest Payments on Borrowings(3)	0.47%
Other Expenses(4)	0.10%
Acquired Fund Fees and Expenses	0.03%

Total Annual Expenses	1.76%

(1)	Assuming a Common Share offering price of $9.69 (the Fund’s closing price on the NYSE on May 1, 2013.

(2)	Stated as percentages of average net assets attributable to Common Shares for the six months ended January 31, 2013.

(3)	Interest Payments on Borrowings assumes an annual yearly interest rate of 1.13% on a $464,000,000 borrowing and an annual undrawn fee of 0.50% on an unused balance of $3,000,000. The actual Interest Payments on Borrowings incurred in the future may be higher or lower.

(4)	Other Expenses are estimated based on actual expenses from the prior fiscal period.

The purpose of the table above is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. See “Management of the Fund—Investment Adviser.”

Examples

The following examples illustrate the expenses (including the applicable transaction fees, if any, and estimated offering costs of $1.70) that a shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. Each example assumes that all dividends and other distributions are reinvested in the Fund and that the Fund’s Annual Expenses, as provided above, remain the same. The examples also assume a 5% annual return.(1)

Example # 1 (At-the-Market Transaction)

The following example assumes a transaction fee of 1.00%, as a percentage of the offering price.

1 Year	3 Years	5 Years	10 Years
$29	$66	$106	$217

Example # 2 (Underwriting Syndicate Transaction)

The following example assumes a transaction fee of 4.00%, as a percentage of the offering price.

1 Year	3 Years	5 Years	10 Years
$59	$95	$133	$240

17

Example # 3 (Privately Negotiated Transaction)

The following example assumes there is no transaction fee.

1 Year	3 Years	5 Years	10 Years
$20	$57	$97	$209

The examples should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown above.

(1)	The examples assume that all dividends and distributions are reinvested at Common Share net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

18

FINANCIAL HIGHLIGHTS

The following Financial Highlights table is intended to help a prospective investor understand the Fund’s financial performance for the periods shown. Certain information reflects financial results for a single Common Share of the Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in Common Shares of the Fund (assuming reinvestment of all dividends). The information with respect to the fiscal year ended July 31, 2012 has been audited by Ernst & Young LLP, whose report for the fiscal year ended July 31, 2012, along with the financial statements of the Fund including the Financial Highlights for each of the periods indicated therein, are included in the Fund’s 2012 Annual Report. Also included is selected data from the six months ended January 31, 2013, which is unaudited and appears in the Fund’s Semi-Annual Report. A copy of the 2012 Annual Report and 2013 Semi-Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com. The information contained in, or that can be accessed through, the Fund’s website is not part of this Prospectus. Past results are not indicative of future performance.

The following per share data and ratios have been derived from information provided in the financial statements.

Selected data for a Common Share outstanding throughout each period:

	Year Ended July 31,			Year Ended December 31,							Year Ended July 31,
	2013(f)	2012	2011(g)	2010	2009	2008	2007	2006	2005	2004(h)	2004(i)	2003(j)
Per Share Operating Performance
Beginning Common Share Net Asset Value	$9.12	$8.77	$8.64	$7.67	$5.42	$11.57	$14.66	$14.77	$15.66	$15.32	$14.97	$14.33

Investment Operations:
Net Investment Income (Loss)(a)	0.35	0.69	0.37	0.69	0.69	1.18	1.34	1.33	1.34	0.60	1.42	1.02
Net Realized/Unrealized Gain (Loss)	0.54	0.32	0.15	0.93	2.29	(6.18)	(2.96)	(0.01)	(0.69)	0.50	0.37	0.79
Distributions from Net Investment Income to FundPreferred Shareholders(b)	0.00	0.00	0.00	0.00	0.00 *	(0.18)	(0.34)	(0.31)	(0.18)	(0.04)	(0.08)	(0.07)
Distributions from Accumulated Net Realized Gains to FundPreferred Shareholders(b)	0.00	0.00	0.00	0.00	0.00	0.00	(0.01)	0.00	(0.02)	(0.01)	0.00	0.00

Total	0.89	1.01	0.52	1.62	2.98	(5.18)	(1.97)	1.01	0.45	1.05	1.71	1.74

Less Distributions:
From Net Investment Income to Common Shareholders	(0.33)	(0.66)	(0.39)	(0.65)	(0.70)	(0.97)	(1.04)	(1.12)	(1.16)	(0.53)	(1.32)	(0.95)
From Accumulated Net Realized Gains to Common Shareholders	0.00	0.00	0.00	0.00	0.00	0.00	(0.04)	0.00	(0.18)	(0.18)	(0.04)	0.00
Return of Capital to Common Shareholders	0.00	0.00	0.00	0.00	(0.03)	0.00	(0.04)	0.00	0.00	0.00	0.00	0.00

Total	(0.33)	(0.66)	(0.39)	(0.65)	(0.73)	(0.97)	(1.12)	(1.12)	(1.34)	(0.71)	(1.36)	(0.95)

Offering Costs and FundPreferred Share Underwriting Discounts	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.15)
Ending Common Share Net Asset Value	$9.68	$9.12	$8.77	$8.64	$7.67	$5.42	$11.57	$14.66	$14.77	$15.66	$15.32	$14.97

Ending Market Value	$9.41	$9.34	$8.07	$7.90	$7.25	$5.04	$10.81	$15.12	$12.80	$14.40	$14.61	$14.65
Total Returns:
Based on Market Value(c)	4.37%	25.17%	7.02%	18.31%	63.90%	(47.49)%	(22.24)%	27.75%	(2.06)%	3.34%	8.98%	4.02%
Based on Common Share Net Asset Value(c)	9.88%	12.32%	5.99%	21.99%	61.22%	(47.58)%	(14.32)%	7.09%	3.01%	6.94%	11.60%	11.22%

19

	Year Ended July 31,					Year Ended December 31,								Year Ended July 31,
	2013(f)		2012	2011(g)		2010	2009	2008	2007	2006	2005	2004(h)		2004(i)	2003(j)
Ratios/Supplemental Data
Ending Net Assets Applicable to Common Shares (000)	$1,165,187		$1,097,385	$1,055,468		$1,039,917	$922,354	$649,377	$1,386,125	$1,753,392	$1,765,543	$1,872,283		$1,830,878	$1,789,809
Ratios to Average Net Assets Applicable to Common Shares
Before Reimbursement:(e) Expenses	1.74	%**	1.80%	1.58	%**	1.59%	1.82%	1.96%	1.45%	1.42%	1.40%	1.40	%**	1.41%	1.99	%**
Net Investment Income (Loss)	7.31	%**	8.13%	7.21	%**	8.29%	11.27%	12.02%	9.35%	8.72%	8.32%	8.69	%**	8.64%	7.59	%**
Ratios to Average Net Assets Applicable to Common Shares
After Reimbursement:(d)(e) Expenses	N/A		N/A	N/A		1.51%	1.64%	1.59%	1.00%	0.95%	0.94%	0.94	%**	0.95%	1.54	%**
Net Investment Income (Loss)	N/A		N/A	N/A		8.37%	11.45%	12.39%	9.80%	9.19%	8.78%	9.14	%**	9.10%	8.04	%**
Portfolio Turnover Rate	14%		19%	7%		25%	27%	18%	31%	34%	17%	6%		19%	35%
FundPreferred Shares at End of Period:
Aggregate Amount Outstanding (000)	$—		$—	$—		$—	$—	$130,000	$800,000	$800,000	$800,000	$800,000		$800,000	$800,000
Liquidation Value Per Share	$—		$—	$—		$—	$—	$25,000	$25,000	$25,000	$25,000	$25,000		$25,000	$25,000
Asset Coverage Per Share	$—		$—	$—		$—	$—	$149,880	$68,316	$79,794	$80,173	$83,509		$82,215	$80,932
Borrowings at End of Period:
Aggregate Amount Outstanding (000)	$464,000		$427,000	$308,800		$300,000	$289,500	$165,200	$—	$—	$—	$—		$—	$—
Asset Coverage Per $1,000	$3,511		$3,570	$4,418		$4,466	$4,186	$5,718	$—	$—	$—	$—		$—	$—

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	The amounts shown are based on Common Share equivalents.

20

(c)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. As of September 30, 2010, the Adviser is no longer reimbursing the Fund for any fees and expenses.
(e)	Ratios do not reflect the effect of dividend payments to FundPreferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to FundPreferred Shares and/or borrowings, where applicable. Each ratio includes the effect of all interest expense paid and other costs related to borrowings, where applicable as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 7/31:
2013(f)	0.48	%**
2012	0.55
2011(g)	0.37	**

Year Ended 12/31:
2010	0.39
2009	0.59
2008	0.30
2007	—
2006	—
2005	—
2004(h)	—

Year Ended 7/31:
2004	—
2003(j)	—

(f)	For the six months ended January 31, 2013. (Unaudited)
(g)	For the seven months ended July 31, 2011.
(h)	For the five months ended December 31, 2004.
(i)	The Fund changed its method of presentation for net interest expense on interest rate swap transactions. The effect of the reclassification for the fiscal year ended July 31, 2004 is as follows:

Increase of Net Investment Income per share with a corresponding decrease in Net Realized/Unrealized Investment Gain (Loss)	$0.11
Decrease in each of the Ratios of Expenses to Average Net Assets Applicable to Common Shares with a corresponding increase in each of the Ratios of Net Investment Income to Average Net Assets Applicable to Common Shares	0.71%

(j)	For the period September 24, 2002 (commencement of operations) through July 31, 2003.

N/A	The Fund no longer has a contractual reimbursement agreement with the Adviser.
*	Rounds to less than $.01 per share.
**	Annualized.

21

TRADING AND NET ASSET VALUE INFORMATION

The following table shows for the periods indicated: (i) the high and low sales prices for the Common Shares reported as of the end of the day on the NYSE, (ii) the high and low net asset values of the Common Shares, and (iii) the high and low of the premium/(discount) to net asset value (expressed as a percentage) of the Common Shares.

	Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
January 2013	$9.57	$8.48	$9.72	$9.42	0.10%	(9.98)%
October 2012	$9.65	$9.22	$9.56	$9.14	5.14%	(2.72)%
July 2012	$9.42	$8.21	$9.12	$8.60	3.63%	(4.53)%
April 2012	$8.92	$8.44	$8.84	$8.51	3.73%	(3.96)%
January 2012	$8.47	$7.66	$8.50	$8.06	0.24%	(5.43)%
October 2011	$8.19	$7.08	$8.86	$7.85	(2.71)%	(13.66)%
July 2011	$8.66	$8.06	$9.08	$8.77	(4.42)%	(8.97)%
April 2011	$8.28	$8.00	$8.98	$8.72	(6.57)%	(9.30)%
January 2011	$8.61	$7.54	$8.82	$8.44	(2.38)%	(10.84)%
October 2010	$8.68	$8.07	$8.80	$8.29	(0.35)%	(4.44)%

The net asset value per share, the market price and percentage of premium/(discount) to net asset value per share of the Fund’s Common Shares on May 1, 2013 was $9.93, $9.69 and (2.42)%, respectively. As of March 31, 2013, the Fund had 120,393,013 Common Shares outstanding and net assets applicable to Common Shares of $1,176,341,123. See “Repurchase of Fund Shares; Conversion to Open-End Fund.”

THE FUND

The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on June 24, 2002, pursuant to the Declaration governed by the laws of the Commonwealth of Massachusetts. On September 27, 2002, the Fund issued an aggregate of 108,600,000 Common Shares of beneficial interest, par value $0.01 per share, pursuant to the initial public offering thereof. On October 3, 2002, the Fund issued an additional 8,000,000 common shares in connection with the partial exercise by the underwriters of the over-allotment option. On October 18, 2002 and November 13, 2002, the Fund issued 24,000 and 8,000 FundPreferred shares, respectively. As of December 31, 2009, all of the Fund’s FundPreferred Shares have been redeemed.

The Fund’s Common Shares trade on the NYSE under the symbol “JPS.” The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

The following provides information about the Fund’s outstanding shares as of March 31, 2013:

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding
Common	unlimited	0	120,393,013
Preferred	unlimited	0	0

22

USE OF PROCEEDS

The net proceeds from the issuance of Common Shares hereunder will be used by the Fund to invest in securities in accordance with the Fund’s investment objectives and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of such proceeds in securities that meet the Fund’s investment objectives and policies within one month from the date on which the proceeds from an offering are received by the Fund. Pending such investment, it is anticipated that the proceeds will be invested in short-term or long-term securities issued by the U.S. Government and its agencies or instrumentalities or in high quality, short-term money market instruments. See “Risk Factors—Leverage Risk” and “Use of Leverage.”

THE FUND’S INVESTMENTS

Investment Objectives

The Fund’s primary investment objective is high current income consistent with capital preservation. The Fund’s secondary objective is to enhance portfolio value relative to the market for preferred securities by investing in (i) securities that the Fund’s sub-adviser believes are underrated or undervalued or (ii) sectors that the Fund’s sub-adviser believes are undervalued. The Fund’s objectives are considered fundamental and may not be changed without shareholder approval. There can be no assurance that the Fund’s investment objectives will be achieved.

Investment Philosophy

Spectrum’s investment philosophy is centered on several underlying themes:

Income Orientation.    Spectrum believes that, over time, the primary contributor to the total return of Spectrum’s strategy will come from providing high levels of current income.

High Quality Credit Focus.    Spectrum believes there is a potential advantage to investing in subordinated preferred securities of strong, highly rated issuers as opposed to owning the senior debt of what Spectrum considers to be weak, deteriorating issuers.

The Preferred Securities Market.    Since its founding in 1987, Spectrum has focused on utilizing preferred securities to meet its clients’ investment objectives. Past performance of preferred securities is no guarantee of future results of such securities or of the Fund.

Investment Process

Spectrum’s investment process focuses on:

Macroeconomic and Credit Analysis.    Spectrum’s process begins by utilizing its in-house research capabilities and external credit sources such as Moody’s, Fitch and S&P to identify economic sectors, industries and companies that Spectrum believes have a stable or improving credit profile.

Security Selection.    Spectrum employs a value-oriented style with a focus on choosing preferred securities that it believes are attractive relative to both other preferred securities and to the same issuer’s senior debt. Features such as yield, call protection, subordination and liquidity are analyzed to justify inclusion within the portfolio.

Trading Opportunities.    While income is the primary objective of the Fund, Spectrum will also seek to enhance portfolio value by trading to take advantage of inefficiencies found in the preferred securities market. This often entails selling securities Spectrum deems to be overvalued and buying what Spectrum considers to be undervalued securities.

23

Full Investment.    Spectrum’s general strategy is to remain primarily invested in taxable preferred securities; although, it may at times use permitted temporary investments to adopt a defensive strategy if in its opinion such strategy is warranted by market conditions.

Investment Policies

As a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of its Managed Assets in preferred securities. Under normal circumstances, the Fund’s portfolio of preferred securities consists of both fixed rate preferred and adjustable rate preferred securities. See “—Other Policies.”

Also as a non-fundamental policy, the use of derivatives for purposes of hedging the portfolio is restricted to reducing the portfolio’s exposure to increases in interest rates. In addition, the Fund, in implementing its hedging strategies, may enter into futures transactions with a notional principal amount that will not exceed 35% of its Managed Assets, and may invest in options on futures the premiums for which will not exceed 0.5% of Managed Assets in any calendar quarter.

Under normal circumstances, the Fund will invest at least 25% of its Managed Assets in securities of financial services companies. Additionally, the Fund normally invests at least 80% of its Managed Assets in securities that, at the time of investment, are rated within the four highest grades by at least one of the NRSROs that rate such security or are unrated but judged to be of comparable quality by Spectrum (i.e., investment grade). Investment grade securities include securities that, at the time of investment, are rated investment grade by at least one NRSRO and below investment grade by another NRSRO (sometimes called, “split-rated”). The Fund may invest up to 10% of its Managed Assets in split-rated securities.

In addition, under normal circumstances, the Fund may:

•	invest up to 35% of its Managed Assets in U.S. dollar denominated securities of non-U.S. issuers offered, traded or listed in U.S. markets;

•	invest up to 20% of its Managed Assets in debt securities, including convertible debt securities and convertible preferred securities; and

•	invest up to 10% of its Managed Assets in illiquid securities.

A general description of Moody’s, S&P’s and Fitch’s ratings of securities is set forth in Appendix A to the SAI.

The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that an NRSRO downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, Spectrum may consider such factors as Spectrum’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies.

Other Policies

Upon Spectrum’s recommendation, during temporary defensive periods and in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment objectives and may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities (or in securities of other open- or closed-end investment companies that invest primarily in preferred securities of the types in which the Fund may invest directly). Temporary defensive periods may have an adverse effect on the Fund’s ability to achieve its investment objectives.

The Fund’s objectives and certain investment policies specifically identified in the SAI as such are considered fundamental and may not be changed without shareholder approval. See “Investment Restrictions” in

24

the SAI. All of the Fund’s other investment policies, including as noted above, are not considered to be fundamental by the Fund and can be changed by the Board of Trustees without a vote of the outstanding shareholders.

The Fund’s policy of investing at least 80% of its Managed Assets in preferred securities is not considered to be fundamental. The Fund’s policy that the use of derivatives for purposes of hedging the portfolio will be restricted to reducing the portfolio’s exposure to increases in interest rates is also not considered to be fundamental. As such, these policies can be changed without a vote of the outstanding shareholders. However, such investment policy may only be changed by the Board of Trustees following the provision of 60 days’ prior written notice to such shareholders.

The Fund cannot change its investment objectives without the approval of the holders of a “majority of the outstanding” Common Shares and preferred shares, if issued in the future, voting together as a single class, and of the holders of a “majority of the outstanding” preferred shares, if issued in the future, voting as a separate class. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. See “Description of Shares—Preferred Shares—Voting Rights” for additional information with respect to the voting rights of holders of preferred shares.

Portfolio Contents

Preferred Securities.    The Fund invests in preferred securities. There are different types of “preferred securities.” The first, sometimes referred to in this Prospectus as “traditional preferred securities”, consists of preferred shares issued by a company. Traditional preferred securities may be issued by real estate companies, including REITs. Traditional preferred securities are generally equity securities of the issuer that have priority over the issuer’s common shares as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of bankruptcy or other liquidation, but are subordinate to an issuer’s senior debt and junior debt as to both types of payments. Additionally, in a bankruptcy or other liquidation, traditional preferred securities are generally subordinate to an issuer’s trade creditors and other general obligations.

Traditional preferred securities pay a dividend, typically contingent both upon declaration by the issuer’s board, and on the existence of current earnings (or retained earnings) in sufficient amount to source the payment. Dividend payments can be either cumulative or non-cumulative and can be passed or deferred without limitation at the option of the issuer. Traditional preferred securities typically have no ordinary right to vote for the board of directors, except in some cases voting rights may arise if the issuer fails to pay the preferred share dividends. Traditional preferred securities may be perpetual, or have a term; and typically has a fixed liquidation (or “par”) value.

The term “preferred securities” also includes hybrid-preferred securities. Hybrid-preferred securities often behave similarly as investments in traditional preferred securities and are regarded by market investors as being part of the preferred securities market. Hybrid-preferred securities possess varying combinations of features of both debt and preferred shares and as such they may constitute senior debt, junior debt or preferred shares in an issuer’s capital structure. As such, hybrid-preferred securities may not be subordinate to a company’s debt securities (as are traditional preferred shares). Given the various debt and equity characteristics of hybrid-preferred securities, whether a hybrid-preferred security is classified as debt or equity for purposes of reporting the Fund’s portfolio holdings may be based on the portfolio manager’s determination as to whether its debt or preferred features are preponderant, or based on the assessment of an independent data provider. Such determinations may be subjective. Hybrid-preferred securities include trust preferred securities. A company creates trust preferred securities typically by creating an affiliated trust or partnership and issuing debt in the form of interest bearing notes or subordinated debentures to the new affiliated entity, which in turn issues the trust preferred securities backed by the company’s debt.

25

“Preferred securities” also include certain forms of debt that have many characteristics of preferred shares, and that are regarded by the investment marketplace to be part of the broader preferred securities market. Among these “preferred securities” are certain exchange-listed debt issues that historically have several attributes, including trading and investment performance characteristics, in common with exchange-listed traditional preferred stock and hybrid-preferred securities. Generally, these types of “preferred securities” are senior debt or junior debt in the capital structure of an issuer.

Dividend or interest payments on preferred securities may be cumulative or non-cumulative and can be passed or deferred some without limitation.

The preferred securities market continues to evolve. New securities are being developed and may come to market that may be regarded by market investors as being part of the preferred securities market. Where such securities will fall in the capital structure of the issuer will depend on the structure and characteristics of the new security.

The dividend or interest rates on “preferred securities” may be fixed or floating, or convert from fixed to floating at a specified future time; the Fund may invest without limit in such floating-rate and fixed-to-floating-rate preferred securities. Floating-rate and fixed-to-floating-rate preferred securities may be traditional preferred or hybrid-preferred securities. Floating-rate preferred securities pay a rate of income that resets periodically based on short- and/or longer-term interest rate benchmarks. If the associated interest rate benchmark rises, the income received from the security may increase and therefore the return offered by the floating-rate security may rise as well, making such securities less price-sensitive to rising interest rates (or yields). Similarly, a fixed-to-floating-rate security may be less price-sensitive to rising interest rates (or yields), because the period over which the rate of payment is fixed is shorter than the maturity term of the bond, after which period a floating rate of payment applies.

Preferred securities may either trade over-the-counter (“OTC”), or trade on an exchange. Preferred securities can be structured differently for retail and institutional investors, and the Fund may invest in preferred securities of either structure. The retail segment is typified by $25 par securities (including $25 par debt securities) that are listed on the NYSE and trade on a “flat” basis (i.e., quoted with any accrued dividend or interest income included in the market price). The institutional segment is typified by $1,000 par value OTC securities traded on a “clean” basis (i.e., quoted without accrued divided or interest income included in the market price).

Common Stock.    Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which affect the issuer. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Additional types of equity securities (other than preferred securities) in which the Fund may invest include convertible securities (discussed below), REITs, warrants, rights, depositary receipts (which reference ownership of underlying non-U.S. securities) and other types of securities with equity characteristics. The Fund’s equity investments also may include securities of other investment companies (including open-end funds, closed-end funds and ETFs). For more information, see “Portfolio Composition” in the SAI.

26

Convertible Securities.    Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt securities, or dividends paid or accrued on preferred securities, until the securities mature or are redeemed, converted or exchanged.

Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of commons stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value generally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.

Financial Services Company Securities.    Based on current market conditions, the Fund anticipates investing at least 25% of its Managed Assets in securities issued by financial services companies. A financial services company is one that is primarily involved in banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial investments, or real estate, including BDCs and REITs. For purposes of identifying companies in the financial services sector, the Fund will use industry classifications such as those provided by MSCI and Standard & Poor’s (The Global Industry Classification Standard (GICS)), Bloomberg, Barclays or similar sources commonly used in the financial industry. As a result, if one or more of these classifications include a company “in” the financial services sector, the Fund will consider such company as “in” the financial services sector.

REITs.    REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (i) equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (iii) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs. The Fund can invest in common stock, preferred securities, debt securities and convertible securities issued by REITs.

Non-U.S. Companies.    The Fund may invest in dollar-denominated securities of non-U.S. companies through the direct investment in securities of such companies and through depositary receipts. [For purposes of identifying non-U.S. companies, the Fund will use a Bloomberg classification, which employs the following factors listed in order of importance: (i) the country in which the company’s management is located, (ii) the country in which the company’s securities are primarily listed, (iii) the country from which the company primarily receives revenue, and (iv) the company’s reporting currency.] The Fund may purchase depositary receipts such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs, EDRs and GDRs are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies.

Derivatives.    The Fund may enter into certain derivative transactions, such as interest rate swaps, as a hedging technique to 1) manage the Fund’s effective interest rate exposure and 2) attempt to protect itself from borrowing interest expenses resulting from increasing short-term interest rates or increasing preferred share dividends (if such shares are issued in the future). The specific derivative instruments will be limited to (A) U.S. Treasury security or U.S. Government Agency security futures contracts and (B) options on U.S. Treasury

27

security or U.S. Government Agency security futures contracts. All such instruments must be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the exchange. The Fund, in implementing its hedging strategies, may enter into futures transactions with a notional principal amount that will not exceed 35% of its Managed Assets, and may invest in options on futures the purchase price for which will not exceed 0.5% of Managed Assets in any calendar quarter. See “Other Policies” in the Fund’s SAI for further information on hedging transactions. There is no assurance that these derivative strategies will be available at any time or that Spectrum will determine to use them for the Fund or, if used, that the strategies will be successful.

Limitations on the Use of Futures, Options on Futures and Swaps.    NFALLC has claimed, with respect to the Fund, the exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) provided by Commodity Futures Trading Commission (“CFTC”) Regulation 4.5 and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In addition, Spectrum has claimed the exemption from registration as a commodity trading advisor provided by CFTC Regulation 4.14(a)(8) and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if the Fund uses futures, options on futures or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and the Fund intends to comply with amended Regulation 4.5’s requirements such that NFALLC will not be required to register as a commodity pool operator with the CFTC with respect to the Fund. The Fund reserves the right to employ futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. The requirements for qualification as a regulated investment company may also limit the extent to which the Fund may employ futures, options on futures or swaps.

Illiquid Securities.    The Fund may invest up to 10% of its Managed Assets in illiquid securities. For this purpose, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 10% limitation. The Board of Trustees has delegated to Spectrum and NFALLC the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed Spectrum and NFALLC to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement.

28

If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. To the extent that the Board of Trustees or its delegate determines that the price of any illiquid security provided by the pricing service is inappropriate, such security will be priced at a fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 10% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

Cash Equivalents and Short-Term Investments.    Upon Spectrum’s recommendation, during temporary defensive periods and in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment objectives and may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities (or in securities of other open- or closed-end investment companies that invest primarily in preferred securities of the types in which the Fund may invest directly).

When-Issued and Delayed Delivery Transactions.    The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.

Other Investment Companies.    The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”) that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or Borrowings. The Fund may invest in investment companies that are advised by NFALLC, Spectrum or their respective affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. The Fund has not received or applied for, nor does it currently intend to apply for, any such relief. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

Spectrum will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the section entitled “Risk Factors,” the net asset value and market value of leveraged shares will be more volatile and the yield to Common Shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Portfolio Turnover

The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objectives. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is generally not expected to exceed 50% under normal circumstances. For the six months ended January 31, 2013, the Fund’s portfolio turnover rate was 14%. However, there are no limits on the Fund’s rate of portfolio turnover, and investments may be sold without regard to length of time held when, in Spectrum’s opinion, investment considerations warrant such action. A higher portfolio turnover rate

29

would result in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. Although these commissions and expenses are not reflected in the Fund’s “Total Annual Expenses” in this Prospectus, they will be reflected in the Fund’s total return. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See “Tax Matters.”

USE OF LEVERAGE

The amounts and forms of leverage used by the Fund may vary with prevailing market or economic conditions. The timing and terms of any leverage transactions is determined by the Fund’s Board of Trustees. Currently, the Fund employs financial leverage through bank borrowings. The Fund has entered into a prime brokerage facility with BNP Paribas Prime Brokerage, Inc. The Fund’s maximum commitment amount under these borrowings is $467,000,000. Interest is charged on the Fund’s borrowings at 3-Month London Inter-Bank Offered Rate (“LIBOR”) plus 0.85% on the amounts borrowed and 0.50% on the undrawn balance. For the six months ended January 31, 2013, the average daily balance outstanding and average annual interest rate on the Fund’s borrowings were $434,400,000 and 1.20%, respectively.

Following an offering of additional Common Shares from time to time, the Fund’s leverage ratio will decrease as a result of the increase in net assets attributable to Common Shares. The Fund’s leverage ratio may decline further to the extent that the net proceeds of an offering of Common Shares are used to reduce the Fund’s financial leverage. A lower leverage ratio may result in lower (higher) returns to Common Shareholders over a period of time to the extent that net returns on the Fund’s investment portfolio exceed (fall below) its cost of leverage over that period, which lower (higher) returns may impact the level of the Fund’s distributions. See “Risk Factors—Leverage Risk.”

The Fund has issued preferred shares in the past, but does not currently have any preferred shares outstanding. The Fund may issue preferred shares in the future to increase the Fund’s leverage.

Changes in the value of the Fund’s portfolio, including costs attributable to Borrowings or preferred shares, if any, will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged.

Given the current economic and debt market environment with historically low short-term to intermediate-term interest rates, the Fund may use derivatives such as interest rate swaps, with terms that may range from one to seven years, to fix the effective rate paid on a significant portion of the Fund’s leverage. The interest rate swap program, if implemented, will seek to achieve potentially lower leverage costs over an extended period. This strategy would enhance common shareholder returns if short-term interest rates were to rise over time to exceed on average the effective fixed interest rate for that time period. This strategy, however, would add to effective leverage costs immediately (because the effective swap costs would likely be higher than current benchmark adjustable short term rates) and would increase overall leverage costs over the entirety of any such time period, in the event that short-term interest rates do not rise sufficiently during the period to exceed on average the effective fixed interest rate for that time period.

The Fund pays NFALLC a management fee based on a percentage of Managed Assets. Managed Assets for this purpose include the proceeds realized from the Fund’s use of financial leverage. See “Management of the Fund—Investment Management and Sub-Advisory Agreements.” NFALLC will base its decision whether and how much to leverage the Fund based solely on its assessment of whether such use of leverage will advance the Fund’s investment objective. NFALLC will be responsible for using leverage to achieve the Fund’s investment objectives. However, the fact that a decision to increase the Fund’s leverage will have the effect of increasing Managed Assets and therefore NFALLC’s management fee means that NFALLC may have an incentive to

30

increase the Fund’s use of leverage. NFALLC will seek to manage that incentive by only increasing the Fund’s use of leverage when it determines that such increase is consistent with the Fund’s investment objectives, and by periodically reviewing the Fund’s performance and use of leverage with the Fund’s Board of Trustees.

Under the 1940 Act, the Fund generally is not permitted to issue commercial paper or notes or borrow unless immediately after the borrowing or commercial paper or note issuance the value of the Fund’s total assets less liabilities other than the principal amount represented by commercial paper, notes or borrowings, is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding commercial paper, notes or borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Trustees.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance, the value of the Fund’s asset coverage is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund’s asset coverage). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s asset coverage less liabilities other than borrowings is at least 200% of such liquidation value. If preferred shares are issued in the future, the Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain coverage of any preferred shares. Though it does not currently, if the Fund were to have preferred shares outstanding, two of the Fund’s trustees would be elected by the holders of preferred shares, voting separately as a class. The remaining trustees of the Fund would be elected by holders of Common Shares and preferred shares voting together as a single class. In the event the Fund would fail to pay dividends on for two years, preferred shareholders would be entitled to elect a majority of the trustees of the Fund.

The Fund may utilize the following forms of structural leverage: (a) borrowings, including loans from certain financial institutions, and/or the issuance of debt securities, including fixed and floating rate notes or liquidity supported variable rate demand obligations (previously defined as “Borrowings”); and (b) the issuance of Preferred Shares or other senior securities ((a) and (b) are collectively referred to as “structural” leverage).

The Fund’s leverage strategy may not work as planned or achieve its goals. As previously defined, “effective leverage” is the combination of the amount of structural leverage plus the amount of leverage from derivatives transactions or other portfolio techniques that have the economic effect of leverage. The Fund may utilize derivatives, such as credit default swaps, that have the economic effect of financial leverage by creating additional investment exposure. The Fund also may use a portion of the proceeds received from the Fund’s sale of borrowed securities (“short sales”) to purchase additional long positions in debt instruments, which also would have the economic effect of financial leverage. The Fund does not currently intend to use any proceeds from short sales to invest in additional debt instruments. Effective leverage will not exceed 38% of the Fund’s Managed Assets.

The Fund anticipates that the interest on Borrowings may be at a fixed or floating rate, but generally will be based on short-term adjustable rates. The Fund also anticipates that preferred shares, if issued in the future, will pay dividends based on short-term adjustable rates. So long as the rate of return, net of applicable Fund expenses, on the Fund’s portfolio investments exceeds the then current interest rate on any Borrowings or the preferred share (if outstanding) dividend rate, the investment of the proceeds of Borrowings or preferred shares (if outstanding) will generate more income than will be needed to make interest or dividend payments. If so, the excess will be available to pay higher dividends to Common Shareholders. Given the current economic and debt market environment with historically low short-term to intermediate-term interest rates, the Fund currently uses derivatives such as interest rate swaps, with terms that may range from one to seven years, to fix the effective rate paid on a significant portion of the Fund’s structural leverage. The interest rate swap program seeks to achieve potentially lower leverage costs over an extended period. This strategy would enhance Common Shareholder returns if short-term interest rates were to rise over time to exceed on average the effective fixed interest rate over the term of the swap. This strategy, however, will add to effective leverage costs immediately

31

(because the effective swap costs are likely to be higher than current benchmark adjustable short term rates) and would increase overall leverage costs over the entirety of any such time period, in the event that short-term interest rates do not rise sufficiently during that period to exceed on average the effective fixed interest rate for that time period.

Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Interest rate swap positions are valued daily. Although there are economic advantages of entering into interest rate swap transactions, there are also additional risks. The Fund helps manage the credit risks associated with interest rate swap transactions by entering into agreements only with counterparties whom NFALLC and Spectrum believe have the financial resources to honor their obligations and by having NFALLC and Spectrum continually monitor the financial stability of the swap counterparties.

Depending on the state of interest rates in general, the Fund’s use of interest rate swaps could enhance or harm the overall performance of the Common Shares. To the extent interest rates decline, the value of the interest rate swap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if the counterparty to an interest rate swap defaults, the Fund would not be able to use the anticipated net receipts under the swap to offset the interest payments on Borrowings or the dividend payments on any outstanding preferred shares. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares. In addition, at the time an interest rate swap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares. The Fund could be required to prepay the principal amount of any Borrowings. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap transaction. Early termination of a swap could result in a termination payment by or to the Fund.

The Fund maintains in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked-to-market daily. See “Leverage” and “The Fund’s Investments—Portfolio Composition and Other Information—Other Investments—Hedging Transactions” for additional information. The use of leverage creates special risks for holders of Common Shareholders. See “Risk Factors—Fund Level Risks—Leverage Risk.” The Fund’s leverage strategy may not work as planned or achieve its goals.

The Fund may be subject to certain restrictions imposed by either guidelines of one or more rating agencies that may issue ratings for commercial paper or notes, preferred shares, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede NFALLC and Spectrum from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the rating agencies or lenders would impede its ability to meet its investment objective, or if the Fund is unable to obtain the rating on borrowings (expected to be at least AA/Aa or the equivalent short-term ratings) or preferred shares (also expected to be at least AA/Aa), the Fund will not incur borrowings or issue preferred shares.

Assuming the utilization of leverage through borrowings in the aggregate amount of approximately 29.00% of the Fund’s Managed Assets, at a combined interest or payment rate of 1.35% payable on such leverage, the income generated by the Fund’s portfolio (net of non-leverage expenses) must exceed 0.39% in order to cover such interest or payment rates and other expenses specifically related to borrowing. Of course, these numbers are merely estimates, used for illustration. Actual interest or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above.

32

The Fund may also borrow money for repurchase of its shares or as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of bonds held in the Fund’s portfolio net of expenses) at the assumed portfolio total return rates provided in the table. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further reflects the use of borrowings representing 29.00% of the Fund’s total capital and the Fund’s currently projected annual dividend rate, borrowing interest rate or payment rate set by an interest rate transaction of 1.35%. See “Risk Factors—Leverage Risk” and “Use of Leverage.”

Assumed Portfolio Total Return	-10.00%	-5.00%	0.00%	5.00%	10.00%
Common Share Total Return	-14.64%	-7.59%	-0.55%	6.49%	13.53%

Common Share total return is composed of two elements—the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying interest on any borrowings) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than capital appreciation.

RISK FACTORS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in Common Shares.

Investment and Market Risk

An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.

Market Discount from Net Asset Value

Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. The Fund cannot predict whether Common Shares will trade at, above or below net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of investment activities. Investors bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Fund’s net asset value than at the time of purchase, assuming a stable net asset value. Proceeds from the sale of Common Shares in this offering will be reduced by transaction costs (if applicable, which vary depending on the offering method used). Depending on the premium of the Common Shares at the time of any offering of Common Shares hereunder, the Fund’s net asset value may be reduced by an amount up to the offering costs borne by the Fund (estimated to be an additional 0.17% of the offering price assuming a Common Share offering price of $9.69 (the Fund’s closing price on the NYSE on May 1, 2013)).

33

Interest Rate Risk

Interest rate risk is the risk that the fixed-rate securities in which the Fund invests, such as preferred and debt securities, will fluctuate in value with changes in interest rates. In general, fixed-rate securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term fixed-rate securities are generally more sensitive to interest rate changes. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term securities generally fluctuate more than prices of shorter-term securities as interest rates change. Market interest rates in the U.S. and in certain other countries in which the Fund may invest are near historically low levels. The Fund’s use of leverage, as described herein, will also tend to increase Common Share interest rate risk.

Reinvestment Risk

Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Common Shares’ market price or their overall returns.

Preferred Securities Risks

Preferred and other subordinated securities rank lower than bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. There are various special risks associated with investing in preferred securities, including:

•

Limited voting rights.    Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of certain preferred securities issued by trusts or special purpose entities, holders generally have no voting rights except if a declaration of default occurs and is continuing. In such an event, preferred security holders generally would have the right to appoint and authorize a trustee to enforce the trust’s or special purpose entity’s rights as a creditor under the agreement with its operating company.

•

Special redemption rights.    In certain circumstances, an issuer of preferred securities may redeem the securities at par prior to their stated maturity date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws or regulatory or major corporate action. A redemption by the issuer may negatively impact the return of the security held by the Fund.

•

Payment deferral.    Generally, preferred securities may be subject to provisions that allow an issuer, under certain conditions, to skip (“non-cumulative” preferred securities) or defer (“cumulative” preferred securities) distributions for a stated period without any adverse consequences to the issuer. Non-cumulative preferred securities can defer distributions indefinitely. Cumulative preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distribution payments for up to 10 years. If the Fund owns a preferred security that is deferring its distribution, the Fund may be required to report income for tax purposes while it is not receiving any corresponding cash.

•

Subordination.    Preferred securities are ranked lower than bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk than those debt instruments.

•	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities or common stock.

•	Tax risk: The Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue

34

Service. It could be more difficult for the Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Fund’s investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service. See “Tax Matters.”

•

Regulatory risk:    Issuers of preferred securities may be in industries that are heavily regulated and that may receive government funding. The value of preferred securities issued by these companies may be affected by changes in government policy, such as increased regulation, ownership restrictions, deregulation or reduced government funding.

•

New types of securities.    From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if NWQ believes that doing so would be consistent with the Fund’s investment objective and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility. The preferred securities market is comprised predominately of securities issued by companies in the financial services sector. Therefore, preferred securities present substantially increased risks at times of financial turmoil, which could affect financial services companies more than companies in other sectors and industries. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and proposed regulations affecting the financial services sector could lead to the issuance of new forms of preferred and hybrid-preferred securities with features such as automatic equity conversion and/or write downs from par value under certain circumstances. Such conversion or write-down features might be applied by regulators to existing securities as well. The Dodd-Frank Act contains provisions which will make certain hybrid-preferred securities less attractive for issuing banks, which may result in a reduction in the issuance and availability of these types of securities. These changes may negatively impact the prices of some securities, particularly those trading above their par values, as the new legislation may make near-term redemptions at par possible. However, other securities may be positively affected, particularly those trading at discounts to par value. Such securities may experience an increase in market value from issuers’ redemption activity. A longer-term consequence of the relevant provisions of the Dodd-Frank Act, which are to be phased in over a period of a few years, is the potential for some types of preferred securities in which the Fund intends to invest to become more scarce and potentially less liquid. In addition, proposals of the Basel Committee on Banking Supervision (“Basel III”) to update capital requirements for banks globally, if finalized and adopted in the United States, would further limit the attractiveness to issuing banks of a broad range of preferred security types and possibly have more significant consequences, including a smaller market of issues and less liquidity. It is not possible to predict the impact of the Dodd-Frank Act and these proposals on the Fund’s ability to pursue its investment strategy.

Common Stock Risk

Common stock, risk is the risk that the value of the common stock held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of such securities participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. The price of a common stock may be particularly sensitive to general movements in the stock market, or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. In addition, common stock may decline in price if the issuer fails to make anticipated distributions or dividend payments.

35

Concentration and Financial Services Sector Risk

The Fund’s investment in securities issued by financial services companies makes the Fund more susceptible to adverse economic or regulatory occurrences affecting those companies. Concentration of investments in financial services companies includes the following risks:

•	financial services companies may suffer a setback if regulators change the rules under which they operate;

•	unstable interest rates can have a disproportionate effect on the financial services sector;

•

financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector;

•	financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies; and

•	financial services companies have been significantly and negatively affected by the downturn in the subprime mortgage lending market and the resulting impact on the world’s economies.

Convertible Securities Risk

Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar credit quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated common stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.

Leverage Risk

Leverage risk is the risk associated with the use of the Fund’s borrowings, outstanding preferred shares, if issued in the future, to leverage the Common Shares. There can be no assurance that the Fund’s leveraging strategy will be successful. Because the preferred shares in which the Fund invests generally pay fixed rates of interest while the Fund’s costs of leverage generally fluctuate with short- to intermediate-term yields, the incremental earnings from leverage will vary over time. However, the Fund may use derivatives, such as interest rate swaps, to fix the effective rate paid on all or a portion of the Fund’s leverage in an effort to lower leverage costs over an extended period. Accordingly, the Fund cannot assure you that the use of leverage will result in a higher yield or return to Common Shareholders. The income benefit from leverage will be reduced to the extent that the difference narrows between the net earnings on the Fund’s portfolio securities and its cost of leverage. The income benefit from leverage will increase to the extent that the difference widens between the net earnings on the Fund’s portfolio securities and its cost of leverage. If short- or intermediate-term rates rise, the Fund’s cost of leverage could exceed the fixed rate of return on longer-term bonds held by the Fund that were acquired during periods of lower interest rates, reducing returns to Common Shareholders. This could occur even if short- or intermediate-term and long-term interest rates rise. Because of the costs of leverage, the Fund may incur losses even if the Fund has positive returns, if they are not sufficient to cover the costs of leverage. The Fund’s cost of leverage includes expenses relating to the issuance and ongoing maintenance of any borrowings, as well as any one-time costs (e.g., issuance costs) and ongoing fees and expenses associated with such leverage.

36

The risk of loss attributable to the Fund’s use of leverage is borne by Common Shareholders. The Fund’s use of financial leverage can result in a greater decrease in net asset values in declining markets. The Fund’s use of financial leverage similarly can magnify the impact of changing market conditions on Common Share market prices. Furthermore, the amount of fees paid to NFALLC (which in turn pays a portion of its fees to Spectrum) for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets—this may create an incentive for NFALLC and Spectrum to leverage the Fund. The Fund is required to maintain certain regulatory and rating agency asset coverage requirements in connection with its outstanding borrowings, in order to be able to maintain the ability to declare and pay Common Share distributions and to maintain the rating of preferred shares if issued in the future. In order to maintain required asset coverage levels, the Fund may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares, if any, or prepaying borrowings with the proceeds from portfolio transactions, at what might be an inopportune time in the market. Such actions could reduce the net earnings or returns to Common Shareholders over time.

The Fund may invest in the securities of other investment companies, which may themselves be leveraged and therefore present similar risks to those described above and magnify the Fund’s leverage risk.

Tax Risk

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy a diversification test on a quarterly basis. If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If these relief provisions are not available to the Fund for any year in which it fails to qualify as a regulated investment company (“RIC”), all of its taxable income (including its net capital gain) would be subject to Fund-level tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits, subject to the dividends received deduction for corporate shareholders and to the lower tax rates applicable to qualified dividend income distributed to noncorporate shareholders. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year.

The Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. It could be more difficult for the fund to comply with the tax requirements applicable to RICs if the tax characterization of the fund’s investments or the tax treatment of the income from such investments were successfully challenged by the IRS.

Borrowing Risks

In addition to borrowing for leverage (See “Use of Leverage”), the Fund may borrow for temporary or emergency purposes, including to meet redemption requests, pay dividends, repurchase its shares, or clear portfolio transactions. Borrowing may exaggerate changes in the net asset value of the Fund’s shares and may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions,

37

including periods of low demand or decreased liquidity in the preferred securities market, such borrowings might be outstanding for longer periods of time. The Fund will not purchase additional portfolio securities while such outstanding temporary or emergency borrowings exceed 5% of the value of its total assets.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of Common Shares and the distributions can decline. In addition, during any period of rising inflation, interest rates on borrowings would likely increase, which would tend to further reduce returns to Common Shareholders.

Derivatives Risk, Including the Risk of Swaps

The use of derivatives for purposes of hedging the portfolio will be restricted to reducing the portfolio’s exposure to increases in interest rates. The specific derivative instruments will be limited to (A) U.S. Treasury security or U.S. Government Agency security futures contracts and (B) options on U.S. Treasury security or U.S. Government Agency security futures contracts. All such instruments must be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the relevant exchange. The Fund, in implementing its hedging strategies, may enter into futures transactions with a notional principal amount that will not exceed 35% of its Managed Assets, and may invest in options on futures the premiums for which will not exceed 0.5% of Managed Assets in any calendar quarter.

Futures Contracts and Options.    U.S. Treasury and U.S. Government Agency futures contracts are standardized contracts for the future delivery of a U.S. Treasury Bond or U.S. Treasury Note or a U.S. Government Agency security or their equivalent at a future date at a price set at the time of the contract. An option on a U.S. Treasury or U.S. Government Agency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a U.S. Treasury or U.S. Government Agency futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds the exercise price of the option on the futures contract.

Under regulations of the CFTC currently in effect, which may change from time to time, with respect to futures contracts to purchase securities and call options on futures contracts purchased by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the SEC is that the Fund’s long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in order to counter the impact of any potential leveraging.

There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. There may be an imperfect correlation between the Fund’s portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for

38

trading. Further, the Fund’s use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to Spectrum’s ability to predict correctly changes in interest rate relationships or other factors.

The Fund also may invest in relatively new instruments without a significant trading history. See “Other Policies” in the Fund’s SAI for further information on hedging transactions.

Interest Rate Transactions.    In connection with the Fund’s anticipated use of leverage through its sale of preferred shares or Borrowings, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on preferred shares or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap.

The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked-to-market daily.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate swaps or caps could enhance or harm the overall performance of the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings. Buying interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap. The Fund will not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund’s leverage.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on preferred shares or interest payments on Borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.

Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that Spectrum believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, Spectrum will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund’s investments.

39

In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.

The Fund may choose or be required to redeem some or all preferred shares or prepay any Borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

The derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments. See also, “—Counterparty Risk”, “—Hedging Risk” and the SAI.

Counterparty Risk

Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit may affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant losses and financial hardships, including bankruptcy, as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Call Risk

The Fund may invest in preferred securities and debt instruments, which are subject to call risk. Preferred securities and debt instruments may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its preferred securities or debt instruments if they can be refinanced by issuing new instruments which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high-yielding preferred securities or debt instruments. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Issuer Credit Risk

Issuers of preferred securities and debt instruments in which the Fund may invest may default on their obligations to pay dividends, principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a preferred security or debt instrument experiencing non-payment and, potentially, a decrease in the net asset value of the Fund. There can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled dividend, interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a preferred security or debt instrument. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. Preferred securities are subordinated borrowings to bonds and debt instruments in a company’s capital structure in terms of priority to corporate income and assets upon liquidation, and therefore will be subject to greater credit risk than those debt instruments.

40

Non-U.S. Securities Risk

Investments in securities of non-U.S. companies involve special risks not presented by investments in securities of U.S. companies, including the following: less publicly available information about non-U.S. companies or markets due to less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets may be smaller, less liquid and more volatile; potential adverse effects of fluctuations in controls on the value of the Fund’s investments; the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; the impact of economic, political, social or diplomatic events; possible seizure of a company’s assets; restrictions imposed by non-U.S. countries limiting the ability of non-U.S. issuers to make payments of principal and/or interest; and withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. To the extent the Fund invests in depositary receipts, the Fund will be subject to many of the same risks as when investing directly in non-U.S. securities. The holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt. The Fund’s income from non-U.S. issuers may be subject to non-U.S. withholding taxes. In some countries, the Fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent foreign income taxes are paid by the Fund, it is unlikely that U.S. Common Shareholders will be able to claim a credit or deduction for U.S. federal income tax purposes. See “Tax Matters.”

Risks of investing in emerging markets issuers include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of the companies in those markets.

Hedging Risk

The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to Spectrum’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that Spectrum’s judgment in this respect will be correct. In addition, no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Further, these hedging strategies may generate taxable income.

Duration Risk

Duration is the sensitivity, expressed in years, of the price of a fixed income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity. The duration of the Fund’s portfolio is not subject to any limits and therefore the portfolio may be very sensitive to interest rate changes.

41

Floating-Rate and Fixed-to-Floating-Rate Securities Risk

The market value of floating-rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating-rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed-to-floating-rate securities will decline due to lower coupon payments on floating rate securities.

Deflation Risk

Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Market Disruption and Geopolitical Risk

The aftermath of the wars in Iraq and Afghanistan, instability in the Middle East and terrorist attacks in the United States and around the world may have a substantial impact on the U.S. and world economies and securities markets. Terrorist attacks closed some of the U.S. securities markets in 2001, and similar events cannot be ruled out in the future. The wars and occupations, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. These risks may adversely affect individual issuers and securities markets, interest rates, secondary trading, investor psychology, inflation and other factors relating to the Common Shares.

Recent Market Conditions.    The financial crisis in the United States and many foreign economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Liquidity in some markets has decreased and credit has become scarcer worldwide.

These market conditions may continue or deteriorate further and may add significantly to the risk of short-term volatility in the Fund. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. Where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could adversely impact the value and liquidity of certain securities. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Changes in market conditions will not have the same impact on all types of securities. In addition, since 2010, the risks of investing in certain foreign government debt have increased dramatically as a result of the ongoing European debt crisis, which began in Greece and spread throughout various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the global securities markets and it is impossible to predict the effects of these or similar events in the future on the Fund, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Fund. Instruments in which the Funds may invest, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are as yet unforeseeable. The Dodd-Frank Act has initiated a dramatic revision of the U.S. financial regulatory framework that will continue to unfold over several years. The Dodd- Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial

42

systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Many of the implementing regulations have not yet been finalized. Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which the Fund may invest, is not yet certain. The introduction of new international capital and liquidity requirements under Basel III, a global, voluntary regulatory standard on bank capital adequacy, stress testing and market liquidity risk, may cause lending activity within the financial services sector to be constrained as Basel III rules phase in over the next several years.

REIT Risk

The Fund may invest in common stocks, preferred securities and convertible securities issued by REITs. As a result, the Fund’s performance may be linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. REIT prices also may drop because of the failure of borrowers to pay their loans and poor management. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unit holders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. A U.S. domestic REIT can pass its income through to shareholders or unit holders without any U.S. federal income tax at the entity level if it complies with various requirements under the Internal Revenue Code of 1986, as amended (the “Code”). There is the risk that a REIT held by the Fund will fail to qualify for this pass-through treatment of its income. Similarly, REITs formed under the laws of non-U.S. countries may fail to qualify for corporate tax benefits made available by the governments of such countries. The Fund, as a holder of a REIT, will bear its pro rata portion of the REIT’s expenses.

Illiquid Securities Risk

The Fund may invest in securities and other instruments that, at the time of investment, are illiquid. Illiquid securities are any security which cannot be sold or disposed of in the ordinary course of business within seven (7) days at the approximate price at which the client account values the security and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the 1933 Act, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Market Disruption Risk

Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the U.S. on September 11, 2001), war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy. Below investment grade securities tend to be more volatile than higher rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of below investment grade securities than on higher rated securities.

Impact of Offering Methods Risk

The issuance of Common Shares through the various methods described in the Prospectus may have an adverse effect on prices in the secondary market for the Fund’s Common Shares by increasing the number of Common Shares available for sale. In addition, the Common Shares may be issued at a discount to the market price for such Common Shares, which may put downward pressure on the market price for Common Shares of the Fund.

43

Certain Affiliations

Certain broker-dealers may be considered to be affiliated persons of the Fund, NFALLC and/or Nuveen Investments. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate, including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. The Fund has not applied for and does not currently intend to apply for such relief. This could limit the Fund’s ability to engage in securities transactions, purchase certain adjustable rate senior loans, if applicable, and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

Anti-Takeover Provisions

The Fund’s Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See “Certain Provisions in the Declaration of Trust.”

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by NFALLC. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Adviser, Sub-Adviser and Portfolio Managers

Investment Adviser.    Nuveen Fund Advisors, LLC, the Fund’s investment adviser, offers advisory and investment management services to a broad range of mutual funds and closed-end fund clients. NFALLC is responsible for the Fund’s overall investment strategy and its implementation. NFALLC also is responsible for managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services.

NFALLC, 333 West Wacker Drive, Chicago, Illinois 60606, is a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $219 billion of assets under management as of December 31, 2012.

Sub-Adviser.    Spectrum Asset Management, Inc., 2 High Ridge Park, Stamford, Connecticut 06905, serves as investment sub-adviser to the Fund and, as such, provides day-to-day investment management of the Fund. Spectrum is an independently run, wholly-owned subsidiary of Principal Global Investors, LLC (“PGI”), which is an indirectly wholly-owned subsidiary of Principal Financial Group (“PFG”), a publicly traded, diversified, insurance and financial services company. Spectrum has been in the business of providing investment advice since 1987 and managed over $18.1 billion in assets as of March 31, 2013.

Portfolio Managers.    Mark A. Lieb and L. Phillip Jacoby (the “Portfolio Managers”) are co-portfolio managers of the Fund and have served as portfolio managers of the Fund since 2002. Mr. Lieb is the Founder, President and Chief Executive Officer of Spectrum. Mr. Jacoby is an Executive Director and Chief Investment Officer of Spectrum. Biographical information for Messrs. Lieb and Jacoby is as follows:

Mark A. Lieb.    Mr. Lieb is the Founder, President and Chief Executive Officer of Spectrum. Prior to founding Spectrum in 1987, Mr. Lieb was a Founder, Director and Partner of DBL Preferred Management, Inc., a

44

wholly owned corporate cash management subsidiary of Drexel Burnham Lambert, Inc. Mr. Lieb was instrumental in the formation and development of all aspects of DBL Preferred Management, Inc., including the daily management of preferred stock portfolios for institutional clients, hedging strategies, and marketing strategies. Mr. Lieb’s prior employment included the development of the preferred stock trading desk at Mosley Hallgarten & Estabrook. Mr. Lieb holds a BA in Economics from Central Connecticut State College and an MBA in Finance from the University of Hartford.

L. Phillip Jacoby, IV.    Mr. Jacoby is an Executive Director and Chief Investment Officer of Spectrum. Mr. Jacoby joined Spectrum in 1995 as a Portfolio Manager and most recently held the position of Managing Director and Senior Portfolio Manager until his appointment as Chief Investment Officer on January 1, 2010, following the planned retirement of his predecessor. Prior to joining Spectrum, Mr. Jacoby was a Senior Investment Officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and co-manager of the preferred stock portfolio of its U.S. Corporate Financing Division for six years. Mr. Jacoby began his career in 1981 with The Northern Trust Company, Chicago and then moved to Los Angeles to join E.F. Hutton & Co. as a Vice President and Institutional Salesman, Generalist Fixed Income Sales through most of the 1980s. Mr. Jacoby holds a BSBA in Finance from the Boston University School of Management.

Spectrum may act as broker for the Fund in connection with the purchase or sale of securities by or to the Fund if and to the extent permitted by procedures adopted from time to time by the Board of Trustees of the Fund. The Board of Trustees, including a majority of the trustees who are not “interested” trustees, has determined that portfolio transactions for the Fund may be executed through Spectrum if, in the judgment of NFALLC and Spectrum, the use of Spectrum is likely to result in prices and execution at least as favorable to the Fund as would be available from other qualified brokers and if, in such transactions, Spectrum charges the Fund commission rates at least as favorable to the Fund as those charged by Spectrum to comparable unaffiliated customers in similar transactions. The Board of Trustees also has adopted procedures that are reasonably designed to provide that any commission, fee or other remuneration paid to Spectrum is consistent with the foregoing standard. The Fund will not affect principal transactions with Spectrum. In executing transactions through Spectrum, the Fund will be subject to, and intends to comply with, Section 17(e) of the 1940 Act and the rules thereunder. See “Portfolio Transactions and Brokerage” in the SAI.

Additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Fund is provided in the SAI. The SAI is available free of charge by calling (800) 257-8787 or by visiting the Fund’s website at www.nuveen.com. The information contained in, or that can be accessed through, the Fund’s website is not part of this Prospectus or the SAI.

Investment Management and Sub-Advisory Agreements

Investment Management Agreement.    Pursuant to an investment management agreement between NFALLC and the Fund (the “Investment Management Agreement”), the Fund has agreed to pay an annual management fee for the services and facilities provided by NFALLC, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below.

Fund-Level Fee.    The annual fund-level fee for the Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets(1)	Fund-Level Fee Rate
For the first $500 million	0.7000%
For the next $500 million	0.6750%
For the next $500 million	0.6500%
For the next $500 million	0.6250%
For managed assets over $2 billion	0.6000%

45

Complex-Level Fee.    The annual complex-level fee for the Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level(2)	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

(1)	For the Fund, “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles).

(2)	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with NFALLC’s assumption of the management of the former First American Funds effective January 1, 2011. With respect to closed-end funds, eligible assets include assets managed by NFALLC that are attributable to financial leverage. For these purposes, financial leverage includes the use of preferred stock and borrowings and certain investments in the residual interest certificates in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by issuance of floating rate securities, subject to an agreement by NFALLC as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of February 28, 2013 the complex-level fee rate for the Fund was 0.1668%.

The management fee compensates NFALLC for overall investment advisory and administrative services and general office facilities. The Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NFALLC or Spectrum), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses associated with any borrowings, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

A discussion regarding the basis for the Board of Trustees’ decision to renew the Investment Management Agreement for the Fund is available in the Fund’s annual report to shareholders dated July 31 of each year.

Investment Sub-Advisory Agreement.    Pursuant to an investment sub-advisory agreement between NFALLC and Spectrum (the “Sub-Advisory Agreement”), Spectrum will receive from NFALLC a management fee equal to 40% of NFALLC’s net management fee from the Fund.

A discussion regarding the basis for the Board of Trustees’ decision to renew the Sub-Advisory Agreement for the Fund is available in the Fund’s annual report to shareholders dated July 31 of each year.

46

NET ASSET VALUE

The Fund’s net asset value per share is determined as of the close of regular session trading (normally 4:00 p.m., Eastern Time) on each day the NYSE is open for business. Net asset value is calculated by taking the market value of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Fund’s Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service approved by the Fund’s Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service, or, in the absence of a pricing service for a particular security, the Board of Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant by the pricing service or the Board of Trustees’ designee. Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. See “Net Asset Value” in the SAI for more information.

DISTRIBUTIONS

The Fund pays regular monthly distributions to Common Shareholders at a level rate (stated in terms of a fixed cents per Common Share dividend rate) that reflects the past and projected performance of the Fund. Distributions can only be made from net investment income after paying any accrued dividends to preferred shareholders, if any, or interest and required principal payments on borrowings. The Fund does not currently have any preferred shares outstanding.

The Fund’s ability to maintain a level dividend rate will depend on a number of factors. The net income of the Fund includes all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. For each year, the Fund will distribute all or substantially all of its net investment income. At least annually, the Fund also intends to distribute substantially all of its net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) and taxable ordinary income, if any, after paying any accrued dividends or making any liquidation payments to preferred shareholders, if any preferred shares are issued in the future, and interest and required principal payments on borrowings. Although it does not now intend to do so, the Board of Trustees may change the Fund’s dividend policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund’s undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on the outstanding preferred shares, if any, and expenses and interest on borrowings.

The Fund might not distribute all or a portion of any net capital gain for a taxable year. If the Fund does not distribute all of its net capital gain for a taxable year, it will pay federal income tax on the retained gain. Each Common Shareholder of record as of the end of the Fund’s taxable year will include in income for federal income tax purposes, as long-term capital gain, his or her share of the retained gain, will be deemed to have paid his or her proportionate share of the tax paid by the fund on such retained gain, and will be entitled to an income tax credit or refund for that share of the tax. The Fund will treat the retained capital gains as a substitute for equivalent cash distributions. While not currently anticipated, if the Fund makes total distributions during a given

47

calendar year in an amount that exceeds the Fund’s net investment income and net capital gain for that calendar year, the excess will generally be treated by Common Shareholders as a return of capital for tax purposes.

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time.

DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), you may elect to have all dividends, including any capital gain dividends, on your Common Shares automatically reinvested by the Plan Agent (defined below) in additional Common Shares under the Plan. You may elect to participate in the Plan by contacting Nuveen Investor Services at (800) 257-8787. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you or your brokerage firm by State Street Bank and Trust Company as dividend paying agent (the “Plan Agent”).

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If Common Shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then current market price;

(2) If Common Shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments; or

(3) If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Upon a repurchase of your shares, the Fund (or its administrative agent) may be required to report to the IRS and furnish to you cost basis and holding period information for Fund shares that you purchased on or after January 1, 2012 (“covered shares”).

For shares of the Fund held in the Plan, you are permitted to elect from among several permitted cost basis methods. The cost basis method you use may not be changed with respect to a repurchase of shares after the settlement date of repurchase. You should consult with your tax advisors to determine the best permitted cost

48

basis method for your tax situation and to obtain more information about how the cost basis reporting rules apply to you. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing to State Street Bank and Trust Company, Attn: ComputerShare Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071 or by calling (800) 257-8787.

PLAN OF DISTRIBUTION

The Fund may sell the Common Shares offered under this Prospectus through

•	at-the-market transactions;

•	underwriting syndicates; and

•	privately negotiated transactions.

The Fund will bear the expenses of the offering, including but not limited to, the expenses of preparation of the Prospectus and SAI for the offering and the expense of counsel and auditors of in connection with the offering.

Distribution Through At-the-Market Transactions

The Fund has entered into a distribution agreement with Nuveen Securities (the “Distribution Agreement”), which has been filed as an exhibit to the Registration Statement of which this Prospectus is a part. The summary of the Distribution Agreement contained herein is qualified by reference to the Distribution Agreement. Subject to the terms and conditions of the Distribution Agreement, the Fund may from time to time offer its Common Shares through Nuveen Securities to certain broker-dealers which have entered into selected dealer agreements with Nuveen Securities. Currently, Nuveen Securities has entered into a selected dealer agreement with UBS pursuant to which UBS will be acting as Nuveen Securities’ sub-placement agent with respect to at-the-market offerings of Common Shares. The selected dealer agreement has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. The summary of the selected dealer agreement contained herein is qualified by reference to the selected dealer agreement.

Common Shares will only be sold on such days as shall be agreed to by the Fund and Nuveen Securities. Common Shares will be sold at market prices, which shall be determined with reference to trades on the NYSE, subject to a minimum price to be established each day by the Fund. The minimum price on any day will not be less than the current net asset value per Common Share plus the per share amount of the commission to be paid to Nuveen Securities. The Fund and Nuveen Securities will suspend the sale of Common Shares if the per share price of the shares is less than the minimum price.

49

The Fund will compensate Nuveen Securities with respect to sales of the Common Shares at a commission rate of up to 1.0% of the gross proceeds of the Sale of Common Shares. Nuveen Securities will compensate broker-dealers participating in the offering at a rate of up to 0.8% of the gross proceeds of the Sale of Common Shares sold by that broker-dealer. Settlements of sales of Common Shares will occur on the third business day following the date on which any such sales are made.

In connection with the sale of the Common Shares on behalf of the Fund, Nuveen Securities may be deemed to be an underwriter within the meaning of the 1933 Act, and the compensation of Nuveen Securities may be deemed to be underwriting commissions or discounts. Unless otherwise indicated in a further Prospectus supplement, Nuveen Securities will act as underwriter on a reasonable efforts basis.

The offering of Common Shares pursuant to the Distribution Agreement will terminate upon the earlier of (i) the sale of all Common Shares subject thereto or (ii) termination of the Distribution Agreement. The Fund and Nuveen Securities each have the right to terminate the Distribution Agreement in its discretion at any time.

The Fund currently intends to distribute the shares offered pursuant to this Prospectus primarily through at-the-market transactions, although from time to time it may also distribute shares through an underwriting syndicate or a privately negotiated transaction. To the extent shares are distributed other than through at-the-market transactions, the Fund will file a supplement to this Prospectus describing such transactions.

UBS, its affiliates and their respective employees hold or may hold in the future, directly or indirectly, investment interests in Nuveen Investments and its funds. The interests held by employees of UBS or its affiliates are not attributable to, and no investment discretion is held by, UBS or its affiliates.

The Fund’s closing price on the NYSE on May 1, 2013 was $9.69.

Distribution Through Underwriting Syndicates

The Fund from time to time may issue additional Common Shares through a syndicated secondary offering. In order to limit the impact on the market price of the Fund’s Common Shares, underwriters will market and price the offering on an expedited basis (e.g., overnight or similarly abbreviated offering period). The Fund will launch a syndicated offering on a day, and upon terms, mutually agreed upon between the Fund, Nuveen Securities, one of the Fund’s underwriters, and the underwriting syndicate.

The Fund will offer its shares at price equal to a specified discount of up to 5% from the closing market price of the Fund’s Common Shares on the day prior to the offering date. The applicable discount will be negotiated by the Fund and Nuveen Securities in consultation with the underwriting syndicate on a transaction-by-transaction basis. The Fund will compensate the underwriting syndicate out of the proceeds of the offering based upon a sales load of up to 4% of the gross proceeds of the sale of Common Shares. The minimum net proceeds per share to the Fund will not be less than the greater of (i) the Fund’s latest net asset value per Common Share or (ii) 91% of the closing market price of the Fund’s Common Shares on the day prior to the offering date.

Distribution Through Privately Negotiated Transactions

The Fund, through Nuveen Securities, from time to time may sell directly to, and solicit offers from, institutional and other sophisticated investors, who may be deemed to be underwriters as defined in the 1933 Act for any resale of Common Shares.

The terms of such privately negotiated transactions will be subject to the discretion of the management of the Fund. In determining whether to sell Common Shares through a privately negotiated transaction, the Fund will consider relevant factors including, but not limited to, the attractiveness of obtaining additional funds through the sale of Common Shares, the purchase price to apply to any such sale of Common Shares and the person seeking to purchase the Common Shares.

50

Common Shares issued by the Fund through privately negotiated transactions will be issued at a price equal to the greater of (i) the net asset value per Common Share of the Fund’s Common Shares or (ii) at a discount ranging from 0% to 5% of the average daily closing market price of the Fund’s Common Shares at the close of business on the two business days preceding the date upon which Common Shares are sold pursuant to the privately negotiated transaction. The applicable discount will be determined by the Fund on a transaction-by-transaction basis.

The principal business address of Nuveen Securities is 333 West Wacker Drive, Chicago, Illinois 60606.

DESCRIPTION OF SHARES

Common Shares

The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of preferred shares, if issued, and borrowings, if incurred, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in “Certain Provisions in the Declaration of Trust,” non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Each whole Common Share has one vote with respect to matters upon which a shareholder vote is required, and each fractional share shall be entitled to a proportional fractional vote consistent with the requirements of the 1940 Act and the rules promulgated thereunder, and will vote together as a single class. Whenever the Fund incurs borrowings and/or preferred shares are outstanding, Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all interest on such borrowings has been paid and all accrued dividends on preferred shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to any borrowings would be at least 300% after giving effect to the distributions and asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions. See “—Preferred Shares” below.

The Common Shares have been approved for listing on the NYSE, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will not issue share certificates.

Unlike open-end funds, closed-end funds like the Fund do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value.

Because the market value of the Common Shares may be influenced by such factors as distribution levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See “Repurchase of Fund Shares; Conversion to Open-End Fund.”

Borrowings

The Declaration authorizes the Fund, without approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund’s assets.

51

The Fund expects to borrow money at rates generally available to institutional investors. In connection with such Borrowings, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of any such borrowings over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such Borrowings, must have an “asset coverage” of at least 300%. With respect to any such borrowings, asset coverage means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowings represented by senior securities issued by the Fund. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio coverages or otherwise. In addition, as with the issuance of preferred shares, certain types of borrowings may result in the Fund being subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the Common Shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s eligibility for treatment as a regulated investment company under the Code, the Fund will attempt to repay or restructure the borrowings to preserve that eligibility. Any borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund. The Fund may also borrow money for repurchase of its shares or as a temporary measure for extraordinary or emergency situations. See “Investment Restrictions” in the SAI.

The Fund has entered into a prime brokerage facility with BNP Paribas Prime Brokerage, Inc. The Fund’s maximum commitment amount under these borrowings is $467,000,000. Interest is charged on the Fund’s borrowings at 3-Month London Inter-Bank Offered Rate (“LIBOR”) plus 0.85% on the amounts borrowed and 0.50% on the undrawn balance. For the six months ended January 31, 2013, the average daily balance outstanding and average annual interest rate on the Fund’s borrowings were $434,400,000 and 1.20%, respectively.

Preferred Shares

The Declaration authorizes the issuance of an unlimited number of preferred shares in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. The Fund has issued preferred shares in the past, but does not currently have any preferred shares outstanding. The Fund may issue preferred shares in the future to increase the Fund’s leverage.

Limited Issuance of Preferred Shares.    Under the 1940 Act, the Fund could issue preferred shares with an aggregate liquidation value of up to one-half of the value of the Fund’s total net assets, including any liabilities associated with borrowings, measured immediately after issuance of the preferred shares. “Liquidation value” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the preferred shares is less than one-half of the value of the Fund’s total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution.

Distribution Preference.    If issued in the future, the preferred shares would have complete priority over the Common Shares as to distribution of assets.

Liquidation Preference.    In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of preferred shares, if issued in the future, would be entitled to receive a

52

preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders.

Voting Rights.    Preferred shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this Prospectus or the SAI and except as otherwise required by applicable law, holders of preferred shares, if issued in the future, would vote together with Common Shareholders as a single class.

Holders of preferred shares, if issued in the future, voting as a separate class, would be entitled to elect two of the Fund’s trustees (following the establishment of the Fund by an initial trustee, the Declaration provides for a total of no less than two and no more than 12 trustees). The remaining trustees would be elected by Common Shareholders and holders of preferred shares, if issued in the future, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the preferred shares, if issued in the future, the holders of all outstanding preferred shares, if issued in the future, voting as a separate class, would be entitled to elect a majority of the Fund’s trustees until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of preferred shares, if issued in the future, would be required, in addition to the single class vote of the holders of preferred shares, if issued in the future, and Common Shares. See “Certain Provisions in the Declaration of Trust” and the SAI under “Description of Shares—Preferred Shares—Voting Rights.”

Redemption, Purchase and Sale of Preferred Shares.    The terms of the preferred shares, if issued in the future, would provide that they may be redeemed by the issuer at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. Any redemption or purchase of preferred shares, if issued in the future, by the Fund will reduce the leverage applicable to Common Shares, while any issuance of shares by the Fund would increase such leverage.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and preferred shares, if issued in the future, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund, or (5) a removal of trustees by shareholders (except at the end of a trustee’s term), and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-Laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s Common Shares and preferred shares, if issued in the future, outstanding at the time, voting together as a single class, is required; provided,

53

however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of preferred shares, if issued in the future, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund’s preferred shares, if issued in the future, outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-Laws, the affirmative vote of the holders of at least a majority of the Fund’s preferred shares, if issued in the future, outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and preferred shares, if issued in the future, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares, if issued in the future, are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders. Note, the Fund’s staggered Board could delay for up to two years the replacement of a majority of the Board of Trustees. See the SAI under “Certain Provisions in the Declaration of Trust.”

The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

Reference should be made to the Declaration on file with the SEC for the full text of these provisions.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than net asset value, the Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

If the Fund converted to an open-end investment company, it would be required to redeem all preferred shares then outstanding, if any, (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the NYSE. In contrast to a closed-end investment company,

54

shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See the SAI under “Certain Provisions in the Declaration of Trust” for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end investment company.

Before deciding whether to take any action if the Common Shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the SAI under “Repurchase of Fund Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

TAX MATTERS

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. Investors should rely on their own tax advisors for advice about the particular federal, state and local tax consequences to them of investing in the Fund.

The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. In order to qualify for treatment as a RIC, the Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As long as the Fund qualifies for treatment as a RIC, the Fund pays no federal income tax on the earnings it distributes to shareholders. Nevertheless, the Fund might not distribute all of its net investment income, and the Fund is not required to distribute any portion of its net capital gain. If the Fund qualifies for treatment as a regulated investment company but does not distribute all of its net capital gain and net investment income, it will be subject to tax on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount of capital gain as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be deemed to have paid their proportionate shares of the tax paid by the Fund on such undistributed amount and will be entitled to credit that amount of tax against their federal income tax liabilities, if any; and (iii) will be entitled to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder.

Unless your investment in the Fund is through a tax-exempt entity or tax deferred retirement account, such as a 401(k) plan, you will normally have to pay federal income taxes, and any state or local taxes, on the dividends and other distributions you receive from the Fund, whether you take the distributions in cash or reinvest them in additional shares. For U.S. federal income tax purposes, distributions from the Fund’s net capital gains (if any) are considered long-term capital gains and may be taxable to you at reduced rates. Distributions from the Fund’s net short-term capital gains are taxable as ordinary income. Other dividends are generally taxable as ordinary income. Since the Fund invests primarily in preferred securities, the payments on which are not dividends for U.S. federal income tax purposes, it is not expected that a substantial portion of dividends paid by the Fund will qualify for either the dividends received deduction for corporations or the U.S. federal income tax rates available to individuals on “qualified dividend income.” A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will first be treated as a return of capital, which is applied against and reduces the shareholder’s basis in his or her shares. To the extent the amount of any such distribution exceeds your basis in your shares, the excess will be treated as gain from a sale of the shares.

55

If the Fund declares a dividend in October, November or December, payable to shareholders of record in such a month, but pays it in January of the following year, you will be taxed on the dividend as if you received it in the year in which it was declared.

The Fund will report to shareholders annually the U.S. federal income tax status of all Fund distributions.

Unless your investment in the Fund is through a tax-exempt entity or tax deferred retirement account, when you sell Fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds that you receive and your tax basis for the shares that you sell.

For U.S. federal income tax purposes, the preferred securities in which the Fund intends to primarily invest are generally expected to be treated as debt securities.

Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount” or “OID”) each year that the securities are held, even though the Fund may receive no cash interest payments or may receive cash interest payments that are less than the income recognized for tax purposes. In addition, any market discount recognized on a market discount bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value, or below adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount. Because the income required to be recognized by the Fund as a result of the OID and/or market discount rules may not be matched by a corresponding cash payment to the Fund, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its shareholders in order to qualify for treatment as a RIC and eliminate taxes at the Fund level.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends, and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

The repurchase or sale of Common Shares normally will result in capital gain or loss to holders of Common Shares who hold their shares as capital assets. Generally a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For noncorporate taxpayers, however, long-term capital gains are taxed at rates of up to 20%. Short-term capital gains and other ordinary income are taxed to noncorporate taxpayers at ordinary income rates.

The Fund will be required in certain cases to withhold (as “backup withholding”) U.S. federal income tax from amounts payable to any shareholder who fails to provide the Fund with his or her correct taxpayer identification number or to make required certifications, or who has been notified by the IRS that he or she is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability. The backup withholding rate is 28%.

56

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02110 (the “Custodian”). The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company (“Transfer Agent”). The Transfer Agent is located at 250 Royall Street, Canton, Massachusetts 02021.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, an independent registered public accounting firm, provides auditing services to the Fund. The principal business address of Ernst & Young LLP is 155 North Wacker Drive, Chicago, Illinois, 60606.

LEGAL OPINION

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Bingham McCutchen LLP, Washington, DC.

AVAILABLE INFORMATION

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the 1940 Act and is required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, NE, Washington, D.C. 20549-0102, and Northeast Regional Office, Woolworth Building, 233 Broadway, New York, NY 10013-2409. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the NYSE.

This Prospectus does not contain all of the information in the Fund’s Registration Statement, including amendments, exhibits, and schedules. Statements in this Prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by this reference.

Additional information about the Fund and Common Shares can be found in the Fund’s Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Fund’s Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

57

STATEMENT OF ADDITIONAL INFORMATION

58

12 Million Common Shares

Nuveen Quality Preferred Income Fund 2

PROSPECTUS

                , 2013

LPR-JPS-0513D

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MAY 20, 2013

NUVEEN QUALITY PREFERRED INCOME FUND 2

12 Million Common Shares

333 West Wacker Drive

Chicago, Illinois 60606

STATEMENT OF ADDITIONAL INFORMATION

DATED             , 2013

Nuveen Quality Preferred Income Fund 2 (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund was organized as a Massachusetts business trust on June 24, 2002.

This Statement of Additional Information relating to common shares of the Fund (“Common Shares”) does not constitute a prospectus, but should be read in conjunction with the Prospectus relating thereto dated             , 2013 (the “Prospectus”). This Statement of Additional Information (“SAI”) does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Prospectus prior to purchasing such shares. In addition, the Fund’s financial statements and the independent registered public accounting firm’s report therein included in the Fund’s annual report dated July 31, 2012, are incorporated herein by reference. Also incorporated by reference is the Fund’s unaudited semi-annual report dated January 31, 2013. A copy of the Prospectus may be obtained without charge by calling (800) 257-8787. You may also obtain a copy of the Prospectus on the U.S. Securities and Exchange Commission’s (“SEC”) web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

STATEMENT OF ADDITIONAL INFORMATION

-i-

USE OF PROCEEDS

The net proceeds from the issuance of Common Shares hereunder will be used by the Fund to invest in securities in accordance with the Fund’s investment objectives and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of such proceeds in securities that meet the Fund’s investment objectives and policies within one month from the date on which the proceeds from an offering are received by the Fund. Pending such investment, it is anticipated that the proceeds will be invested in short-term or long-term securities issued by the U.S. Government and its agencies or instrumentalities or in high quality, short-term money market instruments. See “Risk Factors—Leverage Risk” and “Use of Leverage” in the Prospectus.

INVESTMENT RESTRICTIONS

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and, if issued in the future, preferred voting together as a single class, and, if issued in the future, of the holders of a majority of the outstanding preferred shares voting as a separate class:

(1) Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (2) set forth below;1

(2) Borrow money, except as permitted by the 1940 Act;1,2

(3) Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) in connection with the purchase and sale of portfolio securities;

(4) Invest more than 25% of its total assets in securities of issuers in any one industry other than the financial services industry; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States government or by its agencies or instrumentalities;

(5) Purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate of interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;

(6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities);

[1]	Section 18(c) of the 1940 Act generally limits a registered closed-end investment company to issuing one class of senior securities representing indebtedness and one class of senior securities representing stock, except that the class of indebtedness or stock may be issued in one or more series, and promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, are not deemed a separate class of senior securities.

[2]

Section 18(a) of the 1940 Act generally prohibits a registered closed-end fund from incurring borrowings if, immediately thereafter, the aggregate amount of its borrowings exceeds 33 1/3% of its total assets.

(7) Make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of debt securities in accordance with its investment objectives, policies and limitations;3 and

(8) Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund’s assets, the Fund may invest up to 25% of its assets in the securities of any one issuer.

For purposes of the foregoing, “majority of the outstanding,” when used with respect to particular shares of the Fund, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

For the purpose of applying the limitation set forth in subparagraph (1) above, the Fund may not issue senior securities not permitted by the 1940 Act simply by describing such securities in the Prospectus.

For the purpose of applying the limitation set forth in subparagraph (4) above, such policy will apply to municipal securities if the payment of principal and interest for such securities is derived solely from a specific project, and in that situation the Fund will consider such municipal securities to be in an industry associated with the project.

For the purpose of applying the limitation set forth in subparagraph (8) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.

Under the 1940 Act, the Fund may invest only up to 10% of its Managed Assets in the aggregate in shares of other investment companies and only up to 5% of its Managed Assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Prospectus in the section entitled “Risk Factors”, the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

[3]	Section 21 of the 1940 Act makes it unlawful for a registered investment company, like the Fund, to lend money or other property if (i) the investment company’s policies set forth in its registration statement do not permit such a loan or (ii) the borrower controls or is under common control with the investment company. The Fund has not applied for, and currently does not intend to apply for, any exemptive relief that would allow it to make loans outside of the limits of the 1940 Act.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

(1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder. The Fund has not applied for and does not currently intend to apply for such relief.

(3) Purchase securities of companies for the purpose of exercising control.

(4) Use derivatives for purposes of hedging the Fund’s portfolio, except that the Fund may use derivatives to reduce the portfolio’s exposure to increases in interest rates. In addition, the Fund, in implementing its hedging strategies, may not enter into futures transactions with a notional principal amount that exceeds 35% of its Managed Assets, and may not invest in options on futures the premiums for which exceed 0.5% of Managed Assets in any calendar quarter.

(5) Invest in inverse floating rate securities.

(6) Under normal circumstances, invest less than 80% of the Fund’s Managed Assets in preferred securities.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

The Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for preferred shares, if any, commercial paper or notes, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede the Fund’s sub-adviser, Spectrum Asset Management, Inc. (“Spectrum”), from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund’s investment objectives, policies, and techniques that are described in the Fund’s Prospectus.

Investment Objectives

The Fund’s primary investment objective is high current income consistent with capital preservation. The Fund’s secondary objective is to enhance portfolio value relative to the market for preferred securities by investing in (i) securities that the Fund’s sub-adviser believes are underrated or undervalued or (ii) sectors that the Fund’s sub-adviser believes are undervalued. The Fund’s objectives are considered fundamental and may not be changed without shareholder approval. There can be no assurance that the Fund’s investment objectives will be achieved.

Investment Philosophy

Spectrum’s investment philosophy is centered on several underlying themes:

Income Orientation.    Spectrum believes that, over time, the primary contributor to the total return of Spectrum’s strategy will come from providing high levels of current income.

High Quality Credit Focus.    Spectrum believes there is a potential advantage to investing in subordinated preferred securities of strong, highly rated issuers as opposed to owning the senior debt of what Spectrum considers to be weak, deteriorating issuers.

The Preferred Securities Market.    Since its founding in 1987, Spectrum has focused on utilizing preferred securities, to meet its clients’ investment objectives. Past performance of preferred securities is no guarantee of future results of such securities or of the Fund.

Investment Process

Spectrum’s investment process focuses on:

Macroeconomic and Credit Analysis.    Spectrum’s process begins by utilizing its in-house research capabilities and external credit sources such as Moody’s, Fitch and S&P to identify economic sectors, industries and companies that Spectrum believes have a stable or improving credit profile.

Security Selection.    Spectrum employs a value-oriented style with a focus on choosing preferred securities that it believes are attractive relative to both other preferred securities and to the same issuer’s senior debt. Features such as yield, call protection, subordination and liquidity are analyzed to justify inclusion within the portfolio.

Trading Opportunities.    While income is the primary objective of the Fund, Spectrum will also seek to enhance portfolio value by trading to take advantage of inefficiencies found in the preferred securities market. This often entails selling securities Spectrum deems to be overvalued and buying what Spectrum considers to be undervalued securities.

Full Investment.    Spectrum’s general strategy is to remain primarily invested in taxable preferred securities; although, it may at times use permitted temporary investments to adopt a defensive strategy if in its opinion such strategy is warranted by market conditions. See “—Other Policies”

Investment Policies

As a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of its Managed Assets in preferred securities. Under normal circumstances, the Fund’s portfolio of preferred securities consists of both fixed rate preferred and adjustable rate preferred securities.

Under normal circumstances, the Fund will invest at least 25% of its Managed Assets in securities of financial services companies. Also as a non-fundamental policy, the use of derivatives for purposes of hedging the portfolio is restricted to reducing the portfolio’s exposure to increases in interest rates. In addition, the Fund, in implementing its hedging strategies, may enter into futures transactions with a notional principal amount that will not exceed 35% of its Managed Assets, and may invest in options on futures the premiums for which will not exceed 0.5% of Managed Assets in any calendar quarter.

Additionally, the Fund normally invests at least 80% of its Managed Assets in securities that, at the time of investment, are rated within the four highest grades by at least one of the NRSROs that rate such security or are unrated but judged to be of comparable quality by Spectrum (i.e., investment grade). Investment grade securities include securities that, at the time of investment, are rated investment grade by at least one NRSRO and below investment grade by another NRSRO (sometimes called, “split-rated”). The Fund may invest up to 10% of its Managed Assets in split-rated securities.

In addition, under normal circumstances, the Fund may:

•	invest up to 35% of its Managed Assets in U.S. dollar denominated securities of non-U.S. issuers offered, traded or listed in U.S. markets;

•	invest up to 20% of its Managed Assets in debt securities, including convertible debt securities and convertible preferred securities; and

•	invest up to 10% of its Managed Assets in illiquid securities.

A general description of Moody’s, S&P’s and Fitch’s ratings of securities is set forth in Appendix A to the SAI.

The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that an NRSRO downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, Spectrum may consider such factors as Spectrum’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies.

A financial services company is one that is primarily involved in banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial investments, or real estate, including business development companies (“BDCs”) and REITs. For purposes of identifying companies in the financial services sector, the Fund will use industry classifications such as those provided by MSCI and Standard & Poor’s (The Global Industry Classification Standard (GICS)), Bloomberg, Barclays or similar sources commonly used in the financial industry. As a result, if one or more of these classifications include a company “in” the financial services sector, the Fund will consider such company as “in” the financial services sector.

For purposes of identifying non-U.S. companies, the Fund will use a Bloomberg classification, which employs various factors as described herein. Emerging market countries include any country other than Canada, the United States and the countries comprising the MSCI EAFE® Index. See “Other Policies—Non-U.S. Companies.”

Upon Spectrum’s recommendation, during temporary defensive periods and in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment objectives and may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities (or in securities of other open- or closed-end investment companies that invest primarily in preferred securities of the types in which the Fund may invest directly). Temporary defensive periods may have an adverse effect on the Fund’s ability to achieve its investment objectives.

The Fund’s objectives and certain investment policies specifically identified in the SAI as such are considered fundamental and may not be changed without shareholder approval. See “Investment Restrictions” in the SAI. All of the Fund’s other investment policies, including as noted above, are not considered to be fundamental by the Fund and can be changed by the Board of Trustees without a vote of the outstanding shareholders.

The Fund’s policy of investing at least 80% of its Managed Assets in preferred securities is not considered to be fundamental. The Fund’s policy that the use of derivatives for purposes of hedging the portfolio will be restricted to reducing the portfolio’s exposure to increases in interest rates is also not considered to be fundamental. As such, these policies can be changed without a vote of the outstanding shareholders. However, such investment policy may only be changed by the Board of Trustees following the provision of 60 days’ prior written notice to such shareholders.

The Fund cannot change its investment objectives without the approval of the holders of a “majority of the outstanding” Common Shares and preferred shares, if issued in the future, voting together as a single class, and of the holders of a “majority of the outstanding” preferred shares, if issued in the future, voting as a separate class. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means

(i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. See “Description of Shares—Preferred Shares—Voting Rights” for additional information with respect to the voting rights of holders of preferred shares.

Portfolio Contents

Preferred Securities.    The Fund invests in preferred securities. There are different types of “preferred securities.” The first, sometimes referred to in the Fund’s Prospectus as “traditional preferred securities”, consists of preferred shares issued by a company. Traditional preferred securities may be issued by real estate companies, including REITs. Traditional preferred securities are generally equity securities of the issuer that have priority over the issuer’s common shares as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of bankruptcy or other liquidation, but are subordinate to an issuer’s senior debt and junior debt as to both types of payments. Additionally, in a bankruptcy or other liquidation, traditional preferred securities are generally subordinate to an issuer’s trade creditors and other general obligations.

Traditional preferred securities pay a dividend, typically contingent both upon declaration by the issuer’s board, and on the existence of current earnings (or retained earnings) in sufficient amount to source the payment. Dividend payments can be either cumulative or non-cumulative and can be passed or deferred without limitation at the option of the issuer. Traditional preferred securities typically have no ordinary right to vote for the board of directors, except in some cases voting rights may arise if the issuer fails to pay the preferred share dividends. Traditional preferred securities may be perpetual, or have a term; and typically has a fixed liquidation (or “par”) value.

The term “preferred securities” also includes hybrid-preferred securities. Hybrid-preferred securities often behave similarly as investments in traditional preferred securities and are regarded by market investors as being part of the preferred securities market. Hybrid-preferred securities possess varying combinations of features of both debt and preferred shares and as such they may constitute senior debt, junior debt or preferred shares in an issuer’s capital structure. As such, hybrid-preferred securities may not be subordinate to a company’s debt securities (as are traditional preferred shares). Given the various debt and equity characteristics of hybrid-preferred securities, whether a hybrid-preferred security is classified as debt or equity for purposes of reporting the Fund’s portfolio holdings may be based on the portfolio manager’s determination as to whether its debt or preferred features are preponderant, or based on the assessment of an independent data provider. Such determinations may be subjective. Hybrid-preferred securities include trust preferred securities. A company creates trust preferred securities typically by creating an affiliated trust or partnership and issuing debt in the form of interest bearing notes or subordinated debentures to the new affiliated entity, which in turn issues the trust preferred securities backed by the company’s debt.

“Preferred securities” also include certain forms of debt that have many characteristics of preferred shares, and that are regarded by the investment marketplace to be part of the broader preferred securities market. Among these “preferred securities” are certain exchange-listed debt issues that historically have several attributes, including trading and investment performance characteristics, in common with exchange-listed traditional preferred stock and hybrid-preferred securities. Generally, these types of “preferred securities” are senior debt or junior debt in the capital structure of an issuer.

Dividend or interest payments on preferred securities may be cumulative or non-cumulative and can be passed or deferred some without limitation.

The preferred securities market continues to evolve. New securities are being developed and may come to market that may be regarded by market investors as being part of the preferred securities market. Where such securities will fall in the capital structure of the issuer will depend on the structure and characteristics of the new security.

The dividend or interest rates on “preferred securities” may be fixed or floating, or convert from fixed to floating at a specified future time; the Fund may invest without limit in such floating-rate and fixed-to-floating-rate preferred securities. Floating-rate and fixed-to-floating-rate preferred securities may be traditional preferred or hybrid-preferred securities. Floating-rate preferred securities pay a rate of income that resets periodically based on short- and/or longer-term interest rate benchmarks. If the associated interest rate benchmark rises, the income received from the security may increase and therefore the return offered by the floating-rate security may rise as well, making such securities less price-sensitive to rising interest rates (or yields). Similarly, a fixed-to-floating-rate security may be less price-sensitive to rising interest rates (or yields), because the period over which the rate of payment is fixed is shorter than the maturity term of the bond, after which period a floating rate of payment applies.

Preferred securities may either trade over-the-counter (“OTC”), or trade on an exchange. Preferred securities can be structured differently for retail and institutional investors, and the Fund may invest in preferred securities of either structure. The retail segment is typified by $25 par securities (including $25 par debt securities) that are listed on the NYSE and trade on a “flat” basis (i.e., quoted with any accrued dividend or interest income included in the market price). The institutional segment is typified by $1,000 par value OTC securities traded on a “clean” basis (i.e., quoted without accrued divided or interest income included in the market price).

Common Stock.    Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which affect the issuer. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Additional types of equity securities (other than preferred securities) in which the Fund may invest include convertible securities (discussed below), REITs, warrants, rights, depositary receipts (which reference ownership of underlying non-U.S. securities) and other types of securities with equity characteristics. The Fund’s equity investments also may include securities of other investment companies (including open-end funds, closed-end funds and ETFs). For more information, see “Portfolio Composition” in the SAI.

Convertible Securities.    Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt securities, or dividends paid or accrued on preferred securities, until the securities mature or are redeemed, converted or exchanged.

Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of commons stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value generally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.

Financial Services Company Securities.    Based on current market conditions, the Fund anticipates investing at least 25% of its Managed Assets in securities issued by financial services companies. A financial services company is one that is primarily involved in banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial investments, or real estate, including BDCs and REITs. For purposes of identifying companies in the financial services sector, the Fund will use industry classifications such as those provided by MSCI and Standard & Poor’s (The Global Industry Classification Standard (GICS)), Bloomberg, Barclays or similar sources commonly used in the financial industry. As a result, if one or more of these classifications include a company “in” the financial services sector, the Fund will consider such company as “in” the financial services sector.

REITs.    REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (i) equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (iii) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs. The Fund can invest in common stock, preferred securities, debt securities and convertible securities issued by REITs.

Non-U.S. Companies.    The Fund may invest up to 50% of its Managed Assets in dollar-denominated securities of non-U.S. companies through the direct investment in securities of such companies and through depositary receipts. [For purposes of identifying non-U.S. companies, the Fund will use a Bloomberg classification, which employs the following factors listed in order of importance: (i) the country in which the company’s management is located, (ii) the country in which the company’s securities are primarily listed, (iii) the country from which the company primarily receives revenue, and (iv) the company’s reporting currency.] The Fund may purchase depositary receipts such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs, EDRs and GDRs are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies.

The Fund may invest in dollar-denominated securities of emerging markets issuers. Emerging markets issuers are those (i) whose securities are traded principally on a stock exchange or over-the-counter in an emerging market country, (ii) organized under the laws of an emerging market country or (iii) whose principal place of business or principal office(s) is in an emerging market country. Emerging market countries include any country other than Canada, the United States and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).

Derivatives.    The Fund may enter into certain derivative transactions, such as interest rate swaps, as a hedging technique to 1) manage the Fund’s effective interest rate exposure and 2) attempt to protect itself from borrowing interest expenses resulting from increasing short-term interest rates or increasing preferred share dividends (if such shares are issued in the future). The specific derivative instruments will be limited to (A) U.S. Treasury security or U.S. Government Agency security futures contracts and (B) options on U.S. Treasury security or U.S. Government Agency security futures contracts. All such instruments must be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the exchange. The Fund, in implementing its hedging strategies, may enter into futures transactions with a notional principal amount that will not exceed 35% of its Managed Assets, and may invest in options on futures the purchase price for which will not exceed 0.5% of Managed Assets in any calendar quarter. There is no assurance that these derivative strategies will be available at any time or that Spectrum will determine to use them for the Fund or, if used, that the strategies will be successful.

For further information regarding these investment strategies and risks presented thereby, see Appendix B to this SAI.

Limitations on the Use of Futures, Options on Futures and Swaps.    NFALLC has claimed, with respect to the Fund, the exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) provided by Commodity Futures Trading Commission (“CFTC”) Regulation 4.5 and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In addition, Spectrum has claimed the exemption from registration as a commodity trading advisor provided by CFTC Regulation 4.14(a)(8) and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if the Fund uses futures, options on futures or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and the Fund intends to comply with amended Regulation 4.5’s requirements such that NFALLC will not be required to register as a commodity pool operator with the CFTC with respect to the Fund. The Fund reserves the right to employ futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. The requirements for qualification as a regulated investment company may also limit the extent to which the Fund may employ futures, options on futures or swaps.

Illiquid Securities.    The Fund may invest up to 10% of its Managed Assets in illiquid securities. For this purpose, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 10% limitation. The Board of Trustees has delegated to Spectrum and the Fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFALLC”), the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed Spectrum and NFALLC to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement.

If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. To the extent that the Board of Trustees or its delegate determines that the price of any illiquid security provided by the pricing service is inappropriate, such security will be priced at a fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 10% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

Cash Equivalents and Short-Term Investments.    Upon Spectrum’s recommendation, during temporary defensive periods and in order to keep the Fund’s cash fully invested, are being invested, the Fund may deviate from its investment objectives and may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities (or in securities of other open- or closed-end investment companies that invest primarily in preferred securities of the types in which the Fund may invest directly).

When-Issued and Delayed Delivery Transactions.    The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.

NO INVERSE FLOATING RATE SECURITIES

The Fund will not invest in inverse floating rate securities, which are securities that pay interest at rates that vary inversely with changes in prevailing interest rates and which represent a leveraged investment in an underlying security.

OTHER INVESTMENT COMPANIES

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”) that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or Borrowings. The Fund may invest in investment companies that are advised by the NFALLC, Spectrum or their respective affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. The Fund has not received or applied for, nor does it currently intend to apply for, any such relief. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

Spectrum will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the section entitled “Risk Factors” in the Prospectus, the net asset value and market value of leveraged shares will be more volatile and the yield to Common Shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

PORTFOLIO TRADING AND TURNOVER RATE

The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objectives. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is generally not expected to exceed 50% under normal circumstances.

For the six months ended January 31, 2013, the Fund’s portfolio turnover rate was 14%. However, there are no limits on the Fund’s rate of portfolio turnover, and investments may be sold without regard to length of time held when, in Spectrum’s opinion, investment considerations warrant such action. A higher portfolio turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. Although these commissions and expenses are not reflected in the Fund’s “Total Annual Expenses” as disclosed in the “Summary of Fund Expenses” in the Prospectus, they will be reflected in the Fund’s total return. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See “Tax Matters.”

INTEREST RATE TRANSACTIONS

Under current market conditions, the Fund intends to use derivatives such as interest rate swaps to fix the effective rate paid on a significant portion of the Fund’s leverage for up to seven years. Given the current economic and debt market environment with historically low short to intermediate-term interest rates, the Fund currently uses derivatives such as interest rate swaps, with terms that may range from one to seven years, to fix a significant portion of the Fund’s structural leverage. The interest rate swap program seeks to achieve potentially lower leverage costs over an extended period. This strategy would enhance Common Shareholder returns if short-term interest rates were to rise over time to exceed on average the effective fixed interest rate for that time period. This strategy, however, will add to effective leverage costs immediately, and would increase overall leverage costs over the entirety of any such time period in the event that short-term interest rates do not rise sufficiently during that term to exceed on average the effective fixed interest rate for that time period.

The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment obligation on any variable rate borrowings. The payment obligations would be based on the notional amount of the swap. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal.

Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Interest rate swap positions are valued daily. Although there are economic advantages of entering into interest rate swap transactions, there are also additional risks. The Fund helps manage the credit risks associated with interest rate swap transactions by entering into agreements only with counterparties whom NFALLC believes have the financial resources to honor their obligations and by having NFALLC continually monitor the financial stability of the swap counterparties.

Depending on the state of interest rates in general, the Fund’s use of interest rate swaps could enhance or harm the overall performance of the Common Shares. To the extent interest rates decline, the value of the interest rate swap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if the counterparty to an interest rate swap defaults, the Fund would not be able to use the anticipated net receipts under the swap to offset the interest payments on borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares. In addition, at the time an interest rate swap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares. The Fund could be required to prepay the principal amount of any Borrowings. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap transaction. Early termination of a swap could result in a termination payment by or to the Fund.

The Fund maintains in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked-to-market daily. See

“Leverage” and “The Fund’s Investments—Portfolio Composition and Other Information—Other Investments—Hedging Transactions” in the Fund’s Prospectus and “Hedging Transactions” in this SAI for additional information.

REPURCHASE AGREEMENTS

As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government securities or municipal securities) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. See “Tax Matters” for information relating to the allocation of taxable income between common shares and preferred shares, if any. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of NFALLC, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. Spectrum will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, Spectrum will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

SEGREGATION OF ASSETS

As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive provisions of the SEC and its staff. In accordance with these laws, rules and positions, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward currency contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

The Fund generally will use its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the SEC and its staff. As a result of their segregation, such assets may not be used for other operational purposes. NFALLC will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments.

SHORT-TERM INVESTMENTS

Short-Term Taxable Fixed Income Securities.    For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its net assets in cash equivalents and short- term taxable fixed-income securities, although the Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short- term investments are not available at reasonable prices and yields. Short-term taxable fixed income investments are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks*, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association*, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. Spectrum monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. Spectrum does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. Spectrum will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

*	These securities are not backed by the full faith and credit of the United States Government.

ZERO COUPON BONDS

A zero coupon bond is a bond that typically does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, the holder receives the par value of the zero coupon bond, which generates a return equal to the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. This original issue discount (“OID”) approximates the total amount of interest the security will accrue and compound prior to its maturity and reflects the payment deferral and credit risk associated with the instrument. Because zero coupon securities and other OID instruments do not pay cash interest at regular intervals, the instruments’ ongoing accruals require ongoing judgments concerning the collectability of deferred payments and the value of any associated collateral. As a result, these securities may be subject to greater value fluctuations and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash on a current basis. Because zero coupon bonds, and OID instruments generally, allow an issuer to avoid or delay the need to generate cash to meet current interest payments, they may involve greater payment deferral and credit risk than coupon loans and bonds that pay interest currently. The Fund generally will be required to distribute dividends to shareholders representing the income of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders. For accounting purposes, these cash distributions to shareholders will not be treated as a return of capital.

Further, NFALLC collects management fees on the value of a zero coupon bond or OID instrument attributable to the ongoing non-cash accrual of interest over the life of the bond or other instrument. As a result, NFALLC receives non-refundable cash payments based on such non-cash accruals while investors incur the risk that such non-cash accruals ultimately may not be realized.

MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

The management of the Fund, including general supervision of the duties performed for the Fund under the Investment Management Agreement (as defined under “Investment Adviser, Sub-Adviser and Portfolio Managers—Investment Management Agreement and Related Fees”), is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is ten, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and nine of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a director, trustee or employee of, or consultant to, Nuveen Investments, Inc. (“Nuveen Investments”), NFALLC, Spectrum or their affiliates. The Board of Trustees is divided into three classes, Class I, Class II and Class III, the Class I trustees serving until the 2013 annual meeting, the Class II trustees serving until the 2014 annual meeting and the Class III trustees serving until the 2015 annual meeting, in each case until their respective successors are elected and qualified, as described below. Currently, William C. Hunter, Judith M. Stockdale, Carole E. Stone and Virginia L. Stringer are slated in Class I, John P. Amboian, David J. Kundert and Terence J. Toth are slated in Class II and Robert P. Bremner, Jack B. Evans and William J. Schneider are slated in Class III. The officers of the Fund serve annual terms and are elected on an annual basis. The names, business addresses and birthdates of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other trusteeships they hold are set forth below. The trustees of the Fund are directors or trustees, as the case may be, of 101 Nuveen-sponsored open-end funds (the “Nuveen Mutual Funds”) and 105 Nuveen-sponsored closed-end funds (collectively with the Nuveen Mutual Funds, the “Nuveen Funds”).

Name, Date of Birth and Business Address	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES:

Robert P. Bremner 8/22/1940 333 West Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	Term—Class III; Length of Service— Since 2002 (inception of Fund)	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	206	None

Name, Date of Birth and Business Address	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years
Jack B. Evans 10/22/1948 333 West Wacker Drive Chicago, IL 60606	Trustee	Term—Class III; Length of Service— Since 2002 (inception of Fund)	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., (a regional financial services firm); formerly, President of the Board of Regents for the State of Iowa University System.	206	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

William C. Hunter 3/6/1948 333 West Wacker Drive Chicago, IL 60606	Trustee	Term—Class I; Length of Service— Since 2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2005) and President (since July 2012) of Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); formerly, Director (1997-2007), Credit Research Center at Georgetown University; previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	206	Director (since 2004) of Xerox Corporation.

Name, Date of Birth and Business Address	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years
David J. Kundert 10/28/1942 333 West Wacker Drive Chicago, IL 60606	Trustee	Term—Class II; Length of Service— Since 2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus member of the Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	206	None

Name, Date of Birth and Business Address	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years
William J. Schneider 9/24/1944 333 West Wacker Drive Chicago, IL 60606	Trustee	Term—Class III; Length of Service— Since 2002 (inception of Fund)	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; member of two Miller Valentine real estate LLC companies; Member, Mid-America Health System Board; Member, University of Dayton Business School Advisory Council; Board Member of Tech Town, Inc., a not-for-profit community development company; Board Member of WDPR Public Radio; formerly, Senior Partner and Chief Operating Officer (retired) of Miller-Valentine Group; formerly member, Dayton Philharmonic Orchestra Association; formerly, Director, Dayton Development Coalition; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	206	None

Judith M. Stockdale 12/29/1947 333 West Wacker Drive Chicago, IL 60606	Trustee	Term—Class I; Length of Service— Since 2002 (inception of Fund)	Executive Director, Gaylord and Dorothy Donnelley Foundation (1994-2012); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	206	None

Name, Date of Birth and Business Address	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years
Carole E. Stone 6/28/1947 333 West Wacker Drive Chicago, IL 60606	Trustee	Term—Class I; Length of Service— Since 2007	Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	206	Director, Chicago Board Options Exchange (since 2006).

Virginia L. Stringer 8/16/1944 333 West Wacker Drive Chicago, IL 60606	Trustee	Term—Class I; Length of Service— Since 2011	Board Member, Mutual Fund Directors Forum; Governance consultant and non-profit board member; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	206	Previously, Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).

Name, Date of Birth and Business Address	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years
Terence J. Toth 9/29/1959 333 West Wacker Drive Chicago, IL 60606	Trustee	Term—Class II; Length of Service— Since 2008

Managing Partner, Promus Capital (since 2008); Director of Fulcrum IT (since 2010), Quality Control Corporation (since 2012) and Prologic (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008) and Mather Foundation (since 2012) and a member of its investment committee; formerly, Member,

Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

				206	None

Name, Date of Birth and Business Address	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years
INTERESTED TRUSTEE:

John P. Amboian(1) 6/14/1961 333 West Wacker Drive Chicago, IL 60606	Trustee	Term—Class II; Length of Service— Since 2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998), formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, LLC.	206	None

(1)	Mr. Amboian is an “interested person” of the Fund, as defined in the 1940 Act, by reason of his position with Nuveen Investments and certain of its subsidiaries.

OFFICERS OF THE FUND

Name, Date of Birth and Business Address	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Gifford R. Zimmerman 9/9/1956 333 West Wacker Drive Chicago, IL 60606	Chief Administrative Officer	Term—Until August 2013; Length of Service— Since 2002 (inception of Fund)	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC and Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and Winslow Capital Management, LLC (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	206

Name, Date of Birth and Business Address	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Williams Adams IV 6/9/1955 333 West Wacker Drive Chicago, IL 60606	Vice President	Term—Until August 2013; Length of Service— Since 2007	Senior Executive Vice President, Global Structured Products, formerly, Executive Vice President (1999-2010) of Nuveen Investments, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	105

Cedric H. Antosiewicz 1/11/1962 333 West Wacker Drive Chicago, IL 60606	Vice President	Term—Until August 2013; Length of Service— Since 2007	Managing Director of Nuveen Securities, LLC.	105

Margo L. Cook 4/11/1964 333 West Wacker Drive Chicago, IL 60606	Vice President	Term—Until August 2013; Length of Service— Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and Nuveen Fund Advisors, LLC (since 2011); Managing Director—Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	206

Lorna C. Ferguson 10/24/1955 333 West Wacker Drive Chicago, IL 60606	Vice President	Term—Until August 2013; Length of Service— Since 2002 (inception of Fund)	Managing Director (since 2004) of Nuveen Securities, LLC; Managing Director (since 2005) of Nuveen Fund Advisors, LLC.	206

Name, Date of Birth and Business Address	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Stephen D. Foy 5/31/1954 333 West Wacker Drive Chicago, IL 60606	Vice President and Controller	Term—Until August 2013; Length of Service— Since 2002 (inception of Fund)	Senior Vice President (since 2010), formerly Vice President (2004-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, LLC (since 2005); Chief Financial Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Certified Public Accountant.	206

Name, Date of Birth and Business Address	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Scott S. Grace 8/20/1970 333 West Wacker Drive Chicago, IL 60606	Vice President and Treasurer	Term—Until August 2013; Length of Service— Since 2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Investment Advisers Inc., Nuveen Investments Holdings, Inc., Nuveen Fund Advisors, LLC and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant.	206

Walter M. Kelly 2/24/1970 333 West Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	Term—Until August 2013; Length of Service— Since 2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003), of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.; formerly, Senior Vice President (2008-2011) of Nuveen Securities LLC.	206

Name, Date of Birth and Business Address	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Tina M. Lazar 8/271961 333 West Wacker Drive Chicago, IL 60606	Vice President	Term—Until August 2013; Length of Service— Since 2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	206

Kevin J. McCarthy 3/26/1966 333 West Wacker Drive Chicago, IL 60606	Vice President and Secretary	Term—Until August 2013; Length of Service— Since 2007	Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008) of Nuveen Securities, LLC; Managing Director (since 2008), Vice President and Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	206

Name, Date of Birth and Business Address	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Kathleen L. Prudhomme 3/30/1953 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	Term—Until August 2013; Length of Service— Since 2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	206

Board Leadership Structure and Risk Oversight

The Board of Directors or the Board of Trustees (as the case may be, each is referred to hereafter as the “Board” and the directors or trustees of the Nuveen Funds, as applicable, are each referred to herein as “Trustees”) oversees the operations and management of the Nuveen Funds, including the duties performed for the Nuveen Funds by NFALLC and each Nuveen Fund’s sub-adviser, as applicable. The Board has adopted a unitary board structure. A unitary board consists of one group of trustees who serve on the board of every fund in the complex. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board, the overall composition of which, will, as a body, possess the appropriate skills, independence and experience to oversee the Nuveen Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Trustees consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Trustees.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the trustees across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increase the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the NFALLC, sub-adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an independent Trustee. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the Trustees have elected Robert P. Bremner as the independent Chairman of the

Board through June 30, 2013 and William J. Schneider to serve as the independent Chairman of the Board effective July 1, 2013. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Trustees are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Trustees and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Trustees to focus on particular operations or issues affecting the Nuveen Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Trustees among the different committees allows the Trustees to gain additional and different perspectives of the Fund’s operations. The Board has established seven standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee, the Open-End Funds Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. Robert P. Bremner, Chair, Judith M. Stockdale and John P. Amboian serve as the current members of the Executive Committee of the Board. During the fiscal year ended July 31, 2012, the Executive Committee did not meet.

The Dividend Committee is authorized to declare distributions on the Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth. During the fiscal year ended July 31, 2012 the Dividend Committee met five times.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Nuveen Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Nuveen Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Nuveen Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Nuveen Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Nuveen Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Nuveen Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Nuveen Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The committee operates under a written charter adopted and approved by the Board of Trustees. The members of the Compliance Committee are Jack B. Evans, William C. Hunter, William J. Schneider, Virginia L. Stringer and Judith M. Stockdale, Chair. During the fiscal year ended July 31, 2012 the Compliance Committee met six times.

The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Nuveen Funds, and the audits of the financial statements of the Nuveen Funds; the quality and integrity of the financial statements of the Nuveen Funds; the Nuveen Funds’ compliance with legal and regulatory requirements relating to the Nuveen Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Nuveen Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Nuveen Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Nuveen Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Trustees Funds’ securities brought to its attention and considers the risks to the Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Trustees Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Nuveen Funds and the internal audit group at Nuveen Investments. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Nuveen Funds’ financial statements. The committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Robert P. Bremner, David J. Kundert, Chair, William J. Schneider, Carole E. Stone and Terence J. Toth, each of whom is an independent Trustee of the Nuveen Funds. During the fiscal year ended July 31, 2012 the Audit Committee met four times.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Nuveen Funds’ business.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of Trustees; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to Trustee compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Trustees and reserves the right to interview any and all candidates and to make the final selection of any new Trustees. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Trustee candidate, independence from NFALLC, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Trustees at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board members. The committee operates under a written charter adopted and approved by the Board. This committee is composed of the independent Trustees of the Nuveen Funds. Accordingly, the members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone and Terence J. Toth. During the fiscal year ended July 31, 2012, the Nominating and Governance Committee met six times.

Effective January 1, 2012, the Board approved the creation of the Open-End Funds Committee. The Open-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as open-end management investment companies (“Open-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Open-End Fund and may review and evaluate any matters relating to any existing Open-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Open-End Funds Committee are Robert P. Bremner, David J. Kundert, Judith M. Stockdale, Virginia L. Stringer and Terence J. Toth, Chair. From January 1, 2012 through July 31, 2012, the Open-End Funds Committee met two times.

Effective January 1, 2012, the Board approved the creation of the Closed-End Funds Committee. The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as closed-end investment companies (“Closed-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Robert P. Bremner, Jack B. Evans, William C. Hunter, William J. Schneider, Chair, and Carole E. Stone. From January 1, 2012 through July 31, 2012, the Closed-End Funds Committee met two times.

Board Diversification and Trustee Qualifications

In determining that a particular Board Member was qualified to serve as a Board Member, the Board has considered each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties and the Board believes each Board Member satisfies this standard.

An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member (including the Boards of the Nuveen Funds), or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and or/other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this SAI, each Board Member should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

John P. Amboian

Mr. Amboian, an interested Trustee of the Nuveen Funds, joined Nuveen Investments in June 1995 and became Chief Executive Officer in July 2007 and Chairman in November 2007. Prior to this, since 1999, he served as President with responsibility for the firm’s product, marketing, sales, operations and administrative activities. Mr. Amboian initially served Nuveen Investments as Executive Vice President and Chief Financial Officer. Prior to joining Nuveen Investments, Mr. Amboian held key management positions with two consumer product firms affiliated with the Phillip Morris Companies. He served as Senior Vice President of Finance, Strategy and Systems at Miller Brewing Company. Mr. Amboian began his career in corporate and international finance at Kraft Foods, Inc., where he eventually served as Treasurer. He received a Bachelor’s degree in economics and a Masters of Business Administration (“MBA”) from the University of Chicago. Mr. Amboian serves on the Board of Trustees of Nuveen Investments and is a Board Member or Trustee of the Investment Company Institute Board of Governors, Boys and Girls Clubs of Chicago, Children’s Memorial Hospital and Foundation, the Council on the Graduate School of Business (University of Chicago), and the North Shore Country Day School Foundation. He is also a member of the Civic Committee of the Commercial Club of Chicago and the Economic Club of Chicago.

Robert P. Bremner

Mr. Bremner, the Nuveen Funds’ Independent Chairman, is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and President of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western Europe, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is a Director and President of Beta Gamma Sigma, Inc., The International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Currently, Mr. Kundert is a Director of the Northwestern Mutual Wealth Management Company. He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is Regent Emeritus of Luther College and is a member of its Investment Committee. Mr. Kundert is also a member of the Board of Directors (Milwaukee) for College Possible. He received his Bachelor of Arts degree from Luther College, and his Juris Doctor from Valparaiso University.

William J. Schneider

Mr. Schneider is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners Ltd., a real estate investment company. He is a member of two Miller Valentine real estate LLC companies. He is a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider is a member of the Business Advisory Council for the University of Dayton College of Business, Board Member of Tech Town, Inc., a not-for-profit community development company, and a Board member of WDPR Public Radio. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Judith M. Stockdale

At the end of 2012, Ms. Stockdale retired as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the

Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated and was formerly a Commissioner on the New York State Commission on Public Authority Reform. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts from Skidmore College in Business Administration.

Virginia L. Stringer

Ms. Stringer served as the independent chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the past board chair of the Oak Leaf Trust, emeritus director and former chair of the Saint Paul Riverfront Corporation and also served as President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board member of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota to the Board on Judicial Standards and also served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer also served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty five years of corporate experience having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth

Mr. Toth is a Managing Partner of Promus Capital (since 2008). He is a Director of Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012). He was formerly a Director of Legal & General Investment Management America, Inc. from 2008-2013. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Board of the Chicago Fellowship and is Chairman of the Board of Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is a member of its Investment Committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

SHARE OWNERSHIP

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2012.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
John M. Amboian	$1 - $10,000	Over $100,000
Robert P. Bremner	None	Over $100,000
Jack B. Evans	$10,001 - $50,000	Over $100,000
William C. Hunter	None	Over $100,000
David J. Kundert	None	Over $100,000
William S. Schneider	None	Over $100,000
Judith M. Stockdale	None	Over $100,000
Carole E. Stone	None	Over $100,000
Virginia L. Stringer	None	Over $100,000
Terence J. Toth	None	Over $100,000

No Trustee who is not an interested person of the Fund or his or her immediate family member owns beneficially or of record, any security of NFALLC, Spectrum, Nuveen Investments or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NFALLC, or Nuveen Investments.

As of April 30, 2013, the officers and Trustees as a group beneficially owned less than 1% of any class of the Fund’s outstanding securities. As of April 30, 2013, no shareholder beneficially owned more than 5% of any class of shares of the Fund. Additionally, no disinterested Trustee owned shares of NFALLC, Spectrum or Nuveen Investments (or any entity controlled by or under common control with NFALLC, Spectrum or Nuveen Investments).

COMPENSATION

The following table shows, for each independent trustee, (1) the aggregate compensation paid by the Fund for the fiscal year ended July 31, 2012, (2) the amount of total compensation paid by the Fund that has been deferred and (3) the total compensation paid to each trustee by the Nuveen Funds during the calendar year ended December 31, 2012. The Fund does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen Investments serve without any compensation from the Fund. Certain of the Nuveen Funds have a deferred compensation plan (the “Compensation Plan”) that permits any trustee who is not an “interested person” of certain funds to elect to defer receipt of all or a portion of his or her compensation as a trustee. The deferred compensation of a participating trustee is credited to the book reserve account of a fund when the compensation would otherwise have been paid to the trustee. The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. At the time for commencing distributions from a trustee’s deferral account, the trustee may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other fund’s obligations to make distributions under the Compensation Plan.

Trustee	Aggregate Compensation from Fund(1)	Amount of Total Compensation from the Fund that has been Deferred(2)	Total Compensation from Fund and Fund Complex(3)
Robert P. Bremner	$5,802	$854	$343,204
Jack B. Evans	4,650	1,174	262,670

Trustee	Aggregate Compensation from Fund(1)	Amount of Total Compensation from the Fund that has been Deferred(2)	Total Compensation from Fund and Fund Complex(3)
William C. Hunter	$4,317	$2,487	$240,509
David J. Kundert	4,441	4,441	267,712
William J. Schneider	4,852	2,216	284,299
Judith M. Stockdale	4,557	2,713	261,411
Carole E. Stone	4,625	—	263,100
Virginia L. Stringer	3,484	—	248,600
Terence J. Toth	4,932	—	248,475

(1)	The compensation paid, including deferred amounts, to the independent trustees for the fiscal year ended July 31, 2012 for services to the Fund.
(2)	Pursuant to a deferred compensation agreement with certain of the Nuveen Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. Total deferred fees for the Fund (including the return from the assumed investment in the eligible Nuveen Funds) payable are stated above.
(3)	Based on the compensation paid (including any amounts deferred) for the calendar year ended December 31, 2012 for services to the Nuveen open-end and closed-end funds. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

Effective January 1, 2012, independent trustees receive a $130,000 ($140,000 as of January 1, 2013) annual retainer plus (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, nonregularly scheduled Board meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Open-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Open-End Funds Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent trustees also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen Funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

As noted above, effective January 1, 2013, the annual retainer paid to each independent director is $140,000. All other compensation listed above remains the same.

The Fund has no employees. Its officers are compensated by Nuveen Investments or its affiliates.

INVESTMENT ADVISER, SUB-ADVISER AND PORTFOLIO MANAGERS

Investment Adviser.    Nuveen Fund Advisors, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser for the Fund and is responsible for the Fund’s overall investment strategy and its implementation. NFALLC also is responsible for managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. NFALLC is a wholly owned subsidiary of Nuveen Investments. Founded in 1898, Nuveen Investments and its affiliates had approximately $219 billion of assets under management as of December 31, 2012.

Investment Management Agreement and Related Fees.    Pursuant to an investment management agreement between NFALLC and the Fund (the “Investment Management Agreement”), the Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by NFALLC. The Fund’s management fee is separated into two components—a complex-level component, based on the aggregate amount of all fund assets managed by NFALLC, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by NFALLC.

Fund-Level Fee.    The annual fund-level fee for the Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets(1)	Fund-Level Fee Rate
For the first $500 million	0.7000%
For the next $500 million	0.6750%
For the next $500 million	0.6500%
For the next $500 million	0.6250%
For managed assets over $2 billion	0.6000%

Complex-Level Fee.    The annual complex-level fee for the Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level(2)	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

(1)	For the Fund, “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles).
(2)	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with NFALLC’s assumption of the management of the former First American Funds effective January 1, 2011. With respect to closed-end funds, eligible assets include assets managed by NFALLC that are attributable to financial leverage. For these purposes, financial leverage includes the use of preferred stock and borrowings and certain investments in the residual interest certificates in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by issuance of floating rate securities, subject to an agreement by NFALLC as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of February 28, 2013 the complex-level fee rate for the Fund was 0.1668%.

The following table sets forth the management fee paid by the Fund for the last three fiscal periods:

	Management Fee Net of Expense Reimbursement Paid to NFALLC for the Year Ended:	Expense Reimbursement from NFALLC for the Year Ended:
Twelve months ended December 31, 2010	$10,313,513	$756,203
Seven months ended July 31, 2011(1)	$6,833,853	$1,114
Twelve months ended July 31, 2012	$11,931,860	$—

(1)	During the fiscal period, the Fund changed its fiscal and tax year ends from December 31 to July 31.

In addition to the fee of NFALLC, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NFALLC), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing preferred shares, if any, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

A discussion regarding the basis for the Board of Trustees’ decision to renew the Investment Management Agreement for the Fund may be found in the Fund’s annual report to shareholders dated July 31 of each year.

Sub-Adviser.    Spectrum Asset Management, Inc., 2 High Ridge Park, Stamford, Connecticut 06905, serves as investment sub-adviser to the Fund and, as such, provides day-to-day investment management of the Fund. Spectrum is an independently run, wholly-owned subsidiary of Principal Global Investors, LLC (“PGI”), which is an indirectly wholly-owned subsidiary of Principal Financial Group (“PFG”), a publicly traded, diversified, insurance and financial services company. Spectrum has been in the business of providing investment advice since 1987 and managed over $18.1 billion in assets as of March 31, 2013.

Sub-Advisory Agreement and Related Fees.    Pursuant to a sub-advisory agreement between NFALLC and Spectrum (the “Sub-Advisory Agreement”), Spectrum is compensated for the services it provides to the Fund with a portion of the management fee NFALLC receives from the Fund. NFALLC and Spectrum retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

The following table sets forth the management fee paid by NFALLC to Spectrum for the last three fiscal periods.

Fiscal Period Ended:	Sub-Advisory Fee Paid by NFALLC to Spectrum
Twelve Months ended December 31, 2010	$4,125,405
Seven Months ended July 31, 2011(1)	$2,734,272
Twelve Months ended July 31, 2012	$4,772,744

(1)	During the fiscal period, the Fund changed its fiscal and tax year ends from December 31 to July 31.

A discussion regarding the basis for the Board of Trustees’ decision to renew the Sub-Advisory Agreement for the Fund may be found in the Fund’s annual report to shareholders dated July 31 of each year.

Portfolio Managers.     Unless otherwise indicated, the information below is provided as of the date of this Statement of Additional Information.

Portfolio Management.    Mark A. Lieb and L. Phillip Jacoby (the “Portfolio Managers”) are co-portfolio managers of the Fund and have served as portfolio managers of the Fund since 2002. Mr. Lieb is the Founder, President and Chief Executive Officer of Spectrum. Mr. Jacoby is an Executive Director and Chief Investment Officer of Spectrum.

Other Accounts.    The Portfolio Managers also have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts is set forth below.

	Number of Other Accounts Managed and Assets by Account Type as of July 31, 2012
Portfolio Manager	Type of Account Managed	Number of Accounts	Total Assets	Number of Accounts with Performance Based Fees	Assets of Accounts with Performance Based Fees
L. Philip Jacoby	Separately Managed Accounts	39	$5,737,833,331	0	$0
	Pooled Accounts	5	$1,983,054,814	0	$0
	Registered Investment Vehicles	5	$7,958,557,604	0	$0

Mark A. Lieb	Separately Managed Accounts	39	$5,753,032,059	0	$0
	Pooled Accounts	5	$1,983,054,814	0	$0
	Registered Investment Vehicles	5	$7,958,557,604	0	$0

Compensation.    All Spectrum portfolio managers are paid a base salary and discretionary bonus. Salaries are established based on a benchmark of national salary levels of relevant asset management firms, taking into account each portfolio manager’s position and responsibilities, experience, contribution to client servicing, compliance with firm and/or regulatory policies and procedures, work ethic, seniority and length of service, and contribution to the overall functioning of the organization. Base salaries are fixed, but are subject to periodic adjustments, usually on an annual basis.

The discretionary bonus component is variable and may represent a significant portion of an individual’s total annual compensation. Discretionary bonuses are determined quarterly and are based on a methodology used by senior management that takes into consideration several factors, including but not necessarily limited to those listed below:

•

Changes in overall firm assets under management, including those assets in the Fund (portfolio managers are not directly incentivized to increase assets under management, although they are indirectly compensated as a result of an increase in assets under management).

•

Portfolio performance (measured annually on a pre-tax basis) relative to benchmarks (the relevant benchmark is a custom benchmark composed of 50% Merrill Lynch Preferred Stock—Fixed Rate Index and 50% Barclays Capital Securities US Tier 1 Index).

•	Contribution to client servicing.

•	Compliance with firm and/or regulatory policies and procedures.

•	Work ethic.

•	Seniority and length of service.

•	Contribution to overall functioning of organization.

Total compensation is designed to be globally competitive and is evaluated annually relative to other top-tier asset management firms.

When required by applicable regulations, information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available without charge by calling (800) 257-8787 or by accessing the SEC’s website at http://www.sec.gov.

Material Conflicts of Interest.    The portfolio manager’s simultaneous management of the Fund and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other account. Spectrum; however, believes that such potential conflicts are mitigated by the fact that Spectrum has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, Spectrum has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Ownership of Fund Shares by Portfolio Managers.    As of July 31, 2012, the Portfolio Manager beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) shares of the Fund having values within the indicated dollar ranges.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
L. Phillip Jacoby	$50,000 - $100,000
Mark A. Lieb	$100,000 - $500,000

CODE OF ETHICS

The Fund, NFALLC, Spectrum, Nuveen Securities and other related entities have adopted codes of ethics that essentially prohibit certain of their personnel, including the Fund’s Portfolio Manager, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Personnel subject to the codes of ethics may purchase shares of the Fund subject to the restrictions set forth in such codes. Personnel subject to the codes of ethics are permitted to invest in securities that may be purchased or held by the Fund, subject to the restrictions set forth in such codes. Text-only versions of the codes of ethics of the Fund, NFALLC, Spectrum, and Nuveen Securities can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

PROXY VOTING POLICIES

The Board has delegated the authority to vote proxies for the Fund to NFALLC. NFALLC, in turn, has delegated to Spectrum the full responsibility for proxy voting and related duties in accordance with Spectrum’s policy and procedures. NFALLC periodically will monitor Spectrum’s voting to ensure that they are carrying out their duties.

Specturm’s proxy voting policies and procedures are summarized as follows:

Proxy Voting Policy.    Spectrum has adopted a Policy on Proxy Voting for Investment Advisory Clients (the “Voting Policy”), which provides that Spectrum aims to ensure that, when delegated proxy voting authority by a client, Spectrum acts (1) solely in the interest of the client in providing for ultimate long-term stockholder value, and (2) without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Spectrum relies on the custodian bank to deliver proxies to Spectrum for voting.

Spectrum has selected RiskMetrics Group (formerly ISS) to assist with Spectrum’s proxy voting responsibilities. Spectrum generally follows RiskMetrics standard proxy voting guidelines which embody the positions and factors Spectrum considers important in casting proxy votes. In connection with each proxy vote, RiskMetrics prepares a written analysis and recommendation based on its guidelines. In order to avoid any conflict of interest for RiskMetrics, Spectrum’s Chief Compliance Officer will require RiskMetrics to deliver additional information or certify that RiskMetrics has adopted policies and procedures to detect and mitigate such conflicts of interest in issuing voting recommendations. Spectrum also may obtain voting recommendations from two proxy voting services as an additional check on the independence of RiskMetrics’ voting recommendations.

Spectrum may, on any particular proxy vote, diverge from RiskMetrics’ guidelines or recommendations. In such a case, Spectrum’s Voting Policy requires that: (i) the requesting party document the reason for the request; (ii) the approval of Spectrum’s Chief Investment Officer; (iii) notification to appropriate compliance personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) a written record of the process.

When Spectrum determines not to follow RiskMetrics’ guidelines or recommendations, Spectrum classifies proxy voting issues into three broad categories: (1) Routine Administrative Items; (2) Special Interest Issues; and (3) Issues having the Potential for Significant Economic Impact, and casts proxy votes in accordance with the philosophy and decision guidelines developed for that category in the Voting Policy.

•

Routine Administrative Items.    Spectrum is willing to defer to management on matters of routine administrative nature. Examples of issues on which Spectrum will generally defer to management’s recommendation include selection of auditors, increasing the authorized number of common shares and the election of unopposed directors.

•

Special Interest Issues.    In general, Spectrum will abstain from voting on shareholder social, political, and environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.

•

Issues Having the Potential for Significant Economic Impact.    Spectrum is not willing to defer to management on proposals which have the potential for major economic impact on the corporation and value of its shares and believes such issues should be carefully analyzed and decided by shareholders. Examples of such issues are classification of board of directors’ cumulative voting and supermajority provisions, defensive strategies (e.g., greenmail prevention), business combinations and restructurings and executive and director compensation.

Conflicts of Interest.    There may be a material conflict of interest when Spectrum votes, on behalf of a client, a proxy that is solicited by an affiliated person of Spectrum or another Spectrum client. To avoid such conflicts, Spectrum has established procedures under its Voting Policy to seek to ensure that voting decisions are based on a client’s best interests and are not the product of a material conflict. In addition to employee monitoring for potential conflicts, Spectrum’s Chief Compliance Officer reviews Spectrum’s and its affiliates’ material business relationships and personal and financial relationships of senior personnel of Spectrum and its affiliates to monitor for conflicts of interest. If a conflict of interest is identified, Spectrum considers both financial and non-financial materiality to determine if a conflict of interest is material. If a material conflict of interest is found to exist, the Chief Compliance Officer discloses the conflict to affected clients and obtains consent from each client in the manner in which Spectrum proposed to vote.

Spectrum clients can obtain a copy of the Voting Policy or information on how Spectrum voted their proxies by calling Spectrum’s Chief Compliance Officer at (203) 322-1134.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Spectrum is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of Spectrum to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions, in light of the overall quality of brokerage and research services provided to the adviser and its advisees. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Fund’s futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, the portfolio managers consider, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of the Fund’s shares.

Section 28(e) of the Securities Exchange Act of 1934 permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting the transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include, but are not limited to, (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In light of the above, in selecting brokers, the portfolio managers consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the portfolio managers determine in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to Spectrum or the Fund. Spectrum believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Investment Management Agreement and the Sub-Advisory Agreement provide that such higher commissions will not be paid by the Fund unless Spectrum determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Fund to the Adviser under the Investment Management Agreement and the sub-advisory fees paid by the Adviser to Spectrum under the Sub-Advisory Agreement are not reduced as a result of receipt by either the Adviser or Spectrum of research services.

Spectrum places portfolio transactions for other advisory accounts managed by it. Research services furnished by firms through which the Fund effects its securities transactions may be used by Spectrum in servicing all of its accounts; not all of such services may be used by Spectrum in connection with the Fund. Spectrum believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, Spectrum believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. Spectrum seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by Spectrum are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

Substantially all of the Fund’s trades are effected on a principal basis. The following table sets forth the aggregate amount of brokerage commissions paid by the Fund for the last three fiscal periods:

Fiscal Periods Ended

Twelve months ended	Seven months ended	Twelve months ended
July 31, 2012	July 31, 2011(1)	December 31, 2010
$123,835	$36,038	$133,229

(1)	During the fiscal period, the Fund changed its fiscal and tax year ends from December 31 to July 31.

During the fiscal year ended July 31, 2012, the Fund did not pay commissions to brokers in return for research services.

The Fund has acquired during the fiscal year ended July 31, 2012 the securities of its regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act of the parents of the brokers or dealers. The following table sets forth these brokers or dealers and states the value of the Fund’s aggregate holdings of the securities of each issuer as of close of the fiscal year ended July 31, 2012:

Broker/Dealer	Issuer	Aggregate Fund Holdings of Broker/Dealer or Parent (as of July 31, 2012)
Bank of New York	BNY Institutional Capital, 144A, 7.780%, 12/01/26	$804,000
State Street Bank and Trust Company	State Street Capital Trust IV, 1.468%, 6/15/77	10,953,641

Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which the Distributor is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the independent trustees.

NET ASSET VALUE

The Fund’s net asset value per share is determined as of the close of regular session trading (normally 4:00 p.m., Eastern Time) on each day the NYSE is open for business. Net asset value is calculated by taking the fair value of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Fund’s Board of Trustees or its delegate, Spectrum.

In determining net asset value, expenses are accrued and applied daily, and securities and other assets for which market quotations are available are valued daily at market value. The prices of fixed income securities are provided by a pricing service and are based on the mean between the bid and asked price. When price quotes are not readily available, which is typically the case for municipal bonds, the pricing service establishes a security’s fair value based on various factors, including prices of comparable fixed income securities utilizing a matrix pricing system. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be different from the value realized upon the sale of the security.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities that may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of net asset value; a security with respect to which an event has occurred that is likely to make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the current “fair value” of a security would be the amount that the owner might reasonably expect to receive for it upon its current sale. A variety of factors may be considered in determining the fair value of such securities.

DISTRIBUTIONS

The Fund pays regular monthly distributions to Common Shareholders at a level rate (stated in terms of a fixed cents per Common Share dividend rate) that reflects the past and projected performance of the Fund. Distributions can only be made from net investment income after paying any accrued dividends to preferred shareholders, if any, and interest and required principal payments on borrowings. The Fund does not currently have any preferred shares outstanding.

To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of net investment income earned in a particular period. Such undistributed net investment income would be available to supplement future distributions, including distributions that might otherwise have been reduced by a decrease in the Fund’s monthly net income due to fluctuations in investment income or expenses, an increase in interest payments on borrowings or due to an increase in the dividend rate on the Fund’s outstanding preferred shares, if issued in the future. As a result, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income actually earned by the Fund during such period. However, the Fund intends to maintain distributions of net investment income for any period in amounts sufficient to continue to qualify under Subchapter M of the Code for treatment as a regulated investment company (as explained more fully below in “Tax Matters”). Undistributed net investment income will be added to the Fund’s net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund’s net asset value.

As explained more fully below in “Tax Matters,” the Fund might not distribute to Common Shareholders all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) for a taxable year. If the Fund does not distribute all of its net capital gain for a taxable year, it will pay U.S. federal income tax on the retained gain. Each Common Shareholder of record as of the end of the Fund’s taxable year will include in income for federal income tax purposes, as long-term capital gain, his or her share of the retained gain, will be deemed to have paid his or her proportionate share of the tax paid by the Fund, and will be entitled to an income tax credit or refund for that share of the tax. The Fund will treat retained capital gains as a substitute for equivalent cash distributions. While not currently anticipated, if the Fund makes total distributions during a given calendar year in an amount that exceeds the Fund’s net investment income and net realized long-term capital gains for the calendar year, the excess will generally be treated by Common Shareholders as a return of capital for tax purposes.

For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income, if any, between Common Shares and preferred shares, if preferred shares are issued in the future, in proportion to total dividends paid to each class for the year in which such net capital gain or other taxable income is realized. For information relating to the impact of the issuance of preferred shares on the distributions made by the Fund to Common Shareholders, see the Fund’s Prospectus under “Use of Leverage.”

If preferred shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration (1) all accumulated dividends on the preferred shares have been paid, (2) all interest and required principal on borrowings has been paid, (3) the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding preferred shares and (4) the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 300% of the value of the Fund’s borrowings. These limitations on the Fund’s ability to make distributions on its Common Shares could under certain circumstances impair the ability of the Fund to maintain its qualification for treatment as a regulated investment company.

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time.

DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), you may elect to have all dividends, including any capital gain dividends, on your Common Shares automatically reinvested by the Plan Agent (defined below) in additional Common Shares under the Plan. You may elect to participate in the Plan by contacting Nuveen Investor Services at (800) 257-8787. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you or your brokerage firm by State Street Bank and Trust Company as dividend paying agent (the “Plan Agent”).

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)	If Common Shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then current market price;

(2)	If Common Shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants” accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments; or

(3)	If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Upon a repurchase of your shares, the Fund (or its administrative agent) may be required to report to the Internal Revenue Service (“IRS”) and furnish to you cost basis and holding period information for Fund shares that you purchased on or after January 1, 2012 (“covered shares”).

For shares of the Fund held in the Plan, you are permitted to elect from among several permitted cost basis methods. The cost basis method you use may not be changed with respect to a repurchase of shares after the settlement date of repurchase. You should consult with your tax advisors to determine the best permitted cost basis method for your tax situation and to obtain more information about how the cost basis reporting rules apply to you. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from State Street Bank and Trust Company, Attn: ComputerShare Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071, (800) 257-8787.

PLAN OF DISTRIBUTION

The Fund may sell the Common Shares offered under this Prospectus through:

•	at-the-market transactions;

•	underwriting syndicates; and

•	privately negotiated transactions.

The Fund will bear the costs of the offering, including but not limited to, the expense of preparing the Prospectus and Statement of Additional Information for an offering, and the expense of counsel, auditors and others in connection with the offering.

Distribution Through At-the-Market Transactions

The Fund has entered into a Distribution Agreement with Nuveen Securities, which has been filed as an exhibit to the Registration Statement of which this SAI is a part. The summary of the Distribution Agreement contained herein is qualified by reference to the Distribution Agreement. Subject to the terms and conditions of the Distribution Agreement, the Fund may issue and sell Common Shares from time to time through Nuveen Securities to certain broker-dealers that have entered into selected dealer agreements with Nuveen Securities. Currently, Nuveen Securities has entered into a selected dealer agreement with UBS Securities LLC (“UBS”) pursuant to which UBS will be acting as Nuveen Securities’ sub-placement agent with respect to at-the-market offerings of Common Shares. The selected dealer agreement has been filed as an exhibit to the Registration Statement of which this SAI forms a part. The summary of the selected dealer agreement contained herein is qualified by reference to the selected dealer agreement.

Common Shares will only be sold on such days as shall be agreed to by the Fund and Nuveen Securities. Common Shares will be sold at market prices, which shall be determined with reference to trades on the NYSE, subject to a minimum price to be established each day by the Fund. The minimum price on any day will not be less than the current NAV per Common Share plus the per share amount of the commission to be paid to Nuveen Securities. The Fund and Nuveen Securities will suspend the sale of Common Shares if the per share price of the shares is less than the minimum price.

The Fund will compensate Nuveen Securities with respect to sales of the Common Shares will be at a commission rate of up to 1.0% of the gross proceeds of the sale of Common Shares. Nuveen Securities will compensate broker-dealers participating in the offering at a rate of up to 0.8% of the gross proceeds of the sale of Common Shares sold by that broker-dealer. Settlements of sales of Common Shares will occur on the third business day following the date on which any such sales are made.

In connection with the sale of the Common Shares on behalf of the Fund, Nuveen Securities may be deemed to be an underwriter within the meaning of the Securities Act, and the compensation of Nuveen Securities may be deemed to be underwriting commissions or discounts. Unless otherwise indicated in a further Prospectus supplement, Nuveen Securities as underwriter will act as underwriter on a reasonable efforts basis.

The offering of Common Shares pursuant to the Distribution Agreement will terminate upon the earlier of (i) the sale of all Common Shares subject thereto or (ii) termination of the Distribution Agreement. The Fund and Nuveen Securities each have the right to terminate the Distribution Agreement in its discretion at any time.

The Fund currently intends to distribute the shares offered pursuant to this Prospectus primarily through at-the-market transactions, although from time to time it may also distribute shares through an underwriting syndicate or a privately negotiated transaction. To the extent shares are distributed other than through at-the-market transactions, the Fund will file a supplement to this Prospectus describing such transactions.

UBS, its affiliates and their respective employees hold or may hold in the future, directly or indirectly, investment interests in Nuveen Investments and its funds. The interests held by employees of UBS or its affiliates are not attributable to, and no investment discretion is held by, UBS or its affiliates.

The Fund’s closing price on the NYSE on May 1, 2013 was $9.69.

Distribution Through Underwriting Syndicates

The Fund from time to time may issue additional Common Shares through a syndicated secondary offering. In order to limit the impact on the market price of the Fund’s Common Shares, underwriters will market and price the offering on an expedited basis, e.g., in an overnight or similarly abbreviated offering period. The Fund will launch a syndicated offering on a day, and upon terms, mutually agreed upon between the Fund, Nuveen Securities, one of the Fund’s underwriters, and the underwriting syndicate.

The Fund will offer its shares at a price equal to a specified discount of up to 2% from the closing market price of the Fund’s Common Shares on the day prior to the offering date. The applicable discount will be negotiated by the Fund and Nuveen Securities in consultation with the underwriting syndicate on a transaction-by-transaction basis. The Fund will compensate the underwriting syndicate out of the proceeds of the offering based upon a sales load of up to 4% of the gross proceeds of the sale of Common Shares. The minimum net proceeds per share to the Fund will not be less than the greater of (i) the Fund’s latest net asset value per Common Share or (ii) 91% of the closing market price of the Fund’s Common Shares on the day prior to the offering date.

Privately Negotiated Transactions

The Fund, through Nuveen Securities, may sell directly to, and solicit offers from, institutional and other sophisticated investors, who may be deemed to be underwriters, as defined in the 1933 Act, for any resale of the Common Shares.

The terms of such privately negotiated transactions will be subject to the discretion of the management of the Fund. In determining whether to sell Common Shares through a privately negotiated transaction, the Fund will consider relevant factors including, but not limited to, the attractiveness of obtaining additional funds through the sale of Common Shares, the purchase price to apply to any such sale of Common Shares and the person seeking to purchase the Common Shares.

Common Shares issued by the Fund through privately negotiated transactions will be issued at a price equal to the greater of (i) the NAV per Common Share of the Fund’s Common Shares or (ii) at a discount ranging from 0% to 5% of the average of the daily market price of the Fund’s Common Shares at the close of business on the two business days preceding the date upon which Common Shares are sold pursuant to the privately negotiated transaction. The applicable discount will be determined by the Fund on a transaction-by-transaction basis.

The principal business address of Nuveen Securities is 333 West Wacker Drive, Chicago, Illinois 60606.

DESCRIPTION OF SHARES

COMMON SHARES

The Declaration of Trust (the “Declaration”) authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of preferred shares, if issued, and borrowings, if incurred have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in “Certain Provisions in the Declaration of Trust,” non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Each whole Common Share has one vote with respect to matters upon which a shareholder vote is required, and each fractional share shall be entitled to a proportional fractional vote consistent with the requirements of the 1940 Act and the rules promulgated thereunder, and will vote together as a single class. Whenever the fund incurs borrowings and/or preferred shares are outstanding, Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all interest on such borrowings has been paid and all accrued dividends on preferred shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to any borrowings would be at least 300% after giving effect to the distributions and asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions. See “Preferred Shares” below.

The Common Shares are listed on the NYSE and trade under the ticker symbol “JPS.” The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will not issue share certificates.

Unlike open-end funds, closed-end funds like the Fund do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value.

Because the market value of the Common Shares may be influenced by such factors as distribution levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

BORROWINGS

The Declaration authorizes the Fund, without approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund’s assets.

The Fund expects to borrow money at rates generally available to institutional investors. In connection with such Borrowings, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of any such borrowings over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such Borrowings, must have an “asset coverage” of at least 300%. With respect to any such borrowings, asset coverage means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowings represented by senior securities issued by the Fund. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio coverages or otherwise. In addition, as with the issuance of preferred shares, certain types of borrowings may result in the Fund being subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the Common Shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s eligibility for treatment as a regulated investment company under the Code, the Fund will attempt to repay or restructure the borrowings to preserve that eligibility. Any borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund. The Fund may also borrow money for repurchase of its shares or as a temporary measure for extraordinary or emergency situations. See “Investment Restrictions” in this SAI.

The Fund has entered into a prime brokerage facility with BNP Paribas Prime Brokerage, Inc. The Fund’s maximum commitment amount under these borrowings is $467,000,000. Interest is charged on the Fund’s borrowings at 3-Month London Inter-Bank Offered Rate (“LIBOR”) plus 0.85% on the amounts borrowed and 0.50% on the undrawn balance. For the six months ended January 31, 2013, the average daily balance outstanding and average annual interest rate on the Fund’s borrowings were $434,400,000 and 1.20%, respectively.

PREFERRED SHARES

The Declaration authorizes the issuance of an unlimited number of preferred shares in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. The Fund has issued preferred shares in the past, but does not currently have any preferred shares outstanding. The Fund may issue preferred shares in the future to increase the Fund’s leverage. The decision to issue additional preferred shares is subject to market conditions and to the Board of Trustee’s belief that leveraging the Fund’s capital structure through the issuance of preferred shares is likely to achieve the benefits to the Common Shareholders described in the Prospectus.

Limited Issuance of Preferred Shares.    Under the 1940 Act, the Fund could issue preferred shares with an aggregate liquidation value of up to one-half (50%) of the value of the Fund’s total net assets, including any liabilities associated with borrowings, measured immediately after issuance of the preferred shares. “Liquidation value” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the preferred shares is less than one-half of the value of the Fund’s total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. The Fund intends to purchase or redeem preferred shares, if necessary, to keep that percentage below 50%.

Distribution Preference.    If issued in the future, preferred shares would have complete priority over the Common Shares as to distribution of assets.

Liquidation Preference.    In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of preferred shares, if issued in the future, will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders.

Voting Rights.    Holders of preferred shares, if issued in the future, voting as a separate class, would be entitled to elect two of the Fund’s trustees (following the establishment of the Fund by an initial trustee, the Declaration provides for a total of no less than two and no more than 12 trustees). The remaining trustees would be elected by Common Shareholders and holders of preferred shares, if issued in the future, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the preferred shares, if issued in the future, the holders of all outstanding preferred shares, if issued in the future, voting as a separate class, would be entitled to elect a majority of the Fund’s trustees until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of preferred shares, if issued in the future, will be required, in addition to the single class vote of the holders of preferred shares and Common Shares.

Redemption, Purchase and Sale of Preferred Shares.    The terms of the preferred shares, if issued in the future, would provide that they may be redeemed by the issuer at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. Any redemption or purchase of preferred shares, if issued in the future, by the Fund would reduce the leverage applicable to Common Shares, while any issuance of shares by the Fund will increase such leverage.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the common shares and preferred shares, if issued in the future, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or (5) removal of trustees by shareholders (except at the end of a trustee’s term), and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-Laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s common shares and preferred shares, if issued in the future, outstanding at the time, voting together as a single class, is required, provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), the required vote only by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of preferred shares, if issued in the future, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund’s preferred shares, if issued in the future, outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-Laws, the affirmative vote of the holders of at least a majority of the Fund’s preferred shares, if issued in the future, outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the common shares and preferred shares, if issued in the future, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares, if issued in the future, are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders. Note, the Fund’s staggered Board could delay for up to two years the replacement of a majority of the Board of Trustees.

Reference should be made to the Declaration on file with the SEC for the full text of these provisions.

The Declaration provides that the obligations of the Fund are not binding upon the trustees of the Fund individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, at any time if the Fund has preferred shares outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued preferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the SEC currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares at the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board of the Fund at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the NYSE, or (b) impair the Fund’s eligibility for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), or impair the Fund’s status as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund’s common shares and preferred shares, if issued in the future, outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the Fund’s preferred shares, if issued in the future, outstanding at the time, voting as a separate class, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or By-Laws. See the Prospectus under “Certain Provisions in the Declaration of Trust” for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all preferred shares then outstanding, and the Fund’s common shares would no longer be listed on the NYSE. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

The repurchase by the Fund of its shares at prices below net asset value would result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value would result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its common shares would decrease the Fund’s total assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

Before deciding whether to take any action if the Fund’s common shares trade below net asset value, the Board of the Fund would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances nor does it purport to deal with all categories of investors (including investors in Common Shares with large positions with the Fund). Unless otherwise noted, this discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

The Fund intends to qualify each year, and to be treated as, a regulated investment company (“RIC”), under Subchapter M of the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities, or currencies and net income derived from interests in qualified publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater in value than 5% of the Fund’s total assets, and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities of (other than U.S. government securities or securities of other regulated investment companies) of a single issuer, in the securities (other than securities of other regulated investment companies) of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (c) distribute for each taxable year an amount at least equal to the sum of 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and 90% of its net exempt interest income. To meet these requirements, the Fund may need to restrict its use of certain of the investment techniques described under “Investment Policies” and “Other Policies” above.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its net investment income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back dividends” are also treated as paid by the regulated investment company when they are actually paid.

If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for certain relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, the Fund may be required to dispose of certain assets. If these relief provisions are not available to the Fund and it fails to qualify for treatment as a regulated investment company for a taxable year, the Fund will be taxable at regular corporate tax rates (and, to the extent applicable, at corporate alternative minimum tax rates). In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits, subject to the dividends received deduction for corporate shareholders and to the lower tax rates applicable to qualified dividend income distributed to noncorporate shareholders. In such an event, distributions in excess of the Fund’s current and accumulated earnings and profits will be treated first as a tax-free return of capital to the extent of the holder’s adjusted tax basis in the shares (reducing that basis accordingly), and any remaining distributions will be treated as a gain from a sale of shares. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, it will generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Fund is not required to distribute any portion of its net capital gain to qualify for treatment as a regulated investment company, and, as described in “Distributions” above, the Fund may retain for investment some (or all) of its net capital gain. If the Fund qualifies for treatment as a regulated investment company but does not distribute all of its net capital gain and net investment income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be deemed to have paid their proportionate shares of the tax paid by the Fund on such undistributed amount and will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any; and (iii) will be entitled to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder.

Distributions

Dividends paid out of the Fund’s net investment income will be taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. The Fund does not expect that any significant portion of its distributions will be treated as qualified dividend income, which is taxable to noncorporate shareholders at rates of up to 20%. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Long-term capital gains are taxable to noncorporate shareholders at rates of up to 20%. Distributions of short-term capital gain are taxable to shareholders as ordinary income. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the greater of the net asset value or fair market value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will first be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale of shares.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November, or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions, although also in effect returns of capital, would be taxable to the shareholder in the same manner as other dividends or distributions.

The Fund is required in certain circumstances to withhold (as “backup withholding”) a portion of dividends and certain other payments paid to certain holders of the Fund’s shares who do not furnish to the Fund their correct taxpayer identification numbers (in the case of individuals, their social security numbers) and certain certifications, or who are otherwise subject to backup withholding. The backup withholding rate is 28%. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s federal income tax liability, provided the required information and forms are timely furnished to the IRS.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to offset capital gains in future years. The Fund is permitted to carry forward a net capital loss from any taxable year that began on or before December 22, 2010 to offset its capital gains, if any, for up to eight years following the year of the loss. The Fund is permitted to carry forward indefinitely a net capital loss from any taxable year that began after December 22, 2010 to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gain dividends to shareholders. Carryforwards of losses from taxable years that began after December 22, 2010 must be fully utilized before the Fund may utilize carryforwards of losses from taxable years that began on or before December 22, 2010. Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Sale of Fund Shares

Sales and repurchases generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and to ascertain the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the sale, repurchase or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

Losses on sales or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in the fund (including investments made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after the sale or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the adjusted tax basis of the shares acquired in the other investments.

Nature of Fund’s Investments

For U.S. federal income tax purposes, the preferred securities in which the Fund intends to primarily invest are generally expected to be treated as debt securities.

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend, or otherwise limit the allowance of certain losses or deductions, (ii) convert long-term capital gain into short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) change the time at which a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the character of certain complex financial transactions. The Fund may make certain tax elections to mitigate the effect of these provisions.

The Code imposes constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated financial positions. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or “offsetting notional principal contracts” (as defined by the Code) with respect to, or futures or forward contracts to deliver, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or expense, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

The Fund’s investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations.

Original Issue Discount Securities

Investments by the Fund in zero coupon bonds or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year that the securities are held, even though the Fund may receive no cash interest payments or may receive cash interest payments that are less than the income recognized for tax purposes. This income is included in determining the amount of income which the Fund must distribute to avoid the payment of federal income tax and the 4% excise tax. Because such income may not be matched by a corresponding cash payment to the Fund, the Fund may be required to borrow money or dispose of securities in order to be able to generate cash so that the Fund may make required distributions to its shareholders.

Market Discount

Any market discount recognized on a market discount bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value, or below adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Futures Contracts and Options

The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out at the end of each taxable year), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualifying to be treated as a regulated investment company and the distribution requirements for avoiding excise taxes. The Fund intends to monitor its transactions, make tax elections and make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in an effort to mitigate the effect of these rules and prevent disqualification of the Fund from being treated as a regulated investment company.

Foreign Taxes

Since the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund generally will not be entitled to a credit or deduction with respect to any such taxes paid by the Fund.

Foreign Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“foreign shareholder”) generally depends on whether the income received from the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder. In addition, unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities after December 31, 2013 (or, in certain cases, on or after later dates) and repurchase proceeds and certain capital gain dividends payable to such entities after December 31, 2016. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a non-U.S. government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Income not Effectively Connected with a U.S. Trade or Business

If the income received from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of net investment income (including distributions of short-term capital gain) will generally be subject to a U.S. withholding tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the shareholder), which tax is generally withheld from such distributions.

For taxable years of the Fund beginning on or before December 31, 2013, dividends reported by the Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain,” are generally exempt from this 30% withholding tax. “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the Fund’s net short-term capital gain for the taxable year over its net long-term capital loss, if any.

Distributions of net capital gain and any amounts retained by the Fund which are designated as undistributed capital gains generally will not be subject to U.S. tax at the rate of 30% (or lower treaty rate). In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption.

Income Effectively Connected with a U.S. Trade or Business

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of net investment income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code. Certain certification and disclosure requirements, including delivery of a properly executed IRS Form W-8ECI, must be satisfied for income effectively connected with a U.S. trade or business to be exempt from the 30% withholding described above under “Foreign Shareholders—Income not Effectively Connected with a U.S. Trade or Business.”

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Other Tax Considerations

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends, and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

If a shareholder recognizes a loss on disposition of a Fund’s Shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. In addition, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Common Shares should consult their own tax advisors as to the tax consequences of investing in such Common Shares, including under state, local and other tax laws.

FINANCIAL STATEMENTS

The Financial Statements and the independent registered public accounting firms reports thereon, appearing in the Fund’s annual shareholder report for the fiscal year ended July 31, 2012, are incorporated herein by reference in this SAI. Also incorporated by reference is the Fund’s unaudited semi-annual report dated January 31, 2013. The Fund’s annual and semi-annual shareholder reports may be obtained without charge by calling (800) 257-8787.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02110 (the “Custodian”). The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company (the “Transfer Agent”). The Transfer Agent is located at 250 Royall Street, Canton, Massachusetts 02021.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, an independent registered public accounting firm, provides auditing services to the Fund. The principal business address of Ernst & Young LLP is 155 North Wacker Drive, Chicago, Illinois, 60606.

LEGAL OPINION

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Bingham McCutchen LLP, Washington, DC.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

APPENDIX A

Ratings of Investments

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

•    Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•    Nature of and provisions of the obligation;

•    Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1.

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2.

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3.

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Municipal Bonds

Aaa

Bonds that are rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds mat are rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present mat make the long-term risks appear somewhat larger than in ‘Aaa’ securities.

A

Bonds that are rated ‘A’ possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa

Bonds that are rated ‘Baa’ are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds that are rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds that are rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds that are rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds that are rated ‘Ca’ represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds that are rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor Prospects of ever attaining any real investment standing.

#(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. Government, Resolution Funding Corporation debt obligations.

Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

(P): When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Moody’s applies numerical modifiers 1,2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates mat the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Short-Term Loans

MIG 1/VMIG 1

This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3

This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4

This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG

This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Commercial Paper

Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings—A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, and D Default

The ratings of obligations in this category are based on their Prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest Prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor Prospect for repaying all obligations.

Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

Fl

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC, or to Short-term ratings other than ‘FT.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

APPENDIX B

DERIVATIVE STRATEGIES AND RISKS

Set forth below is additional information regarding the various techniques involving the use of derivatives.

FINANCIAL FUTURES

A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated “contracts markets” by the Commodity Futures Trading Commission (“CFTC”).

The purchase of financial futures is for the purpose of hedging the Fund’s existing or anticipated holdings of long-term debt securities. For example, if the Fund desires to increase its exposure to long-term bonds and has identified long-term bonds it wishes to purchase at a future time, but expects market interest rates to decline (thereby causing the value of those bonds to increase), it might purchase financial futures. If interest rates did decrease, the value of those to-be-purchased long-term bonds would increase, but the value of the Fund’s financial futures would be expected to increase at approximately the same rate, thereby helping maintain the Fund’s purchasing power. When the Fund purchases a financial future, it deposits in cash or securities an “initial margin”, typically equal to an amount between 1% and 5% of the contract amount. Thereafter, the Fund’s account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

The sale of financial futures is for the purpose of hedging the Fund’s existing or anticipated holdings of long-term debt securities. For example, if the Fund owns long-term bonds and market interest rates were expected to increase (causing those bonds’ values to decline), it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund’s portfolio would decline, but the value of the Fund’s financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

Among the risks associated with the use of financial futures by the Fund as a hedging or anticipatory device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

OPTIONS ON FINANCIAL FUTURES

The Fund may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. The purchase of put options on financial futures is analogous to the purchase of put options by the Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the Fund. There is no guarantee that such closing transactions can be effected.

INDEX CONTRACTS

INDEX FUTURES

A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash-rather than any security-equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

INDEX OPTIONS

The Fund may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer’s futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above.

SWAP AGREEMENTS

Swap agreements are two-party contracts entered into primarily by institutional investors, typically for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount (the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) of a particular security, or in a basket of securities representing a particular index. Swap agreements may include, by way of example, (i) interest rate swaps, in which one party exchanges a commitment to pay a floating, shorter-term interest rate (typically by reference to the rate of a specific security or index) for the other party’s commitment to pay a fixed, longer-term interest rate (either as specifically agreed, or by reference to a specified security or index); (ii) interest rate caps, in which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or cap; (iii) interest rate floors, in which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or floor; (iv) interest rate collars, in which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts; (v) total return swaps, in which one party commits to pay the total return of an underlying security or asset in return for receiving from the other party a specified return or the return of another instrument (typically a floating short-term interest rate), and (vi) credit default swap, in which the buyer pays a periodic fee in return for a contingent payment by the seller upon a credit event (such as a default) happening with respect to a specified instrument, typically in an amount equivalent to the loss incurred on a specific investment in that security due to the credit event.

A Fund may enter into such swap agreements for any purpose consistent with the Fund’s investment objective, such as for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of securities that the Fund anticipates purchasing at a later date.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on the ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indices, or rates covered by the swap agreement. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter swap agreements only with counterparties that the Adviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain requirements imposed on the Fund by the Internal Revenue Code of 1986, as amended, may limit the Fund’s ability to use swap agreements. The swap market is largely unregulated.

Nuveen Quality Preferred Income Fund 2

STATEMENT OF ADDITIONAL INFORMATION

                , 2013

PART C—OTHER INFORMATION

Item  25: Financial Statements and Exhibits.

1.	Contained in Part A:

Financial Highlights for the Nuveen Quality Preferred Income Fund 2 (the “Fund” or the “Registrant”) for the fiscal period September 24, 2002 through July 31, 2003; for the fiscal year ended July 31, 2004; for the period August 1, 2004 through December 31, 2004; for the fiscal years ended December 31, 2005, 2006, 2007, 2008, 2009, and 2010; for the period January 1, 2011 through July 31, 2011; for the fiscal year ended July 31, 2012; and for the fiscal period from August 1, 2012 through January 31, 2013.

Contained in Part B:

Financial Statements are incorporated in Part B by reference to the Registrant’s July 31, 2012 Annual Report (audited) on Form N-CSR as filed with the U.S. Securities and Exchange Commission via EDGAR Accession No. 0001104659-12-067778 on October 5, 2012 and to the Registrant’s January 31, 2013 Semi-Annual Report (unaudited) on Form N-CSR as filed with the SEC via EDGAR Accession No. 00001104659-13-027388 on April 15, 2013.

2.	Exhibits:

a.1	Registrant’s Declaration of Trust dated June 24, 2002. Filed on July 1, 2002 as Exhibit a. to the Registrant’s Initial Registration Statement on Form N-2 (File No. 333-91678) and incorporated herein by reference.

a.2	Form of Statement Establishing and Fixing the Rights and Preferences of FundPreferred Shares. Filed on August 27, 2002 as Appendix A to the Statement of Additional Information within Registrant’s Registration Statement on Form N-2 (File No. 333-98815) and incorporated herein by reference

b.	By-Laws of the Registrant (Amended and Restated as of November 18, 2009). Filed on October 29, 2012 as Exhibit b. to the Registrant’s Registration Statement on Form N-2 (File No. 333-184645) and incorporated herein by reference.

c.	None.

d.	Form of Share Certificate. Filed on November 6, 2002 as Exhibit d. to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-100668) and incorporated herein by reference.

e.	Terms and Conditions of the Dividend Reinvestment Plan. Filed on August 22, 2002 as Exhibit e. to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2 (File No. 333-91678) and incorporated herein by reference.

f.	None.

g.1	Investment Management Agreement dated November 13, 2007 between the Registrant and Nuveen Asset Management (now, Nuveen Fund Advisors, LLC). Filed on October 29, 2012 as Exhibit g.1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-184645) and incorporated herein by reference.

g.2	Investment Sub-Advisory Agreement dated November 13, 2007 between Nuveen Asset Management (now, Nuveen Fund Advisors, LLC) and Spectrum Asset Management, Inc. Filed on October 29, 2012 as Exhibit g.2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-184645) and incorporated herein by reference.

h.1	Distribution Agreement dated December 14, 2012 relating to At-the-Market Offerings between the Registrant and Nuveen Securities, LLC.*

h.2	Dealer Agreement dated December 14, 2012 relating to At-the-Market Offerings between Nuveen Securities, LLC and UBS Securities, LLC.*

i.	Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees (as Amended and Restated effective January 1, 2013).*

j.1	Amended and Restated Master Custodian Agreement dated February 25, 2005 between the Registrant and State Street bank and Trust Company. Filed on October 29, 2012 as Exhibit j.1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-184645) and incorporated herein by reference.

1

j.2	Appendix A, dated March 9, 2012, to the Amended and Restated Master Custodian Agreement dated February 25, 2005 between the Registrant and State Street Bank and Trust Company. Filed on October 29, 2012 as Exhibit j.2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-184645) and incorporated herein by reference.

k.1	Transfer Agency and Service Agreement dated October 7, 2002 between the Registrant and State Street Bank and Trust Company. Filed on October 29, 2012 as Exhibit k.1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-184645) and incorporated herein by reference.

k.2	Schedule A, dated May 25, 2011, to the Transfer Agency and Service Agreement dated October 7, 2002 between the Registrant and State Street bank and Trust Company. Filed on October 29, 2012 as Exhibit k.2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-184645) and incorporated herein by reference.

k.3	Amendment, dated July 1, 2011, to the Transfer Agency and Service Agreement dated October 7, 2002 between the Registrant and State Street Bank and Trust Company. Filed on October 29, 2012 as Exhibit k.3 to the Registrant’s Registration Statement on Form N-2 (File No. 333-184645) and incorporated herein by reference.

k.4	Expense Reimbursement Agreement dated August 1, 2002 between the Registrant and Nuveen Institutional Advisory Corp. (now, Nuveen Fund Advisors, LLC). Filed on August 22, 2002 as Exhibit k.2 to Pre-Effective Amendment No.1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-91678) and incorporated herein by reference.

k.5	Form of Auction Agency Agreement. Filed on November 6, 2002 as Exhibit k.3 to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-100668) and incorporated herein by reference.

k.6	Form of Broker-Dealer Agreement. Filed on November 6, 2002 as Exhibit k.4 to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-100668) and incorporated herein by reference.

k.7	Form of DTC Representations Letter. Filed on November 6, 2002 as Exhibit k.5 to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-100668) and incorporated herein by reference.

1.	Opinion and consent of Bingham McCutchen LLP.*

m.	None.

n.	Consent of Ernst & Young LLP.*

o.	None.

p.	Subscription Agreement dated September 4, 2002 between the Registrant and Nuveen Institutional Advisory Corp. (now, Nuveen Fund Advisors, LLC). Filed on September 20, 2002 as Exhibit p to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-91678) and incorporated herein by reference.

q.	None.

r.1	Code of Ethics and Reporting Requirements of Nuveen Investments, Inc. (including affiliated entities) and the Nuveen Funds, effective January 1, 2013.*

r.2	Code of Ethics of Spectrum Asset Management, Inc. Filed on October 29, 2012 as Exhibit r.2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-184645) and incorporated herein by reference.

s.	Powers of Attorney. Filed on October 29, 2012 as Exhibit s. to the Registrant’s Registration Statement on Form N-2 (File No. 333-184645) and incorporated herein by reference.

*	Filed herewith.

Item 26: Marketing Arrangements

See Section 6 of the Distribution Agreement filed as Exhibit h.1 to this Registration Statement.

2

Item  27: Other Expenses of Issuance and Distribution.

Printing and Engraving Fees	$40,000
Legal Fees	65,000
Accounting Fees	5,000
Financial Industry Regulatory Authority Fees	17,942
Stock Exchange Listing Fees	42,000
Securities and Exchange Commission Registration Fees	15,861
Miscellaneous Fees	9,197

Total	$195,000

Item 28: Persons Controlled by or under Common Control with Registrant.

Not applicable.

Item 29: Number of Holders of Securities.

As of April 5, 2013:

Title of Class	Number of Record Holders
Common Shares, $0.01 par value	70,580

Item 30: Indemnification

Section 4 of Article XII of the Registrant’s Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

(a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

(i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(ii) by written opinion of independent legal counsel.

3

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

(a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by Investment Trust Errors and Omission policies in the aggregate amount of $50,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $500,000 deductible, which does not apply to individual trustees or officers.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

4

Item 31: Business and Other Connections of Investment Adviser and Sub-Adviser.

A description of any other business, profession, vocation or employment of a substantial nature in which the directors and officers of Nuveen Fund Advisors, LLC (“NFALLC”), the Fund’s investment adviser, who serve as officers or Trustees of the Fund have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under “Management” in the Statement of Additional Information. Such information for the remaining senior officers appears below:

Name and Position with NFALLC	Other Business, Profession, Vocation or Employment During Past Two Years
Thomas J. Schreier, Jr., Co-President	Vice Chairman, Wealth Management, of Nuveen Investments, Inc. (since 2011); Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); formerly, Chief Executive Officer and Chief Investment Officer of FAF Advisors; formerly, President of First American Funds.

Robert D. Luse, Executive Vice President	Executive Vice President of Nuveen Asset Management, LLC and Nuveen Securities, LLC; Executive Vice President and Assistant Secretary of Nuveen Investments, Inc.; Vice President of Santa Barbara Asset Management, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.

John L. MacCarthy, Director, Executive Vice President and Secretary

Executive Vice President (since 2008), Secretary and General Counsel (since 2006) of Nuveen Investments, Inc. and Nuveen Investments Holdings, Inc.; Executive Vice President (since 2008) and Secretary (since 2006) of Nuveen Investments Advisers Inc. and (since 2011) of Nuveen Asset Management, LLC; Vice President and Secretary of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Santa Barbara Asset Management, LLC; Director, Vice President and Secretary of Winslow Capital Management, LLC.

Stuart J. Cohen, Managing Director and Assistant Secretary

Managing Director and Assistant Secretary of Nuveen Asset Management, LLC and Nuveen Securities, LLC; Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC, NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Symphony Asset Management LLC, Tradewinds Global Investors, LLC and Winslow Capital Management, LLC.

5

Name and Position with NFALLC	Other Business, Profession, Vocation or Employment During Past Two Years
Sherri A. Hlavacek, Managing Director and Corporate Controller

Managing Director and Corporate Controller of Nuveen Investments, Inc., Nuveen Securities, LLC, Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc. and of Nuveen Asset Management, LLC (since 2011); Vice President and Controller of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Winslow Capital Management, LLC and Symphony Asset Management LLC; Certified Public Accountant.

Timothy N. Kafesjian, Senior Vice President	Vice President of Nuveen Securities, LLC, NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC and Tradewinds Global Investors, LLC.

Mary E. Keefe, Managing Director and Chief Compliance Officer

Managing Director (since 2004) and Director of Compliance of Nuveen Investments, Inc.; Managing Director and Chief Compliance Officer of Nuveen Securities, LLC, Nuveen Asset Management, LLC, Nuveen Investments Advisers Inc., Symphony Asset Management LLC and Santa Barbara Asset Management, LLC; Vice President and Assistant Secretary of Winslow Capital Management, LLC.

Lucas A. Satre, Senior Vice President and Assistant Secretary

Senior Vice President and Assistant Secretary of Nuveen Asset Management, LLC, Nuveen Securities, LLC and Nuveen Investments, Inc.; Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC, NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Symphony Asset Management LLC, Tradewinds Global Investors, LLC and Winslow Capital Management, LLC.

Glenn R. Richter, Director	Executive Vice President, Chief Operating Officer of Nuveen Investments, Inc. (since 2006); Co-Chief Executive Officer and Chief Operating Officer (since 2011) of Nuveen Securities, LLC; Executive Vice President of Nuveen Investments Advisers, Inc.

Spectrum Asset Management, Inc. (“Spectrum”), the Fund’s sub-adviser, serves as investment adviser to a non-U.S. fund and offers separate account management for certain institutions and high net worth individuals. Spectrum also is a registered broker-dealer. See “Management of the Fund” in Part A of the Registration Statement.

Set forth below is a list of each director and officer of Spectrum, indicating each business profession, vocation or employment of a substantial nature in which such person has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, partner or trustee.

Name and Position with Spectrum	Other Business, Profession, Vocation or Employment During Past Two Years
Mark Lieb, Executive & Management Leadership—President and Chief Executive Officer	None

6

Name and Position with Spectrum	Other Business, Profession, Vocation or Employment During Past Two Years
Phillip Jacoby, Executive & Management Leadership—Chief Investment Officer	None

Matthew Byer, Executive & Management Leadership—Chief Operating Officer	None

Joseph Urciuoli, Head of Investment Research/Management Leadership	None

John Kriz, Investment Research	None

Fred Diaz, Portfolio Management	None

Roberto Giangregorio, Portfolio Management	None

Manu Krishnan, CFA, Portfolio Management	None

Kevin Nugent, Portfolio Management	Bishop Asset Management

Jean Orlando, Head of Operations and FINOP	None

Joseph Hanczor, J.D., Chief Compliance Officer: Compliance, Legal and Regulatory	None

Item 32: Location of Accounts and Records.

NFALLC, 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Fund’s Declaration of Trust, By-Laws, minutes of trustee and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser. Spectrum, 2 High Ridge Park, Stamford, Connecticut 06905, in its capacity as sub-adviser, may also hold certain accounts and records of the Fund.

State Street Bank and Trust Company, 250 Royall Street, Canton, Massachusetts 02021, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by NFALLC or Spectrum.

Item 33: Management Services.

Not applicable.

Item 34: Undertakings.

1.	Registrant undertakes to suspend the offering of its shares until it amends its prospectus if: (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	If the securities are being registered in reliance on Rule 415 under the Securities Act of 1933, as amended, an undertaking:

a. to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

1. to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

2. to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

7

3. to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

b. that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

c. to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

d. that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933 as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act of 1933, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e. that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

1. any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933;

2. the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

3. any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.	The Registrant undertakes that:

a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

8

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 20th day of May, 2013.

NUVEEN QUALITY PREFERRED INCOME FUND 2

/S/ KEVIN J. MCCARTHY
Kevin J. McCarthy, Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title			Date
/S/ STEPHEN D. FOY STEPHEN D. FOY	Vice President and Controller (Principal Financial and Accounting Officer)			May 20, 2013

/S/ GIFFORD R. ZIMMERMAN GIFFORD R. ZIMMERMAN	Chief Administrative Officer (principal executive officer)

ROBERT P. BREMNER*	Chairman of the Board and Trustee	ý ï ï ï ï ï ï ï ï ï ï þ ï ï ï ï ï ï ï ï ï ï ï ï ý	By:*	/S/ Kevin J. McCarthy KEVIN J. MCCARTHY, Attorney-in-Fact May 20, 2013
JOHN P. AMBOIAN*	Trustee
JACK B. EVANS*	Trustee
WILLIAM C. HUNTER*	Trustee
DAVID J. KUNDERT*	Trustee
WILLIAM J. SCHNEIDER*	Trustee
JUDITH M. STOCKDALE*	Trustee
CAROLE E. STONE*	Trustee

VIRGINIA L. STRINGER*	Trustee

TERENCE J. TOTH*	Trustee

*	The original powers of attorney authorizing Kevin J. McCarthy, among others, to execute this Registration Statement, and Amendments thereto, for the trustees of the Registrant on whose behalf this Registration Statement is filed, have been executed and filed as Exhibit s. to the Registrant’s Registration Statement on Form N-2 (File No. 333-184645), as filed with the SEC on October 29, 2012 and incorporated herein by reference.

EXHIBIT INDEX

Exhibit	Name

h.1	Distribution Agreement dated December 14, 2012 relating to At-the-Market Offerings between the Registrant and Nuveen Securities, LLC.

h.2	Dealer Agreement dated December 14, 2012 relating to At-the-Market Offerings between Nuveen Securities, LLC and UBS Securities, LLC.

i.	Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees (as Amended and Restated effective January 1, 2013).

l.	Opinion and Consent of Bingham McCutchen LLP.

n.	Consent of Ernst & Young LLP.

r.1	Code of Ethics and Reporting Requirements of Nuveen Investments, Inc. (including affiliated entities) and the Nuveen Funds, effective January 1, 2013.